  As filed with the U.S. Securities and Exchange Commission on August 20, 2004
                                                                      --

                           Registration No. 333-55172


--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 [ ]
                       POST-EFFECTIVE AMENDMENT NO. 10 [X]

                                   ----------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                              (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of depositor)

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 28 [X]
                        (Check Appropriate Box or Boxes)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S
                           (Exact Name of Registrant)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (Name of Depositor)

                               JOHN HANCOCK PLACE
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                           BOSTON, MASSACHUSETTS 02117
          (Complete address of depositor's principal executive offices)

                                   ----------

                             RONALD J. BOCAGE, ESQ.
                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                 INSURANCE & SEPARATE ACCOUNTS DIV. - LAW SECTOR
                        JOHN HANCOCK PLACE, BOSTON 02117
                (Name and complete address of agent for service)

                                   ----------

                                    Copy to:
                            THOMAS C. LAUERMAN, Esq.
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

                                   ----------

It is proposed that this filing become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [ ] on May 1, 2004 pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [X] on September 3, 2004 pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

     [ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                       Prospectus dated September 3, 2004
                                                 --
                                for interests in
                      John Hancock Variable Life Account S

                       Interests are made available under

                      VARIABLE SURVIVORSHIP UNIVERSAL LIFE

             a flexible premium variable universal life survivorship
                           insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

The policy provides an investment option with fixed rates of return declared by
             JHVLICO and the following variable investment options:

----------------------------------------------------------------------------------
Variable Investment Option:          Underlying Fund Managed By:
--------------------------           --------------------------
Equity Options:
   Equity Index...................   SSgA Funds Management, Inc.
   Large Cap Value................   T. Rowe Price Associates, Inc.
   Large Cap Growth...............   Independence Investment LLC
   Earnings Growth................   Fidelity Management & Research Company
   Growth & Income................   Independence Investment LLC and T. Rowe
                                        Price Associates, Inc.
   Fundamental Value..............   Wellington Management Company, LLP
   Mid Cap Value B................   T. Rowe Price Associates, Inc.
   Mid Cap Growth.................   Wellington Management Company, LLP
   Small Cap Value................   T. Rowe Price Associates, Inc. and Wellington
                                        Management Company, LLP
   Small Cap Emerging Growth......   Wellington Management Company, LLP
   AIM V.I. Capital Development...   A I M Advisors, Inc.
   Fidelity VIP Contrafund/(R)/...   Fidelity Management & Research Company
   MFS Investors Growth Stock.....   MFS Investment Management/(R)/
   International Equity Index.....   SSgA Funds Management, Inc.
   Overseas Equity B..............   Capital Guardian Trust Company
   Fidelity VIP Overseas..........   Fidelity Management & Research Company
   Real Estate Equity.............   RREEF America LLC and Van Kampen
                                        (a registered trade name of Morgan Stanley
                                        Investment Management Inc.)
   Health Sciences................   Wellington Management Company, LLP
   Financial Industries...........   John Hancock Advisers, LLC
Balanced Option:
   Managed........................   Independence Investment LLC and Capital
                                        Guardian Trust Company
Bond & Money Market Options:
   Short-Term Bond................   Independence Investment LLC
   Bond Index.....................   Standish Mellon Asset Management Company LLC
   Active Bond....................   John Hancock Advisers, LLC, Pacific
                                        Investment Management Company LLC and
                                        Declaration Management & Research Company
   Total Return Bond..............   Pacific Investment Management Company LLC
   High Yield Bond................   Wellington Management Company, LLP
   Global Bond....................   Capital Guardian Trust Company
   Money Market...................   Wellington Management Company, LLP
----------------------------------------------------------------------------------

                             * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

     . The section which starts on the next page is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy. This section starts on page XX.

     . Behind the Fee Tables section is a section called "Detailed Information." This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context. A table of contents for the Detailed Information section appears on page XX.

     . There is an Alphabetical Index of Key Words and Phrases at the back of this prospectus on page XX.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

After this prospectus ends, the prospectuses for the Series Funds begin. See page XX of this prospectus for a brief description of the Series Funds.

                          SUMMARY OF BENEFITS AND RISKS

The Nature of the Policy

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges and the CDSC. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the Detailed Information section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

     If the life insurance protection described in this prospectus is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of Policy Benefits

Death Benefit

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit (Option A and Option B). You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described under "The minimum insurance amount" provision in the Detailed Information section of this prospectus).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

Surrender of the Policy

     You may surrender the policy in full at any time. If you do, we will pay you the account value of the policy less any outstanding policy loans and less any contingent deferred sales charge that then applies. This is called your "surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "account value" of your policy will, on any given date, be equal to:

     .    the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     .    minus all charges we deduct, and

     .    minus all withdrawals you have made.

     If you take a loan on your policy, your account value will be computed somewhat differently. This is discussed on page XX.

Partial Withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each withdrawal must be at least $1,000. There is a charge (usually $50) for each partial withdrawal. Your account value is automatically reduced by the amount of the withdrawal and the charge. We reserve the right to refuse a partial withdrawal if it would reduce the surrender value or the Total Sum Insured below certain minimum amounts.

Policy Loans

     You may borrow from your policy at any time by completing the appropriate form. The minimum amount of each loan is $1,000. The maximum amount you can borrow is determined by a formula. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Outstanding loans also permanently affect the calculation of your account value.

Optional Benefit Riders

     When you apply for the policy, you can request any of the optional benefit riders that we make available. There are a number of such riders. Charges for most riders will be deducted monthly from the policy's account value.

Investment Options

     The policy offers a number of investment options, as listed on the cover of this prospectus. They cover a broad spectrum of investment styles and strategies. Although the funds of the Series Funds that underly those investment options operate like publicly traded mutual funds, there are important differences between your investment options and publicly-traded mutual funds. On the plus side, you can transfer money from one investment option to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying fund are automatically reinvested and reflected in the fund's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or partial withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges are significant and will reduce the investment performance of your investment options.

Summary of Policy Risks

Lapse Risk

     If the account value of your policy is insufficient to pay the charges when due, your policy (or part of it) can terminate (i.e. "lapse"). This can happen because you haven't paid enough premiums or because the investment performance of the investment options you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your account value, withdrawals increase the risk of lapse.

Investment Risk

     As mentioned above, the investment performance of any variable investment option may be good or bad. Your account value will rise or fall based on the investment performance of the variable investment options you've chosen. Some variable investment options are riskier than others. These risks (and potential rewards) are discussed in detail in the attached prospectuses of the Series Funds.

Access to Funds Risk

     There is a risk that you will not be able (or willing) to access your account value by surrendering the policy because of the contingent deferred sales charge ("CDSC") that may be payable upon surrender. The CDSC is a percentage of the premiums you've paid and disappears only after 14 policy years have passed. See the "Fee Tables" section of this prospectus for details on the CDSC. There is also a charge for each partial withdrawal you make. It is the lesser of $50 or 2% of the withdrawal amount. Any communication that arrives on a date that is not a business day will be processed on the business day next following that date. The term "business day" is defined on page XX.

Transfer Risk

     There is a risk that you will not be able to transfer your account value from one investment option to another because of limitations on the dollar amount or frequency of transfers you can make. The limitation on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment options.

Market Timing Risk

     As stated elsewhere in this prosepctus, your policy is not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options.

     Investment options in variable insurance products can be a prime target for abusive transfer activity because the products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of shares of investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, long-terms investors bear the cost of frequent trading activity through dilution of the value of their shares or as a result of disuption to the management of underlying funds.

     To discourage frequent transfer activity, we have imposed restrictions on transfers (see page 21) and reserved the right to change, suspend or terminate telephone and facsimile transaction privileges (see page 32). We intend to apply these measures consistently among policy owners and do not anticipate any circumstances under which we will waive the restrictions on transfers or our reserved rights. There is no assurance that the measures we take will be effective in preventing frequent transfer activity.

Tax Risks

     In order for you to receive the tax benefits accorded life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so- called "inside build-up" that is a major benefit of life insurance.

     There is also a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made, surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying, owning and surrendering the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. The remaining entries are always calculated in the same way, so we cannot assess a charge that is greater than the charge shown in the table. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, surrender the policy, request a BSI increase, withdraw account value, or transfer account value between investment options.

-----------------------------------------------------------------------------------------------
                                        Transaction Fees
-----------------------------------------------------------------------------------------------
                                                                  Amount Deducted
                                                  ---------------------------------------------
        Charge          When Charge is Deducted      Guaranteed Rate          Current Rate
-----------------------------------------------------------------------------------------------
Premium sales charge    Upon payment of           8% of any premium      7% of any premium paid
                        premium                   paid                   in policy years 1-10
                                                                         3% of any premium paid
                                                                         in policy year 11 and
                                                                         thereafter
-----------------------------------------------------------------------------------------------
Maximum contingent      Upon surrender of         100% of first year     100% of first year
deferral sales charge   policy within the         Target Premium for     Target Premium for
(CDSC)                  period stated             surrenders in policy   surrenders in policy
                                                  year 1*                year 1*

                        Upon reduction of         Pro rata portion of    Pro rata portion of
                        Basic Sum Insured as      applicable CDSC        applicable CDSC
                        a result of a
                        partial withdrawal
-----------------------------------------------------------------------------------------------
Maximum BSI increase    Upon a requested          $60.00 per $1,000 of   $60.00 per $1,000 of
charge                  increase in Basic         increase in            increase in
                        Sum Insured               BSI **                 BSI **
-----------------------------------------------------------------------------------------------
Maximum partial         Upon making a             $50                    $50
withdrawal charge       partial withdrawal
-----------------------------------------------------------------------------------------------
Maximum transfer        Upon each transfer        $25 (currently         $25 (currently $0)***
charge                  into or out of a          $0)***
                        variable investment
                        option beyond an
                        annual limit of not
                        less than 12
-----------------------------------------------------------------------------------------------

     * The CDSC percentage decreases in later policy years as follows: for policy year 2, it is 93%; for policy year 3, it is 86%; for policy year 4, it is 79%; for policy year 5, it is 71%; for policy year 6, it is 64%; for policy year 7, it is 57%; for policy year 8, it is 50%; for policy year 9, it is 43%; for policy year 10, it is 36%; for policy year 11, it is 29%; for policy year 12, it is 21%; for policy year 13, it is 14%; for policy year 14, it is 7%; and for policy years 15 and later, it is 0%. The "Target Premium" for each policy year is determined at the time the policy is ussed and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

     ** A table in the policy will state the rate for this charge per $1,000 of BSI increase, depending upon the policy year in which the increase becomes effective. The table will vary from policy to policy based on the death benefit option chosen and the younger insured person's issue age, insurance risk characteristics and (usually) gender.

     *** This charge is not currently imposed, but we reserve the right to do so in the policy.

The next two tables describe the fees and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the fund level. Except for the policy loan interest rate and the Optional Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your account value. The second table is devoted only to optional rider benefits.

-------------------------------------------------------------------------------------------------
                     Periodic Charges Other Than Fund Operating Expenses
-------------------------------------------------------------------------------------------------
                                                               Amount Deducted
                                                    ---------------------------------------------
        Charge            When Charge is Deducted      Guaranteed Rate           Current Rate
-------------------------------------------------------------------------------------------------
Insurance charge*
   Minimum charge......   Monthly                   $0.0001 per $1,000     $0.0001 per $1,000 of
                                                    of AAR                 AAR
   Maximum charge......   Monthly                   $ 83.33 per $1,000     $83.33 per $1,000 of
   Charge for                                       of AAR                 AAR
   representative
   insured persons.....   Monthly                   $0.003 per $1,000 of   $0.003 per $1,000 of
                                                    AAR                    AAR
-------------------------------------------------------------------------------------------------
Maximum issue charge...   Monthly                   2% of Target           2% of Target Premium
                                                    Premium
-------------------------------------------------------------------------------------------------
Maintenance charge.....   Monthly                   $20                    $12
-------------------------------------------------------------------------------------------------
Asset-based risk
   charge***...........   Monthly                   .07% of first          .05% of first $25,000
                                                    $25,000 of account     of account value and
                                                    value and of all       of all amounts in
                                                    amounts in excess of   excess of $25,000 in
                                                    $25,000 in policy      policy years 1-5
                                                    years 1-5
-------------------------------------------------------------------------------------------------
Per thousand TSI
   charge****..........   Monthly                   $0.035 per $1,000 of   $0.035 per $1,000 of
                                                    Total Sum Insured      Total Sum Insured
-------------------------------------------------------------------------------------------------
Maximum policy loan
   interest rate*****..   Accrues daily             3.75%                  3.75%
                          Payable annually
-------------------------------------------------------------------------------------------------

     * The insurance charge is determined by multiplying the amount of insurance for which we are at risk (the amount at risk or "AAR") by the applicable cost of insurance rate. The rates vary widely depending upon the Total Sum Insured, the length of time the policy has been in effect, the insurance risk characteristics of the insured persons and (generally) the gender of the insured persons. The "minimum" rate shown in the table is the rate in the first policy year for a $2,000,000 policy issued to cover two 20 year old female preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is the rate in the first policy year for a $250,000 policy issued to cover two 85 year old male substandard tobacco underwriting risks. This includes the so-called "extra mortality charge." The "representative insured persons" referred to in the table are a 50 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk with a $1,000,000 policy. The
                                                     ---------
     charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your JHVLICO representative.

     ** The issue charge varies depending upon the proportion of Additional Sum Insured at issue. The amount quoted in the table assumes the minimum proportion of Additional Sum Insured.

     *** This charge only applies to that portion of account value held in the variable investment options. The charge does not apply to the fixed investment option. After policy year 5, the guaranteed rate will be .03% of all amounts in excess of $25,000. For policy years 6-10, the current rate will be .02% of amounts in excess of $25,000. After policy year 10, the current rate is zero.

     **** This charge is determined by multiplying the Total Sum Insured by the applicable rate. We currently expect to cease making this charge after the tenth policy year, but that is not guaranteed.

     ***** 3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.50% for policy years 11-20 and no more than 3.25% thereafter. Under our current rules, the effective annual interest rate after policy year 20 is 3.0%. The amount of any loan is transferred from the investment options to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the true cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

----------------------------------------------------------------------------------------------
                                         Rider Charges
----------------------------------------------------------------------------------------------
          Charge                       When Charge is Deducted         Amount Deducted
----------------------------------------------------------------------------------------------
Optional Enhanced Cash Value           Upon payment of           4% of all premiums paid in
   Rider                               premium                   the first two policy years up
                                                                 to the Target Premium in each
                                                                 year
-------------------------------------------------------------------------------------------
Policy Split Option Rider              Monthly                   3 CENTS per $1,000 of current
                                                                 Total Sum Insured
----------------------------------------------------------------------------------------------
Disability Payment of Specified
   Premium Rider:*
   Minimum charge...................   Monthly                   $15.90 per $1,000 of monthly
                                                                 Specified Premium
   Maximum charge...................   Monthly                   $198.68 per $1,000 of monthly
                                                                 Specified Premium
   Charge for representative insured
      person........................   Monthly                   $30.95 per $1,000 of monthly
                                                                 Specified Premium
----------------------------------------------------------------------------------------------
Four Year Term Rider**
   Minimum charge...................   Monthly                   $0.0104 per $1,000 of Term
                                                                 Death Benefit
   Maximum charge...................   Monthly                   $83.34 per $1,000 of Term
                                                                 Death Benefit
   Charge for representative insured
      persons.......................   Monthly                   $0.02 per $1,000 of Term
                                                                 Death Benefit
----------------------------------------------------------------------------------------------

     * The charge for this rider is determined by multiplying the monthly Specified Premium by the applicable rate. The Specified Premium is chosen by you in the application. The rates vary by the issue age, the insurance risk characteristics and gender of the insured person. The "minimum" rate shown in the table is for a male insured person less than 1 year of age without any substandard rating. The "maximum" rate shown in that table is for a 54 year old female substandard underwriting risk. The "representative insured person" referred to in the table is a 35 year old male standard non-tobacco underwriting risk.

     ** The charge for this rider is determined by multiplying the Term Death Benefit under the rider by the applicable rate. The rates vary by the issue age, gender and insurance risk characteristics of the insured persons. The "minimum" rate shown in the table is for two 20 year old female super preferred non-tobacco underwriting risks. The "maximum" rate shown in the table is for two 85 year old male substandard tobacco underwriting risks. The "representative insured persons" referred to in the table are a 50 year old male preferred non-tobacco underwriting risk and a 50 year old female preferred non-tobacco underwriting risk.

The next table describes the minimum and maximum fund level fees and expenses that you will pay periodically during the time you own the policy. These expenses are deducted from fund assets and include management fees and other expenses.

-----------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                  Minimum   Maximum
-----------------------------------------------------------------------------
Range of expenses, including management fees,
   distribution and/or service (12b-1) fees, and             0.21%     1.44%
   other expenses
-----------------------------------------------------------------------------

The next table describes fund level fees and expenses for each of the funds, as a percentage of the fund's average net assets for the fiscal year ending December 31, 2003. More detail concerning each fund's fees and expenses is contained in the prospectuses for the Series Funds.

                                                                                     Total Funds                   Total Funds
                                                   Distribution   Other Operating    Operating                     Operating
                                     Investment        and           Expenses         Expenses                      Expenses
                                     Management  Service (12b-1)      Without         Without        Expense          With
            Fund Name                    Fee           Fees        Reimbursement   Reimbursement  Reimbursement  Reimbursement
------------------------------------------------------------------------------------------------------------------------------
John Hancock Variable Series
   Trust I - NAV Class Shares
   (Note 1):
------------------------------------------------------------------------------------------------------------------------------
Equity Index.......................     0.13%          N/A             0.08%           0.21%          0.00%          0.21%
------------------------------------------------------------------------------------------------------------------------------
Large Cap Value....................     0.75%          N/A             0.07%           0.82%          0.00%          0.82%
------------------------------------------------------------------------------------------------------------------------------
Large Cap Growth...................     0.80%          N/A             0.06%           0.86%          0.00%          0.86%
------------------------------------------------------------------------------------------------------------------------------
Earnings Growth....................     0.96%          N/A             0.11%           1.07%          0.01%          1.06%
------------------------------------------------------------------------------------------------------------------------------
Growth & Income....................     0.67%          N/A             0.06%           0.73%          0.00%          0.73%
------------------------------------------------------------------------------------------------------------------------------
Fundamental Value..................     0.79%          N/A             0.11%           0.90%          0.01%          0.89%
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value B*...................     1.05%          N/A             0.14%           1.19%          0.04%          1.15%
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth*....................     0.96%          N/A             0.10%           1.06%          0.00%          1.06%
------------------------------------------------------------------------------------------------------------------------------
Small Cap Value....................     0.95%          N/A             0.11%           1.06%          0.01%          1.05%
------------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth..........     1.01%          N/A             0.20%           1.21%          0.10%          1.11%
------------------------------------------------------------------------------------------------------------------------------
International Equity Index.........     0.17%          N/A             0.05%           0.22%          0.00%          0.22%
------------------------------------------------------------------------------------------------------------------------------
Overseas Equity B*.................     1.13%          N/A             0.31%           1.44%          0.00%          1.44%
------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity.................     0.98%          N/A             0.09%           1.07%          0.00%          1.07%
------------------------------------------------------------------------------------------------------------------------------
Health Sciences....................     1.00%          N/A             0.25%           1.25%          0.00%          1.25%
------------------------------------------------------------------------------------------------------------------------------
Financial Industries...............     0.80%          N/A             0.06%           0.86%          0.00%          0.86%
------------------------------------------------------------------------------------------------------------------------------
Managed............................     0.68%          N/A             0.06%           0.74%          0.00%          0.74%
------------------------------------------------------------------------------------------------------------------------------
Short-Term Bond....................     0.60%          N/A             0.07%           0.67%          0.00%          0.67%
------------------------------------------------------------------------------------------------------------------------------
Bond Index.........................     0.14%          N/A             0.10%           0.24%          0.00%          0.24%
------------------------------------------------------------------------------------------------------------------------------
Active Bond........................     0.61%          N/A             0.09%           0.70%          0.00%          0.70%
------------------------------------------------------------------------------------------------------------------------------
Total Return Bond..................     0.70%          N/A             0.07%           0.77%          0.00%          0.77%
------------------------------------------------------------------------------------------------------------------------------
High Yield Bond....................     0.80%          N/A             0.15%           0.95%          0.05%          0.90%
------------------------------------------------------------------------------------------------------------------------------
Global Bond........................     0.85%          N/A             0.13%           0.98%          0.00%          0.98%
------------------------------------------------------------------------------------------------------------------------------
Money Market.......................     0.25%          N/A             0.06%           0.31%          0.00%          0.31%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Aim Variable Insurance
   Funds - Series II Shares:
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Development Fund..     0.75%         0.25%            0.38%           1.38%          0.00%          1.38%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products
   Fund - Service Class
(Note 2):
------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas...........     0.73%         0.10%            0.17%           1.00%          0.00%          1.00%
------------------------------------------------------------------------------------------------------------------------------

                                                                                     Total Fund                    Total Fund
                                                   Distribution   Other Operating    Operating                      Operating
                                     Investment        and            Expenses        Expenses                      EXPENSES
                                     Management  Service (12b-1)      Without         Without        Expense          With
            Fund Name                    Fee           Fees        Reimbursement   Reimbursement  Reimbursement  Reimbursement
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Variable Insurance Products
   Fund II - Service Class
(Note 2):
------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund.........     0.58%         0.10%            0.09%           0.77%          0.00%          0.77%
------------------------------------------------------------------------------------------------------------------------------

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MFS(R) Variable Insurance
   Trust - Initial Class Shares
   (Note 3):
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MFS(R) Investors Growth Stock......     0.75%          N/A             0.13%           0.88%          0.00%          0.88%
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(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund (other than the International Equity Index, Overseas Equity B, Health Sciences and Global Bond funds) when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. The agreements will remain in effect until May 1, 2005, and may be renewed each year thereafter by JHVST. Percentages shown for the Overseas Equity B fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2004, was in effect for all of 2003. The percentages shown for the International Equity Index Fund reflect (a) the discontinuance of John Hancock's agreement to reimburse the Fund for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets and (b) the custodian's agreement, effective April 1, 2004, to reduce its fees for this Fund. The percentages shown for the Overseas Equity B, Health Sciences and Global Bond funds reflect the discontinuance of John Hancock's agreement to reimburse each of these funds for "other fund expenses" in 2003 that exceeded 0.10% of the Fund's average daily net assets. The percentages shown for the Financial Industries fund are based on the fund's current management fee schedule and include the operating expenses and average daily net assets of the fund's predecessor prior to April 25, 2003.

     * Mid Cap Value B was formerly "Small/Mid Cap CORE(SM)," Mid Cap Growth was formerly "Small/Mid Cap Growth," and Overseas Equity B was formerly "International Opportunities." "CORE(SM)" is a service mark of Goldman, Sachs & Co.

(2) A portion of the brokerage commissions that each of the Fidelity VIP(R) funds pays may be reimbursed and used to reduce that fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the custodian expenses of the Fidelity(R) VIP Overseas Fund and the Fidelity(R) VIP Contrafund. Including the reductions for reimbursed brokerage commissions and custodian credit offsets, the total operating expenses shown for the Service Class of the Fidelity(R) VIP Overseas Fund and Fidelity(R) VIP Contrafund would have been 0.96% and 0.75%, respectively.

(3) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, "Total Fund Operating Expenses" for MFS Investors Growth Stock would equal 0.87%.

                              DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section on pages XX through XX.

Contents of this section                                       Beginning on page
------------------------                                       -----------------
Description of JHVLICO .....................................           13
Description of John Hancock Variable Life Account S ........           13
Description of the Underlying Funds ........................           13
   Voting privileges that you will have ....................           14
   Changes we can make to a Series Fund or the Account .....           14
The Fixed Investment Option ................................           15
Premiums ...................................................           15
   Planned Premiums ........................................           15
   Maximum premium payments ................................           15
   Ways to pay premiums ....................................           15
   Processing premium payments .............................           16
Lapse and Reinstatement ....................................           16
   Guaranteed death benefit feature ........................           17
The Death Benefit ..........................................           18
   Limitations on payment of death benefit .................           18
   Basic Sum Insured vs. Additional Sum Insured ............           18
   The minimum insurance amount ............................           19
   When the younger insured person reaches 100 .............           19
   Requesting an increase in coverage ......................           19
   Requesting a decrease in coverage .......................           19
   Change of death benefit option ..........................           20
   Effective date of certain policy transactions ...........           20
   Tax consequences of coverage changes ....................           20
   Your beneficiary ........................................           20
   Ways in which we pay out policy proceeds ................           20
   Changing a payment option ...............................           20
   Tax impact of payment option chosen .....................           21
The Account Value ..........................................           21
   Commencement of investment performance ..................           21
   Allocation of future premium payments ...................           21
   Transfers of existing account value .....................           21
   Dollar cost averaging ...................................           22
Surrender and Partial Withdrawals ..........................           22
   Full surrender ..........................................           22
   Partial withdrawals .....................................           23
Policy loans ...............................................           23

Contents of this section                                       Beginning on page
------------------------                                       -----------------
   Repayment of policy loans ...............................           23
   Effects of policy loans .................................           24
Description of Charges at the Policy Level .................           24
   Deductions from premium payments ........................           24
   Deductions from account value ...........................           24
   Additional information about how certain policy charges
      work .................................................           26
   Other charges we could impose in the future .............           26
Description of Charges at the Fund Level ...................           27
Other Policy Benefits, Rights and Limitations ..............           27
   Optional benefit riders you can add .....................           27
   Variations in policy terms ..............................           27
   Procedures for issuance of a policy .....................           28
   Changes that we can make as to your policy ..............           29
   The owner of the policy .................................           29
   Policy cancellation right ...............................           29
   Reports that you will receive ...........................           30
   Assigning your policy ...................................           30
   When we pay policy proceeds .............................           30
   How you communicate with us .............................           31
Tax considerations .........................................           32
   General .................................................           32
   Policy proceeds .........................................           32
   Other policy distributions ..............................           32
   Diversification rules and ownership of the Account ......           33
   7-pay premium limit .....................................           33
   Corporate and H.R. 10 plans .............................           34
Legal matters ..............................................           34
Financial Statements Reference .............................           34
Registration statement filed with the SEC ..................           34
Accounting and actuarial experts ...........................           34

Description of JHVLICO

     We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. In April 2004, John Hancock Financial Services, Inc. was merged with a subsidiary of Manulife Financial Corporation, a publicly-traded corporation organized under the laws of Canada. The merger was effected pursuant to an Agreement and Plan of Merger dated as of September 28, 2003. As a consequence of the merger, John Hancock's ultimate parent is now Manulife Financial Corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

Description of John Hancock Variable Life Account S

     The variable investment options shown on page 1 are in fact subaccounts of John Hancock Variable Life Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the Securities and Exchange Commission ("SEC") of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock other than those arising out of policies that use the Account.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Description of the Underlying Funds

     The variable investment options shown on page 1 are those available as of the date of this prospectus. The options are grouped as to "type" on page 1. When you select one or more of these variable investment options, we invest your money in the selected subaccounts of the Account. In turn, the assets of the subaccounts are invested in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), and the MFS Variable Insurance Trust (Initial Class Shares) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

     The fund manager shown on page 1 for any given fund may be the investment advisor for the fund or a sub-investment advisor. However, in each case, the entity shown is the one that actually manages the fund's assets. For example, the investment advisor for all funds of the John Hancock Variable Series Trust I is John Hancock Life Insurance Company. The entities shown on page 1 for those funds are sub-investment advisors. For all the other funds, you should consult the appropriate Series Fund prospectus to determine whether the entity shown on page 1 is the investment advisor or a sub-investment advisor.

     Each Series Fund is a so-called "series" type mutual fund registered with the SEC. The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

     We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Voting privileges that you will have

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes we can make to a Series Fund or the Account

     The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgement, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

The Fixed Investment Option

     Our obligations under any fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to any fixed investment option will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed investment options -- the standard fixed investment option. The effective annual rate we declare for the standard fixed investment option will never be less than 3%. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Premiums

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and Reinstatement" on page XX).

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page XX. Also, we may refuse to accept any amount of an additional premium if:

     .    that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .    by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or

     .    if we agree to it, through a salary deduction plan with your employer.

     You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

Processing premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the business day immediately preceding the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

     . The tax problem resolves itself prior to the date the refund is to be made; or

     . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Lapse and Reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect (see below). If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

     If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e.,

"reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. Reinstatement of a lapsed policy or Additional Sum Insured will take effect on the monthly deduction date on or next following the date we approve the reinstatement request.

     If the guaranteed death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed death benefit feature

     This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term " monthly deduction date" is defined on page XX under " Procedures for issuance of a policy".)

     Your policy will show two types of GDB Premium (or such other types as permitted by your policy's state of issue):

     . 5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     . Lifetime GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Lifetime GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     The Lifetime GDB Premium is higher than the 5 Year GDB Premium, but neither of them will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. The GDB Premium varies from policy to policy based upon a number of factors, including each insured person's issue age, insurance risk characteristics and (generally) gender.

     For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect and any riders then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured or any rider benefits. If you increase the Total Sum Insured (see "The Death Benefit" below), the guaranteed death benefit feature will cease to be in effect on the date such increase takes effect or the 5th policy anniversary, whichever is later. If there is a decrease in the Total Sum Insured or a change in death benefit option, the 5 Year GDB Premium and the Lifetime GDB Premium may be changed. In making any "due date" calculation described above after the effective date of the change, the old GDB Premium will apply up to the effective date of the change and the new GDB Premium will be multiplied by the number of elapsed policy months from the effective date of the change through the grace period testing date.

     If there are monthly charges that remain unpaid because of this guaranteed death benefit feature, we will deduct such charges when there is sufficient account value to pay them.

     If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as described in the section, "Lapse and Reinstatement" below.

The Death Benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the lives of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" below.

     When the last of the insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total Sum Insured, or (2) the minimum insurance amount (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Basic Sum Insured vs. Additional Sum Insured

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year and is not extended beyond the age 100 adjustment date. (The "age 100 adjustment date" is defined under "When the younger insured person reaches 100" on page XX). Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

     Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. In addition, the death benefit after the age 100 adjustment date will generally be larger if the proportion of Basic Sum Insured immediately prior to that date is larger.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax considerations" beginning on page XX).

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the "cash value accumulation test." When you elect the death benefit option, you must also elect which test you wish to have applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor (called "corridor factor" in the policy) applicable on that date. In this case, the factors are derived by applying the guideline premium and cash value corridor test. The factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy. Regardless of which test is applied, the appropriate factor will be referred to in the policy as the "Required Additional Death Benefit Factor."

     As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page XX). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the younger insured person reaches 100

     If the policy is still in effect on the policy anniversary nearest the 100th birthday of the younger of the two insured persons, the following things will happen whether or not the younger insured person is actually alive on that policy anniversary:

     . We will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

     .    the death benefit will become equal to the greater of the following:

          .    the account value on the date of death, and

          . the lesser of (i) the Basic Sum Insured plus the account value on the date of death, and (ii) the Basic Sum Insured plus the Additional Sum Insured in effect immediately before the policy anniversary nearest the 100th birthday of the younger insured person.

Death benefit Options A and B (as described above) will then cease to apply. If the guaranted death benefit feature is in effect on the policy anniversary nearest the 100th birthday of the younger insured person, the death benefit as described above will be guaranteed not to lapse.

Requesting an increase in coverage

     The Basic Sum Insured generally cannot be increased after policy issue. You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of certain policy transactions" on page XX. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Requesting a decrease in coverage

     After the first policy year, you may request a reduction in the Total Sum Insured, but only if:

     .    the remaining Basic Sum Insured will be at least $250,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to increase pursuant to the optional extra death benefit feature. As to when any reduction in Total Sum Insured would take effect, see "Effective date of certain policy transactions" below. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page XX).

Change of death benefit option

     You may change your coverage from death benefit Option B to Option A on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. A change from death benefit Option A to Option B is not permitted under our administrative rules.

     Please read "The minimum insurance amount" on page XX for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Effective date of certain policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve your request:

     .    Total Sum Insured decreases

     .    Additional Sum Insured increases

     A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

Tax consequences of coverage changes

     Please read "Tax considerations" starting on page XX to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

The Account Value

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" on page XX. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the twentieth day after your policy becomes effective. (See "Commencement of investment performance" below).

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "Description of Charges at the Policy Level" beginning on page XX.

     The amount you've invested in the fixed investment option will earn interest at the rates we declare from time to time. We guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed investment option, just call or write to us. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page 24. Otherwise, the policy level charges applicable to the fixed investment option are the same as those applicable to the variable investment options. We reserve the right to offer one or more additional fixed investment options with characteristics that differ from those of the current fixed investment option, but we are under no obligation to do so.

Commencement of investment performance

     Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

Allocation of future premium payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

     You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Under our current rules, we impose no charge on transfers but we do impose the following restrictions on transfers into and out of variable investment options:

     . No more than 12 such transfer requests will be processed in any policy year. In applying this restriction, any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request.

     . We will monitor your transfer requests to determine whether you have transferred account value into any variable investment option within 28 calendar days after you transferrred account value out of that variable investment option (i.e., effected a "short duration round trip"). If we determine that you have effected a short duration round trip, you will be prohibited from effecting any further short duration round trips with respect to any variable investment option for as long as the policy remains in effect.

If we change any of the above rules relating to transfers, we will notify you of the change. Transfers under the dollar cost averaging program will not be counted toward any limit or restriction on transfers into and out of variable investment options.

     Transfers out of the fixed investment options are currently subject to the following restrictions:

     .    You can only make such a transfer once in each policy year.

     . Any transfer request received within 6 months of the last transfer out of the fixed investment option will not be processed until such 6 month period has expired.

     The most you can transfer at any one time is the greater of (i) $500 (ii) 25% of the assets in your fixed investment option or (iii) the amount you transferred out of your fixed investment option during the previous policy year.We reserve the right to impose a minimum amount limit on transfers out of either fixed investment option and, after the second policy year, a maximum amount limit on any transfer into either fixed investment option. We also reserve the right to impose different restrictions on any additional fixed investment option that we may offer in the future.

     If there is a default as described in the "Lapse and reinstatement" provision and a "grace period" is triggered, you will be prohibited from making any transfers among investment options while the grace period remains in effect.

Dollar cost averaging

     This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

     Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person.

     The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time. If you have any questions with respect to dollar cost averaging, call 1-800-732-5543.

Surrender and Partial Withdrawals

Full surrender

     You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender. We process surrenders as of the day we receive the surrender request.

Partial withdrawals

     You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge for each partial withdrawal (the lesser of $50 or 2% of the withdrawal amount). We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page XX). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $250,000 or the policy's Basic Sum Insured to fall below $250,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "The Death Benefit" on page XX). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge" ('CDSC')) on page XX).

Policy Loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     .    We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

     . We then subtract the third item above from the result of the second item above.

     The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years, 3.50% in policy years 11 through 20, and 3.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from any fixed investment option will be repaid to that fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page XX).

Description of Charges at the Policy Level

Deductions from premium payments

..    Premium sales charge - A charge to help defray our sales costs. The charge is a percentage of the premiums you pay. The percentage is currently 7% for policy years 1-10 and 3% thereafter. The percentage is guaranteed never to exceed 8% for any policy year.

..    Optional enhanced cash value rider charge - A charge to cover the cost of this rider, if elected, equal to 4% of premium paid in the first policy year that does not exceed the Target Premium. We may vary the charge where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the rider. These include the type of variations discussed under "Reduced charges for eligible classes" on page XX. No variation in the charge will exceed the maximum stated above.

Deductions from account value

..    Issue charge - A monthly charge made for the first four policy years to help defray our sales and administrative costs. The charge is a percentage of the "Target Premium" and will be the same regardless of the amount of premium actually paid. The percentage will never be greater than 1.3%. The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the Target Premium.

..    Maintenance charge - A monthly charge to help defray our administrative costs. This is a flat dollar charge of up to $20 (currently $12) during all policy years.

..    Insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time.
     However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "The Death Benefit" on page XX).

..    Extra mortality charge - A monthly charge specified in your policy for additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

..    Asset-based risk charge - A monthly charge for mortality and expense risks we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .05%. We guarantee that this percentage will never exceed .067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .05 for policy years 1 through 5, .021% for policy years 6 through 10, and zero for policy years 16 and thereafter. We guarantee that these percentages will never exceed .0 67 % for policy years 1 through 5 and .033% for policy years 6 and thereafter. This charge does not apply to the fixed investment option.

..    Per thousand TSI charge - A monthly charge based upon the amount of Total
     Sum Insured then in effect under your policy. To determine the charge, we divide the amount of Total Sum Insured by 1000 and then multiply the result by $0.035. We currently expect to cease making this charge after the tenth policy year, but that is not guaranteed.

..    Optional benefits charge - Monthly charges for certain optional insurance benefits added to the policy by means of a rider. The riders we currently offer are described under "Optional benefit riders you can add" on page XX.

..    BSI increase charge - A charge we deduct if you increase the Basic Sum
     Insured. A table in your policy will state the maximum rate for the charge per $1,000 of Basic Sum Insured increase, based on the insured person's age on the effective date of the increase and the death benefit option chosen. The rates are shown in the policy and range from $1.80 per $1,000 (for a female superpreferred risk with an issue age of less than 1 year and death benefit Option A) up to the maximum rate for an issue age 69 male tobacco risk with death benefit Option A or B.

..    Contingent deferred sales charge ("CDSC") - A charge we deduct if the policy lapses or is surrendered within the first 14 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first two policy years that do not exceed the first year Target Premium, as shown in the following table:

Policy Year(s)   Percentage of Premiums Received
--------------   -------------------------------
       1                      100%
       2                       93%
       3                       86%
       4                       79%
       5                       71%
       6                       64%
       7                       57%
       8                       50%
       9                       43%
      10                       36%
      11                       29%
      12                       21%
      13                       14%
      14                        7%
 15 and later                   0%

     The percentages may be lower for older issue ages due to certain state law restrictions. A pro-rata portion of the CDSC may also be charged in the case of certain types of withdrawals (see "Partial withdrawals" on page XX)

..    Partial withdrawal charge - A charge for each partial withdrawal of account value to compensate us for the administrative expenses of processing the withdrawal. The charge will equal the lesser of $50 or 2% of the withdrawal amount.

Additional information about how certain policy charges work

Sales expenses and related charges

     The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "Description of Charges at the Policy Level" above.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the issue charge and the maintenance charge may also be recovered from such other sources.

Method of deduction

     Unless we agree otherwise, we will deduct the monthly charges described in the Fee Tables section and any CDSC from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of Charges at the Fund Level

     The funds must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables on pages XX and XX) are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables.

     The figures for the funds shown in the tables on pages XX and XX are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2002, except as indicated in the footnotes appearing at the end of those tables. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other Policy Benefits, Rights and Limitations

Optional benefit riders you can add

     When you apply for a policy, you can request any of the optional benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy's account value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from, or modify the following list of optional benefit riders:

..    Policy split option rider - At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 85th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

..    Optional enhanced cash value rider - While this rider is in effect, we will pay an Enhanced Cash Value Benefit in addition to the policy surrender value if:

     . you surrender the policy before the "contingent deferred sales charge" is equal to zero; and

     . the surrender is not the result of an exchange under Section 1035 of the Internal Revenue Code,

     The Enhanced Cash Value Benefit is equal to the "contingent deferred sales charge" in effect on the date of your surrender, up to a maximum amount equal to your account value on the date of surrender less any indebtedness. We describe the "contingent deferred sales charge," and the period it is in effect, on page XX. The Enhanced Cash Value Benefit does not increase (a) the death benefit payable under the policy, (b) the maximum amount you may borrow from the policy or (c) the maximum amount you may withdraw from the policy through partial withdrawals.

..    Four year term rider - This rider provides a Term Death Benefit upon the death of the last insured person while the rider is in effect. In your application for this rider, you will tell us how much term insurance coverage you want on the lives of the insured persons.

..    Disability payment of specified premium rider - This rider provides for a monthly payment of the Specified Premium into the policy as a Premium in the event of the insured person's total disability, as defined in the rider.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page XX. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The Minimum Initial Premium is received by us.

     . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for at least one of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary survivorship term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

     .    Combining or removing investment options

     .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     .    Borrow or withdraw amounts you have in the investment options

     .    Change the beneficiary who will receive the death benefit

     .    Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . JHVLICO at one of the addresses shown on the back cover of this prospectus, or

     .    the JHVLICO representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Reports that you will receive

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the surrender value derived from the fixed investment option for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    surrenders or partial withdrawals

     .    change of death benefit option

     .    increase or decrease in Total Sum Insured

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone and Facsimile Transactions" below):

     .    loans

     .    transfers of account value among investment options

     .    change of allocation among investment options for new premium payments

     You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone and Facsimile Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we have imposed restrictions on transfers. However, we also reserve the right to change our telephone and facsimile transaction policies or procedures at any time. Moreover, we also reserve the right to suspend or terminate the privilege altogether with respect to any owners who we feel are abusing the privilege to the detriment of other owners.

Tax Considerations

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with Section 7702, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under Section 101 of the Code.

Other policy distributions

     Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy for the period of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefit of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     The Treasury Department explained in its temporary regulations regarding diversification that such regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account". As the variable policy owner, you will be treated as the owner of Account assets if you have the ability to exercise investment control over them. If you are found to have such ability, you will be taxed on any income or gains the assets generate. Although the Treasury Department announced several years ago that it would provide further guidance on this issue, it had not yet done so as of the date of this prospectus.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in Internal Revenue Service rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds' prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

     Furthermore, any time there is a "material change" in a policy (generally the result of such things as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

     All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Legal Matters

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

Financial Statements Reference

     The financial statements of JHVLICO and the Account can be found in the Statement of Additional Information. The financial statements of JHVLICO should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

     Ernst & Young LLP, independent registered public accounting firm, have audited the consolidated financial statements of JHVLICO at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of the Account at December 31, 2003 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Paul J. Strong, F.S.A., MAAA, Vice President and Illustration Actuary of JHVLICO and Vice President of John Hancock.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

     This index should help you locate more information about many of the important concepts in this prospectus.

key Word or Phrase                                                          Page
------------------                                                          ----

Account..................................................................
account value............................................................
Additional Sum Insured...................................................
asset-based risk charge..................................................
attained age.............................................................
Basic Sum Insured........................................................
beneficiary..............................................................
business day.............................................................
changing Option A or B...................................................
changing the Total Sum Insured...........................................
charges..................................................................
Code.....................................................................
contingent deferred sales charge.........................................
cost of insurance rates..................................................
date of issue............................................................
death benefit............................................................
deductions...............................................................
dollar cost averaging....................................................
expenses of the Series Funds.............................................
fixed investment option..................................................
full surrender...........................................................
funds....................................................................
grace period.............................................................
guaranteed death benefit feature.........................................
Guaranteed Death Benefit Premium.........................................
insurance charge.........................................................
insured person...........................................................
investment options.......................................................
JHVLICO..................................................................
lapse....................................................................
loan.....................................................................
loan interest............................................................
maximum premiums.........................................................
Minimum Initial Premium..................................................
minimum insurance amount.................................................
modified endowment.......................................................
monthly deduction date...................................................
Option A; Option B.......................................................
optional benefits charge.................................................
optional extra death benefit feature.....................................
owner....................................................................
partial withdrawal.......................................................
partial withdrawal charge................................................
payment options..........................................................
Planned Premium..........................................................
policy anniversary.......................................................
policy year..............................................................
policy split option rider................................................
premium; premium payment.................................................
premium sales charge.....................................................
prospectus...............................................................
receive; receipt.........................................................
reinstate; reinstatement.................................................
SEC......................................................................
Separate Account S.......................................................
Series Funds.............................................................
Servicing Office.........................................................
special loan account.....................................................
subaccount...............................................................
surrender................................................................
surrender value..........................................................
Target Premium...........................................................
tax considerations.......................................................
telephone transactions...................................................
Total Sum Insured........................................................
transfers of account value...............................................
variable investment options..............................................
we; us...................................................................
withdrawal...............................................................
withdrawal charge........................................................
you; your................................................................

     In addition to this prospectus, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about JHVLICO and the Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your JHVLICO representative. The SAI may be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                            JHVLICO SERVICING OFFICE

            Express Delivery                            Mail Delivery
          529 Main Street (X-4)                         P.O. Box 111
          Charlestown, MA 02129                       Boston, MA 02117

                  Phone:                                    Fax:
              1-800-732-5543                           1-617-886-3048

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-7782

                       Statement of Additional Information
                             dated September 3, 2004
                                 or interests in

               John Hancock Variable Life Account S ("Registrant")
                       Interests are made available under

                      VARIABLE SURVIVORSHIP UNIVERSAL LIFE
    a flexible premium variable universal life survivorship insurance policy issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                           ("JHVLICO" OR "DEPOSITOR")

This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus may be obtained from a JHVLICO representative or by contacting the JHVLICO Servicing Office at the telephone number or address shown on the back cover of this SAI.

                                TABLE OF CONTENTS

CONTENTS OF THIS SAI                                         BEGINNING ON PAGE

Description of the Depositor ............................            2
Description of the Registrant ...........................            2
Services Provided by John Hancock and Affiliates ........            2
Other Service Providers and Experts .....................            2
Principal Underwriter and Distributor ...................            3
Financial Statements of Registrant and Depositor ........            5

DESCRIPTION OF THE DEPOSITOR

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor." In this case, the Depositor is JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law, with its home office at 197 Clarendon Street, Boston, Massachusetts, 02117. JHVLICO is authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. JHVLICO began selling variable life insurance policies in 1980.

     JHVLICO is regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines its affairs. JHVLICO is also subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. JHVLICIO is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which JHVLICO is subject, however, does not provide a guarantee as to such matters.

     JHVLICO is a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2003, John Hancock's assets were approximately $96 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable JHVLICO to meet its reserve requirements and expenses in connection with its business. John Hancock is committed to make additional capital contributions if necessary to ensure that JHVLICO maintains a positive net worth.

DESCRIPTION OF THE REGISTRANT

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant." In this case, the Registrant is John Hancock Variable Life Account S (the "Account"), a separate account established by JHVLICO under Massachusetts law. The variable investment options shown on page 1 of the prospectus are in fact subaccounts of the Account. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of JHVLICO.

     The Account's assets are JHVLICO's property. Each policy provides that amounts JHVLICO holds in the Account pursuant to the policies cannot be reached by any other persons who may have claims against JHVLICO.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

SERVICES PROVIDED BY JOHN HANCOCK AND AFFLIATES

     The administration of all policies issued by JHVLICO and of all registered separate accounts organized by JHVLICO is provided by John Hancock, either directly or through wholly-owned subsidiaries such as John Hancock Signature Services, Inc. Neither JHVLICO nor the separate accounts are assessed any charges for such services.

OTHER SERVICE PROVIDERS AND EXPERTS

     Until March 1, 2002, John Hancock provided all custodianship and depository services for the Registrant. As of March 1, 2002, those services were outsourced to State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

     Ernst & Young LLP, independent registered public accounting firm, have audited the financial statements of the Registrant and Depositor at December 31, 2003 and for each of the periods indicated therein, as set forth in their report. These financial statements are included in this Statement of Additional Information in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing. Ernst & Young LLP's address is 200 Clarendon Street, Boston, Massachusetts 02116.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

     Signator Investors, Inc.("Signator"), a subsidiary of John Hancock, acts as principal distributor of the policies sold through the prospectus to which this SAI relates. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

     You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

     . 87.75% of first year premiums paid up to the Target Premium plus 5.85% of any excess premium payments,

     . 5% of all premiums paid up to the Target Premium in policy years 2 through 4 plus 3% of any excess premium payments, and

     .    3% of all premium payments paid in policy years 5 through 10.

     In situations where the broker dealer provides some or all of the additional marketing services required, JHVLICO pays an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, JHVLICO may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, JHVLICO may pay additional compensation to broker-dealers as part of special sales promotions.

     Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangements. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

     . 91.6% of the Target Premium paid in the first policy year, 8% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each of policy years 5 through 10,

     . 7.64% of any premium paid in the first policy year in excess of the Target Premium,

     . 4% of any premium paid in each of policy years 2 through 4 in excess of the Target Premium and 2% of any premium paid in each of policy years 5 through 10 in excess of the Target Premium,

     . 0.35% of account value less policy loans in policy years 2 through 10, and

     . 0.15% of account value less policy loans in policy year 11 and thereafter.

     Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. Signator representatives may also receive additional cash incentives (in the form of bonus payments, expense payments or the waiver of overhead costs or expenses) or non-cash incentives (including expenses for conference or seminar trips and certain gifts) in connection with the sale of policies issued by JHVLICO. From time to time, Signator, at its expense, may provide significant additional amounts to broker dealers or other financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms. As a consequence of such additional compensation, representatives and financial services firms, including but not limited to Signator and its representatives, may be motivated to sell our policies instead of policies issued by other insurance companies.

     JHVLICO offers these contracts on a continuous basis, but Signator is not obligated to sell any particular amount of policies. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and UV, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I.

     JHVLICO reimburses Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

     The aggregate dollar amount paid to Signator by JHVLICO for each of the last three years is as follows:

                    2003 .................    $ 67,837,010
                    2002 .................    $ 97,422,735
                    2001 .................    $111,710,560

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Variable Life Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2003 and 2002, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the financial statements, in 2003 the Company changed its method of accounting for stock-based compensation and modified coinsurance contracts. In 2001, the Company changed its method of accounting for derivatives.


                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------
Boston, Massachusetts
March 19, 2004

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                                                            December 31,
                                                                                       ---------------------
                                                                                          2003        2002
                                                                                       ---------   ---------
                                                                                           (in millions)
Assets
Investments - Notes 3 and 4
Fixed maturities:
   Hcld-to-maturity -- at amortized cost (fair value: 2003--$78.8; 2002--$83.3) ....   $    78.7   $    83.8
   Available-for-sale -- at fair value (cost: 2003 -- $3,621.5, 2002 -- $2,949.3)...     3,786.9     3,011.3
Equity securities:
   Available-for-sale - at fair value (cost: 2003 -- $39.6; 2002 -- $11.1) .........        41.7        11.9
   Mortgage loans on real estate ...................................................       883.0       668.4
Real estate ........................................................................        13.4        20.4
Policy loans .......................................................................       370.9       359.4
Short-term investments .............................................................        10.1         0.1
Other invested assets ..............................................................       158.5        88.8
                                                                                       ---------   ---------
   Total Investments ...............................................................     5,343.2     4,244.1
Cash and cash equivalents ..........................................................        67.7       202.9
Accrued investment income ..........................................................        70.2        70.1
Premiums and accounts receivable ...................................................         4.5         3.8
Deferred policy acquisition costs ..................................................     1,205.7     1,164.8
Reinsurance recoverable - Note 6 ...................................................       205.2       149.2
Other assets .......................................................................       117.0       122.9
Separate account assets ............................................................     6,881.9     5,883.7
                                                                                       ---------   ---------
  Total Assets .....................................................................   $13,895.4   $11,841.5
                                                                                       =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                 December 31,
                                                                            ---------------------
                                                                               2003        2002
                                                                            ---------   ---------
                                                                                (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits ..................................................   $ 4,852.6   $ 4,068.7
Policyholders' funds ....................................................         3.4         3.3
Unearned revenue ........................................................       264.5       243.5
Unpaid claims and claim expense reserves ................................        32.1        24.7
Dividends payable to policyholders ......................................         0.5         0.4
Income taxes -- Note 5 ..................................................       295.1       229.8
Other liabilities .......................................................       312.5       298.5
Separate account liabilities ............................................     6,881.9     5,883.7
                                                                            ---------   ---------
   Total Liabilities ....................................................    12,642.6    10,752.6
Shareholder's Equity - Note 8
Common stock, $50 par value; 50,000 shares authorized and outstanding ...         2.5         2.5
Additional paid in capital ..............................................       572.4       572.4
Retained earnings .......................................................       600.3       492.6
Accumulated other comprehensive income ..................................        77.6        21.4
                                                                            ---------   ---------
   Total Shareholder's Equity ...........................................     1,252.8     1,088.9
                                                                            ---------   ---------
   Total Liabilities and Shareholder's Equity ...........................   $13,895.4   $11,841.5
                                                                            =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                                Years Ended December 31,
                                                                                                ------------------------
                                                                                                 2003     2002     2001
                                                                                                ------   ------   ------
                                                                                                      (in millions)
Revenues
Premiums ....................................................................................   $ 67.2   $ 58.5   $ 60.1
Universal life and investment-type product charges ..........................................    367.7    356.0    365.4
Net investment income - Note 3 ..............................................................    316.3    270.1    227.0
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs of $(5.4), $(7.5) and $(1.5), respectively - Notes 1, 3, and
   9 ........................................................................................    (24.8)   (20.8)    (9.0)
Other revenues ..............................................................................      0.2      1.3     24.0
                                                                                                ------   ------   ------
   Total revenues ...........................................................................    726.6    665.1    667.5
Benefits and expenses
Benefits to policyholders ...................................................................    337.9    344.1    294.1
Other operating costs and expenses ..........................................................     96.4     69.0     76.2
Amortization of deferred policy acquisition costs, excluding amounts related to net realized investment and other gains (losses) of $(5.4), $(7.5) and $(1.5),
   respectively -- Notes 1, 3 and 9 .........................................................    104.8     60.0     67.1
Dividends to policyholders ..................................................................     17.5     18.8     21.4
                                                                                                ------   ------   ------
   Total benefits and expenses ..............................................................    556.6    491.9    458.8
                                                                                                ------   ------   ------
Income before income taxes and cumulative effect of accounting change .......................    170.0    173.2    208.7
Income taxes - Note 5 .......................................................................     55.8     58.4     62.2
                                                                                                ------   ------   ------
Income before cumulative effect of accounting change ........................................    114.2    114.8    146.5
Cumulative effect of accounting change, net of tax ..........................................     (6.5)      --     (1.6)
                                                                                                ------   ------   ------
Net income ..................................................................................   $107.7   $114.8   $144.9
                                                                                                ======   ======   ======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME

                                                                                Accumulated
                                                       Additional                  Other           Total
                                              Common      Paid      Retained   Comprehensive   Shareholder's   Outstanding
                                               Stock   in Capital   Earnings      Income          Equity          Shares
                                              ------   ----------   --------   -------------   -------------   -----------
                                                                (in millions, except for share amounts)
Balance at January 1, 2001 ................    $2.5      $572.4      $232.9        $(2.2)         $  805.6         50.0
Comprehensive income:
   Net income .............................                           144.9                          144.9
Other comprehensive income, net of tax:
   Net unrealized gains ...................                                          7.9              7.9
                                                                                                  --------
Comprehensive income ......................                                                         152.8
Change in accounting principle ............                                          7.2              7.2
                                               ----      ------      ------        -----          --------         ----
Balance at December 31, 2001 ..............    $2.5      $572.4      $377.8        $12.9          $  965.6         50.0
                                               ====      ======      ======        =====          ========         ====
Comprehensive income:
   Net income .............................                           114.8                          114.8
Other comprehensive income, net of tax:
   Net unrealized gains ...................                                          8.5               8.5
                                                                                                  --------
Comprehensive income ......................                                                          123.3
                                               ----      ------      ------        -----          --------         ----
Balance at December 31, 2002 ..............    $2.5      $572.4      $492.6        $21.4          $1,088.9         50.0
                                               ====      ======      ======        =====          ========         ====
Comprehensive income:
   Net income .............................                           107.7                          107.7
Other comprehensive income, net of tax:
   Net unrealized gains ...................                                         56.2              56.2
                                                                                                  --------
Comprehensive income ......................                                                          163.9
                                               ----      ------      ------        -----          --------         ----
Balance at December 31, 2003 ..............    $2.5      $572.4      $600.3        $77.6          $1,252.8         50.0
                                               ====      ======      ======        =====          ========         ====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                      Years Ended December 31,
                                                                                                  --------------------------------
                                                                                                     2003        2002       2001
                                                                                                  ---------   ---------   --------
                                                                                                            (in millions)
Cash flows from operating activities:
Net income ....................................................................................   $   107.7   $   114.8   $  144.9
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
   Amortization of discount - fixed maturities ................................................       (10.7)       (0.3)      (0.4)
   Net realized investment and other losses ...................................................        24.8        20.8        9.0
   Change in deferred policy acquisition costs ................................................       (49.6)     (124.6)     (74.1)
   Depreciation and amortization ..............................................................         1.8         1.3        0.3
   Increase in accrued investment income ......................................................        (0.1)       (9.3)      (8.6)
   Decrease (increase) in premiums and accounts receivable ....................................        (0.7)        8.7       (5.5)
   (Increase) decrease in other assets and other liabilities, net .............................       (61.9)      (28.0)    (159.2)
   (Decrease) increase in policy liabilities and accruals, net ................................       216.6       (53.3)     289.1
   Increase in income taxes ...................................................................        35.1        33.5      118.7
                                                                                                  ---------   ---------   --------
      Net cash (used in) provided by operating activities .....................................       263.0       (36.4)     314.2
Cash flows from investing activities:
   Sales of:
      Fixed maturities available-for-sale .....................................................       690.1       460.2      184.6
      Equity securities available-for-sale ....................................................        38.3         7.4        6.0
      Real estate .............................................................................         5.8         0.3        3.3
      Short-term investments and other invested assets ........................................        31.6          --         --
   Maturities, prepayments and scheduled redemptions of:
      Fixed maturities held-to-maturity .......................................................         4.1         3.2        4.5
      Fixed maturities available-for-sale .....................................................       241.1       155.7      180.4
      Short-term investments and other invested assets ........................................         0.1        24.9       46.5
      Mortgage loans on real estate ...........................................................       102.9        90.7       66.4
   Purchases of:
      Fixed maturities held-to-maturity .......................................................        (1.1)       (3.1)      (5.1)
      Fixed maturities available-for-sale .....................................................    (1,625.0)   (1,174.5)  (1,112.3)
       Equity securities available-for-sale ...................................................       (60.4)       (3.9)      (6.1)
      Real estate .............................................................................        (0.2)       (0.1)      (0.6)
      Short-term investments and other invested assets ........................................       (93.9)      (73.3)     (39.6)
Mortgage loans on real estate issued ..........................................................      (321.4)     (170.4)     (85.0)
Other, net ....................................................................................       (11.0)      (10.1)     (25.6)
                                                                                                  ---------   ---------   --------
   Net cash used in investing activities ......................................................   $  (999.0)  $  (693.0)  $ (782.6)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                   Years Ended December 31,
                                                                                ------------------------------
                                                                                  2003       2002       2001
                                                                                --------   --------   --------
                                                                                        (in millions)
Cash flows from financing activities:
   Universal life and investment-type contract deposits .....................   $1,097.2   $1,232.1   $1,220.7
   Universal life and investment-type contract maturities and withdrawals ...     (496.4)    (415.2)    (914.2)
                                                                                --------   --------   --------
   Net cash provided by financing activities ................................      600.8      816.9      306.5
                                                                                --------   --------   --------
   Net increase (decrease) in cash and cash equivalents .....................     (135.2)      87.5     (161.9)
 Cash and cash equivalents at beginning of year .............................      202.9      115.4      277.3
                                                                                --------   --------   --------
 Cash and cash equivalents at end of year ...................................   $   67.7   $  202.9   $  115.4
                                                                                ========   ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Summary of Significant Accounting Policies

Business

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent) whose ultimate parent company is John Hancock Financial Services, Inc. (JHFS). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and fixed and variable annuity contracts. Those policies are primarily marketed through John Hancock's sales organization, which includes a career agency system composed of independent general agencies, supported by John Hancock, and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

On September 28, 2003, JHFS entered into a definitive merger agreement with Manulife Financial Corporation (Manulife) which is expected to close early in the second quarter of 2004. In accordance with the agreement, each share of JHFS common stock will, at the time of the merger, be converted into the right to receive 1.1853 shares of Manulife stock. It is estimated that the shares of Manulife common stock to be issued to JHFS shareholders in the merger will represent approximately 42.6% of the outstanding Manulife common stock after the merger. The merger has been approved by JHFS' shareholders but the closing of the merger remains subject to certain conditions, including the approval by certain U.S. and Canadian regulatory authorities. Until the merger occurs, the Company will continue to operate independently of Manulife. Thereafter, the Company will operate as a subsidiary of Manulife. The John Hancock name will be Manulife's primary U.S. brand. This filing does not reflect or assume any changes to JHFS', or the Company's, business which may occur as a result of the proposed merger with Manulife. For additional information, refer to JHFS and other related public filings with the U.S. SEC relating to the merger.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. Other entities in which the Company has a less than controlling financial interest, whether variable interest entities (VIEs) or not, are accounted for under guidance appropriate to each relationship, whether the Company invests in their debt or equity securities or performs other transactions with them or provides services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to VIEs.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

Investments

The Company classifies its debt and equity investment securities into one of two categories: held-to-maturity, or available-for-sale. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities and mandatorily redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholders' equity, net of related amortization of deferred policy acquisition costs, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-mandatorily redeemable preferred stock, and are classified as available-for-sale. Equity securities that have readily determinable fair values are carried at fair value. Unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. The carrying value of the Company's real estate to be disposed of was $3.7 million and $10.6 million at December 31, 2003 and 2002, and is reported in real estate in the investment section of the consolidated balance sheets.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains (losses), as well as offsetting changes in fair value for the derivative. Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

Deferred Policy Acquisition Costs

Deferred Acquisition Costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2003, the Company's DAC was deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads, are recorded as unearned revenue. For non-participating term life insurance products, such costs are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholdcr dividends. For universal life insurance policies and investment-type products, such costs and unearned revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long term rate will reverse over the next five year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2003, the average discount rate was 6.0% and the total amortization period life was 30 years for universal life products. At December 31, 2003, the average discount rate was 8.4% for participating traditional life insurance products and 6.0% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 unlocking. The direct effect of the Q3 unlocking at September 30, 2002 was an acceleration of amoritization of DAC of $15.1 million in the variable annuity business in the Asset Gathering Segment and $10.2 million (net of $10.4 million in unearned revenue and S1.3 million in policy benefit reserves) in the variable life business in the Protection Segment.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to
Note 6 -- Reinsurance below for additional disclosures regarding reinsurance.

Value of Business Acquired

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired. Refer to Note 11 -- Value of Business Acquired for presentation of summarized financial information regarding VOBA.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of return. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.5%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.0% to 8.3% for life insurance liabilities, and from 3.5% to 10.3% for individual annuity liabilities.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 8.0% for universal life products.

Participating Insurance

Participating business represents approximately 4.9% and 5.4% of the Company's life insurance in-force at December 31,2003 and 2002, respectively.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship with insurance in force or, for annuities, the amount of expected future benefit payments.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Refer to Note 5 -- Income Taxes for additional disclosures on this topic.

Cumulative Effect of Accounting Changes

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

The Company adopted DIG B36 on October 1, 2003, which resulted in a reduction in net income of $6.5 million (net of tax of $3.5 million) which was recorded as the cumulative effect of an accounting change, on October 1, 2003. For additional discussion of DIG B-36, refer to the Recent Accounting Pronouncements section below.

SFAS No. 133 -- Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities ", an amendment of FASB Statement No. 133

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $1.6 million (net of tax benefit of $0.4 million) as of January 1, 2001. In addition, as of January 1, 2001, a $7.2 million (net of tax of $3.9 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS 133, as amended, an increase of $0.8 million (net of tax of $0.4 million), and (2) the reclassification of $603.1 million in securities from the held-to-maturity category to the available-for-sale category, an increase of $6.4 million (net of tax of $3.4 million).

Recent Accounting Pronouncements

FASB Interpretation No. 46 (revised December 2003) -- Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51

In December, 2003, the FASB re-issucd Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46R) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities for which controlling financial interest holders are not measurable by reference to ownership of the equity of the entity. Such entities are known as variable interest entities (VIEs). Controlling financial interests of a VIE are defined as exposure of a party to the VIE to a majority of either the expected variable losses or expected variable returns of the VIE, or both. Such party is the primary beneficiary of the VIE and FIN 46R requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46R also requires certain disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46R apply as of December 31, 2003 for entities considered to be special purpose entities
(SPEs), and otherwise will be applicable at March 31, 2004.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

The Company has determined that it is not the primary beneficiary of any VIE with which it has any relationship. The Company also estimates that none of its relationships with VIEs are significant to the Company.

Statement of Position 03-1 -- Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts

On July 7, 2003, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" (SOP 03-1). SOP 03-1 provides guidance on a number of topics unique to insurance enterprises, including separate account presentation, interest in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization benefits, and sales inducements to contract holders.

SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position, results of operations and cash flows.

SFAS No. 150 -- Accounting for Certain Financial Instruments with
Characteristics of Both Liabilities and Equity

In May 2003. the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 changes the accounting for certain financial instruments that, under previous guidance, issuers could account for as equity. It requires that certain financial instruments be classified as liabilities on issuer balance sheets, including those instruments that are issued in shares and are mandatorily redeemable, those instruments that are not issued in shares but give the issuer an obligation to repurchase previously issued equity shares, and certain financial instruments that give the issuer the option of settling an obligation by issuing more equity shares. The adoption of SFAS No. 150 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 149 -- Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities

In April 2003, the FASB issued Statement of Financial Accounting Standards No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). In particular, SFAS No. 149 clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative, clarifies when a derivative contains a financing component, amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 -- "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" and amends certain other existing pronouncements. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The adoption of SFAS No. 149 had no impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

FASB Derivatives Implementation Group Issue No. B36 -- Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments

In April 2003, the FASB's Derivatives Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments" (DIG B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest and/or other investment results are determined by reference to a specific pool of assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation under SFAS No. 133. Under SFAS No. 133, bifurcation requires that the embedded derivative be held at fair value and that changes in fair value be charged or credited to income. The effective date of DIG B36 was October 1, 2003.

On October 1, 2003, the Company adopted DIG B36 and determined that certain of its reinsurance contracts contain embedded derivatives. In accordance with DIG B36, the Company bifurcated each of the contracts into its debt host and embedded derivative (total return swap) and recorded the embedded derivative at fair value on the balance sheet with changes in fair value recorded in income. In the case of the Company, DIG B36 results in the establishment of derivative liabilities based on the fair value of all the underlying assets of the respective contracts, including both the assets recorded at amortized cost and the assets recorded at fair value on the balance sheet. With respect to the underlying assets held at amortized cost, current guidance does not permit adjustments to record the fair value of all of these assets. However, the Company's implementation of DIG B36 required embedded derivatives based on the fair value of those assets to be recorded in income. The Company recorded derivative liabilities aggregating $10.5 million based on the fair value of the assets underlying these contracts. Of this total liability, $5.6 million related to assets held at amortized cost without any adjustment recorded to recognize the change in the fair value of the asset. The adoption of DIG B36 resulted in a decrease in earnings of $6.5 million (net of tax of $3.5 million) as of October 1, 2003, which the Company recorded through net income as a cumulative effect of an accounting change.

SFAS No. 148 -- Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 is effective for fiscal years ending after December 2002. The Company's parent adopted the fair value provisions of SFAS No. 123 on January 1, 2003 and utilized the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. As a result of the adoption, JHFS allocated $0.1 million of expenses to the Company.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

For the periods prior to January 1, 2003, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. Under APB No. 25, Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock under APB No.
25. Compensation cost is recognized over the requisite vesting periods based on market value on the date of grant. APB No. 25 was amended by SFAS No. 123 to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used.

FASB Interpretation No. 45 -- Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

FIN 45's disclosure requirements are effective for financial statements of interim or annual periods ending after December 31, 2002. Initial recognition and initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has no disclosable guarantees and the adoption of FIN 45 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 146 -- Accounting for Costs Associated with Exit or Disposal
Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. The adoption of SFAS No. 146 had no impact on the Company's consolidated financial position, results of operations or cash flows.

Issue 01-10 -- Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, the FASB's Emerging Issues Task Force reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11,2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

SFAS No. 142 -- Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. SFAS No. 142 was effective January 1, 2002. The Company has no goodwill, or other purchased indefinite-lived intangible assets subject to SFAS No. 142 and, therefore, the adoption of SFAS No. 142 had no impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 141 -- Business Combinations

In June 2001. the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 was effective for business combinations initiated after June 30, 2001. The adoption of SFAS No. 141 did not have a material effect on the Company's consolidated financial position, results of operations or cash flows.

Issue No. 99-20 -- Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January, 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's consolidated financial position, results of operations or cash flows.

SFAS No. 140 -- Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1 -- Summary of Significant Accounting Policies -- (continued)

Codification

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and IPL used to prepare their statutory-basis financial statements. The states of domicile of the Company and IPL have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. The implementation of Codification increased the Company's statutory-basis capital and surplus and decreased IPL's statutory-basis capital and surplus. The Company and IPL remain in compliance with all regulatory and contractual obligations.

Note 2 -- Related Party Transactions

John Hancock provides the Company with personnel, property, and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in the Company's financial statements in deferred acquisition costs on the Company's balance sheets, as an investment expense in net investment income and in other operating costs and expenses within the Company's income statements. John Hancock charged the Company a service fee of $144.3 million, $161.8 million and $155.1 million for the year ended December 31, 2003, 2002 and 2001, respectively. As of December 31, 2003 and 2002, respectively, the Company owed John Hancock $57.4 million and $49.3 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

In 2001 the Company sold $200 million of corporate owned life insurance (COLI) to John Hancock to provide insurance coverage on key management employees of John Hancock. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. No such transaction occurred in 2002 and 2003.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred to the Company $20.7 million, $42.0 million and $45.4 million of cash for the combined tax, commission and expense allowances for the years ended December 31, 2003, 2002 and 2001, respectively. This agreement decreased the Company's gain from operations before income taxes by $5.0 million, $1.1 million and $1.7 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $115.6 million and $115.2 million as of December 31, 2003 and 2002, respectively. This agreement had no impact on the Company's results of operations.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million, $0.8 million and $0.4 million from the Company in 2003, 2002 and 2001 respectively. This agreement decreased the Company's gain from operations before income taxes by $0.8 million for the years 2003, 2002, and 2001, respectively.

At December 31, 2003 and 2002, the Company had a $250.0 million line of credit with an affiliate, John Hancock Financial Services, Inc. At December 31, 2003 and 2002, the Company had no outstanding borrowings under this agreement.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 2 -- Related Party Transactions -- (continued)

John Hancock allocates a portion of the expenses related to its employee welfare plans to the Company. The amounts allocated to the Company were credits of $6.0 million, $9.3 million and $10.4 million in 2003, 2002 and 2001, respectively. The pension plan prepaid expense allocated to the Company amounted to $76.4 million and $72.6 million at December 31, 2003 and 2002, respectively.

Note 3 -- Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses), net:

                                                                                            Years Ended December 31,
                                                                                            ------------------------
                                                                                             2003     2002     2001
                                                                                            ------   ------   ------
                                                                                                  (in millions)
Net Investment Income
Fixed maturities ........................................................................   $242.3   $201.3   $160.1
Equity securities .......................................................................      0.8      0.1      0.3
Mortgage loans on real estate ...........................................................     52.4     46.8     42.3
Real estate .............................................................................      4.6      4.5      2.3
Policy loans ............................................................................     20.3     20.9     21.1
Short-term investments ..................................................................      1.2      1.6      6.3
Other ...................................................................................      6.8      2.5      3.3
                                                                                            ------   ------   ------
Gross investment income .................................................................    328.4    277.7    235.7
   Less investment expenses .............................................................     12.1      7.6      8.7
                                                                                            ------   ------   ------
   Net investment income ................................................................   $316.3   $270.1   $227.0
                                                                                            ======   ======   ======
Net Realized Investment and other Gains (Losses), Net of Related Amortization of Deferred
   Policy Acquisition Costs

Fixed maturities ........................................................................   $(10.3)  $(39.9)  $(25.1)
Equity securities .......................................................................      3.6      2.5      3.8
Mortgage loans on real estate and real estate ...........................................     (3.2)     0.8     (1.2)
Derivatives and other invested assets ...................................................    (20.3)     8.3     12.0
Amortization adjustment for deferred policy acquisition costs ...........................      5.4      7.5      1.5
                                                                                            ------   ------   ------
Net realized investment and other losses, net of related amortization of deferred
   policy acquisition costs .............................................................   $(24.8)  $(20.8)  $ (9.0)
                                                                                            ======   ======   ======

Gross gains of $38.2 million, $12.7 million, and $6.5 million and gross losses of $8.8 million, $13.3 million, and $3.3 million in 2003, 2002 and 2001, respectively, were realized on the sale of available-for-sale securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments -- (continued)

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                                                                                  Gross        Gross
                                                                                   Amortized   Unrealized   Unrealized     Fair
                                                                                      Cost        Gains       Losses       Value
                                                                                   ---------   ----------   ----------   --------
                                                                                                    (in millions)
December 31, 2003
Held-to-Maturity:
Corporate securities ...........................................................    $   71.0     $  0.3       $ (0.4)    $   70.9
Mortgage-backed securities .....................................................         7.7        0.2           --          7.9
                                                                                    --------     ------       ------     --------
   Total .......................................................................    $   78.7     $  0.5       $ (0.4)    $   78.8
                                                                                    ========     ======       ======     ========
Available-for-Sale:
Corporate securities ...........................................................    $3,080.0     $181.2       $(26.3)    $3,234.9
Mortgage-backed securities .....................................................       502.4       20.9        (12.4)       510.9
Obligations of states and political subdivisions ...............................        12.5        0.3           --         12.8
Debt securities issued by foreign governments ..................................         2.2        0.3           --          2.5
U.S. Treasury securities and obligations of U.S. government corporations and
   agencies ....................................................................        24.4        1.4           --         25.8
                                                                                    --------     ------       ------     --------
Total fixed maturities .........................................................     3,621.5      204.1        (38.7)     3,786.9
Equity securities ..............................................................        39.6        2.1           --         41.7
                                                                                    --------     ------       ------     --------
   Total .......................................................................    $3,661.1     $206.2       $(38.7)    $3,828.6
                                                                                    ========     ======        =====     ========
December 31, 2002
Held-to-Maturity:
Corporate securities ...........................................................    $   72.8     $  0.2       $ (0.8)    $   72.2
Mortgage-backed securities .....................................................        11.0        0.4         (0.3)        11.1
                                                                                    --------     ------       ------     --------
   Total .......................................................................    $   83.8     $  0.6       $ (1.1)    $   83.3
                                                                                    ========     ======       ======     ========
Available-for-Sale:
Corporate securities ...........................................................    $2,426.5     $127.3       $(82.3)    $2,471.5
Mortgage-backed securities .....................................................       489.9       28.6        (14.1)       504.4
Obligations of states and political subdivisions ...............................         6.2        0.3           --          6.5
Debt securities issued by foreign governments ..................................         3.6        0.3         (0.1)         3.8
U.S. Treasury securities and obligations of U.S. government corporations and
   agencies ....................................................................        23.1        2.0           --         25.1
                                                                                    --------     ------       ------     --------
Total fixed maturities .........................................................     2,949.3      158.5        (96.5)     3,011.3
Equity securities ..............................................................        11.1        0.9         (0.1)        11.9
                                                                                    --------     ------       ------     --------
   Total .......................................................................    $2,960.4     $159.4       $(96.6)    $3,023.2
                                                                                    ========     ======       ======     ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments -- (continued)

The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below:

                                                            Amortized     Fair
                                                               Cost       Value
                                                            ---------   --------
                                                                (in millions)
Held-to-Maturity:
Due in one year or less .................................    $    0.1   $    0.1
Due after one year through five years ...................         1.8        1.8
Due after five years through ten years ..................        15.4       15.4
Due after ten years .....................................        53.7       53.6
                                                             --------   --------
                                                                 71.0       70.9
Mortgage-backed securities ..............................         7.7        7.9
                                                             --------   --------
   Total ................................................    $   78.7   $   78.8
                                                             ========   ========
Available-for-Sale:
Due in one year or less .................................    $  146.7   $  152.1
Due after one year through five years ...................       987.5    1,039.7
Due after five years through ten years ..................     1,206.8    1,281.6
Due after ten years .....................................       778.1      802.6
                                                             --------   --------
                                                              3,119.1    3,276.0
Mortgage-backed securities ..............................       502.4      510.9
                                                             --------   --------
   Total ................................................    $3,621.5   $3,786.9
                                                             ========   ========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $212.5 million and $169.9 million, respectively, of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

Bonds with amortized cost of $18.6 million were non-income producing for year ended December 31, 2003.

No significant depreciation expense on investment real estate was recorded for the years ended December 31, 2003 and 2002. Depreciation expense on investment real estate was $0.3 million in 2001. Accumulated depreciation was $1.7 million, and $2.8 million at December 31, 2003, and 2002, respectively.

Analysis of unrealized losses on fixed maturity securities

The Company relies on its Parent's, JHFS', process to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments -- (continued)

At the end of each quarter, JHFS' Investment Review Committee reviews all securities where market value is less than ninety percent of amortized cost for three months or more to determine whether impairments need to be taken. This committee includes the head of workouts, the head of each industry team, the head of portfolio management, the JHFS Chief Investment Officer and the JHFS Corporate Risk Officer who reports to the JHFS Chief Financial Officer. The analysis focuses on each issuer's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below cost. The results of this analysis are reviewed by the Life Company's Committee of Finance, a subcommittee of the Life Company's Board of Directors, quarterly. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

Through JHFS' Investment Review Committee, the Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and
(3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                           Unrealized Losses on Assets

                                                                      As of December 31,2003
                                                                   ----------------------------
                                         Less than 12 months             12 months or more                    Total
                                    ----------------------------   ----------------------------   ----------------------------
                                     Carrying Value                 Carrying Value                 Carrying Value
                                     of Securities                  of Securities                  of Securities
                                       with Gross     Unrealized      with Gross     Unrealized     with Gross      Unrealized
                                    Unrealized Loss     Losses     Unrealized Loss     Losses     Unrealized Loss     Losses
                                    ---------------   ----------   ---------------   ----------   ---------------   ----------
Description of Securities:
Federal agency mortgage backed
   securities ...................        $ 92.0         $ (6.6)         $ 54.8         $ (5.8)         $146.8         $(12.4)
Corporate bonds .................         378.1          (12.1)          283.1          (14.6)          661.2          (26.7)
                                         ------         ------          ------         ------          ------         ------
Total debt securities ...........         470.1          (18.7)          337.9          (20.4)          808.0          (39.1)
Common stocks ...................            --             --             2.3             --             2.3             --
                                         ------         ------          ------         ------          ------         ------
Total ...........................        $470.1         $(18.7)         $340.2         $(20.4)         $810.3         $(39.1)
                                         ======         ======          ======         ======          ======         ======

The table above shows the Company's securities that were in a loss position at December 31, 2003 for more than one year and less than one year. Gross unrealized losses consist of a hedging adjustment, the impact of interest rates on the non hedged portion of the portfolio, and the impact of creditworthiness. Unrealized losses from hedging adjustments represent the amount of the unrealized loss that results from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments -- (continued)

At December 31, 2003, the fixed maturity securities had a total gross unrealized loss of $39.1 million excluding basis adjustments related to hedging relationships. Of this total, $20.4 million are due to securities that have had various amounts of unrealized loss for more than twelve months. Of the total unrealized losses, $20.1 million comes from securities rated investment grade. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade bonds. The gross unrealized losses on below investment grade fixed maturity securities declined to $19.1 million at December 31, 2003 primarily due to the easing of credit concerns and the resulting spread tightening. Although the gross unrealized losses on below investment grade fixed maturity securities are approximately 50% of the total unrealized losses, they only represent 1.4% of the total carrying value of fixed maturity securities with gross unrealized losses.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                       Balance at                            Balance at
                                        Beginning                              End of
                                         of Year    Additions   Deductions      Year
                                       ----------   ---------   ----------   ----------
                                                         (in millions)
Year ended December 31, 2003
   Mortgage loans on real estate ...      $2.9         $0.2        $0.6         $2.5
   Real estate to be disposed of ...        --           --          --           --
                                          ----         ----        ----         ----
   Total ...........................      $2.9         $0.2        $0.6         $2.5
                                          ====         ====        ====         ====
Year ended December 31, 2002
   Mortgage loans on real estate ...      $5.5           --        $2.6         $2.9
   Real estate to be disposed of ...       0.8           --         0.8           --
                                          ----         ----        ----         ----
   Total ...........................      $6.3           --        $3.4         $2.9
                                          ====         ====        ====         ====
Year ended December 31, 2001
   Mortgage loans on real estate ...      $5.0         $1.7        $1.2         $5.5
   Real estate to be disposed of ...       0.7          0.1          --          0.8
                                          ----         ----        ----         ----
   Total ...........................      $5.7         $1.8        $1.2         $6.3
                                          ====         ====        ====         ====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3 -- Investments -- (continued)

At December 31, 2003 and 2002 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                   December  31,
                                                                   -------------
                                                                    2003   2002
                                                                    ----   ----
                                                                   (in millions)
Impaired mortgage loans on real estate with
   provision for losses.........................................     0.8    --
Provision for losses............................................    (0.2)   --
                                                                    ----   ---
Net impaired mortgage loans on real estate......................     0.6    --
                                                                    ====   ===

The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                           2003   2002   2001
                                                           ----   ----   ----
                                                              (in millions)

Average recorded investment in impaired loans.........     $0.4   $1.2   $3.3
Interest income recognized on impaired loans..........       --     --    0.5

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $11.9 million as of December 31, 2003 and $3.5 million as of December 31, 2002. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded was as follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                           2003   2002   2001
                                                           ----   ----   ----
                                                              (in millions)

Expected.............................................      $0.5   $0.3   $0.4
Actual...............................................       0.4    0.2    0.4

At December 31, 2003, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          Carrying Amount
Property Type              (in millions)
-----------------------   ---------------
Apartments.............        $102.6
Hotels.................          24.0
Industrial.............         131.8
Office buildings.......         173.5
Retail.................         150.8
Mixed Use..............          55.4
Agricultural...........         224.6
Other..................          22.8

Allowance for losses...          (2.5)
                               ------
Total..................        $883.0
                               ======

                            Carrying Amount
Geographic Concentration     (in millions)
------------------------    ---------------
East North Central......        $ 94.7
East South Central......          34.7
Middle Atlantic.........          63.6
Mountain................          55.3
New England.............          75.0
Pacific.................         207.4
South Atlantic..........         234.0
West North Central......          26.3
West South Central......          89.7
Canada/Other............           4.8
Allowance for losses....          (2.5)
                                ------
Total...................        $883.0
                                ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 -- Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2003 and 2002 was $6.3 million and $6.4 million, and appears on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2003 and 2002 was $63.1 million and $45.8 million and appears on the consolidated balance sheet in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company enters into purchased interest rate cap agreements and interest rate floor agreements to manage the interest rate exposure of options that are embedded in certain assets and liabilities. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

In 2003 and 2002, the Company recognized net loss of $4.0 million and a net gain of $0.9 million, respectively, related to the ineffective portion of its fair value hedges, and no net gain for either period, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. At December 31, 2003, all of the Company's hedged firm commitments qualified as fair value hedges.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4 -- Derivatives and Hedging Instruments -- (continued)

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreeements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 5 -- Income Taxes

The Company is included in the consolidated federal income tax return of JHFS. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

The components of income taxes were as follows:

                                                         Year Ended December 31,
                                                         -----------------------
                                                           2003    2002     2001
                                                          -----   ------   -----
                                                               (in millions)
Current taxes:
   Federal............................................    $25.2   $ (9.8)  $30.1
   Foreign............................................      0.2     (0.2)     --
                                                          -----   ------   -----
                                                           25.4    (10.0)   30.1
Deferred taxes:
   Federal............................................     30.4     68.4    32.1
                                                          -----   ------   -----
Total income taxes....................................    $55.8   $ 58.4   $62.2
                                                          =====   ======   =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5 -- Income Taxes -- (continued)

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                        Years Ended December 31,
                                                        ------------------------
                                                          2003    2002    2001
                                                         -----   -----   -----
                                                              (in millions)

Tax at 35%...........................................    $59.5   $60.6   $73.0
Add (deduct):
   Equity base tax...................................       --      --    (9.0)
   Prior years taxes.................................      1.2     2.2     2.1
   Tax credits.......................................     (1.5)   (0.8)   (0.4)
   Foreign taxes.....................................      0.2     0.2      --
   Tax exempt investment income......................     (0.3)   (3.6)   (5.6)
   Other.............................................     (3.3)   (0.2)    2.1
                                                         -----   -----   -----
      Total income taxes.............................    $55.8   $58.4   $62.2
                                                         =====   =====   =====

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                   December 31,
                                                                 ---------------
                                                                  2003     2002
                                                                 ------   ------
                                                                  (in millions)
Deferred tax assets:
Policy reserve adjustments....................................   $210.5   $250.0
Other employee benefits.......................................     25.5     20.2
Book over tax basis of investments............................     12.0     12.0
Other.........................................................     12.1       --
                                                                 ------   ------
   Total deferred tax assets..................................    260.1    282.2
                                                                 ------   ------
Deferred tax liabilities:
Deferred policy acquisition costs.............................    405.2    419.5
Depreciation..................................................      2.3      2.1
Basis in partnerships.........................................      0.1       --
Market discount on bonds......................................      2.1      2.9
Lease income..................................................    102.9     71.5
Unrealized gains..............................................     42.3     12.8
Other.........................................................       --     10.6
                                                                 ------   ------
   Total deferred tax liabilities.............................    554.9    519.4
                                                                 ------   ------
   Net deferred tax liabilities...............................   $294.8   $237.2
                                                                 ======   ======

The Company made income tax payments of $17.7 million and $27.2 million in 2003 and 2002, respectively and received an income tax refund of $32.4 million in 2001.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6 -- Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                                         2003                 2002                 2001
                                                  ------------------   ------------------   ------------------
                                                            Premiums             Premiums             Premiums
                                                  Written    Earned    Written    Earned    Written    Earned
                                                  -------   --------   -------   --------   -------   --------
                                                                          (in millions)
Life Insurance:
Direct.........................................    $160.2    $160.2     $105.3    $105.3     $ 82.0    $ 82.0
Ceded..........................................     (93.0)    (93.0)     (46.8)    (46.8)     (21.9)    (21.9)
                                                   ------    ------     ------    ------     ------    ------
Net life insurance premiums....................    $ 67.2    $ 67.2     $ 58.5    $ 58.5     $ 60.1    $ 60.1
                                                   ======    ======     ======    ======     ======    ======

For the year ended December 31, 2003, 2002 and 2001, benefits to policyholders under life ceded reinsurance contracts were $8.5 million. $7.9 million and $3.8 million, respectively.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2002 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In addition, the Company has a second modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. For additional detail regarding these agreements, refer to Note 2 -- Related Party Transactions.

Note 7 -- Commitments and Contingencies

Commitments

The Company has extended commitments to purchase fixed maturity investments, other invested assets, preferred and common stock, and issue mortgage loans on real estate totaling $55.3 million, $58.7 million, $8.2 million and $101.7 million, respectively, at December 31, 2003. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $229.7 million at December 31, 2003. The majority of these commitments expire in 2004.

Contingencies

Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $0.7 million and $2.7 million at December 31, 2003 and 2002, respectively. The Company incurred no costs related to the settlement in 2003 or 2002. Costs incurred related to the settlement were $14.1 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7 -- Commitments and Contingencies -- (continued)

Administration of the ADR component of the settlement is substantially complete. Although some uncertainty remains as to the cost of the remaining claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

Other Matters

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2003. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

Note 8 -- Shareholder's Equity

(a)  Common Stock

The Company was established in 1979 as a stock insurance company with 50,000 shares outstanding, wholly owned by its parent, John Hancock Life Insurance Company. The Company has one class of capital stock, common stock ($50 par value, 50,000 shares authorized).

(b)  Accumulated Other Comprehensive Income (Loss)

Changes in accumulated other comprehensive income (loss) for the years indicated are presented below:

                                                                   Accumulated
                                                                      Other
                                                                  Comprehensive
                                                                 Income (Losses)
                                                                 ---------------
                                                                  (in millions)
                                                                 ---------------
Balance at January 1, 2001....................................       $ (2.2)
Gross unrealized gains (losses) (net of deferred income tax
   benefit of $7.2 million)...................................         11.8
Reclassification adjustment for gains (losses), realized in
   net income (net of tax expense of $1.1 million)............          2.1
Adjustment to deferred policy acquisition costs and present
   value of future profits (net of deferred income tax benefit
   of $3.2 million)...........................................         (6.0)
                                                                     ------
Net unrealized gains (losses).................................          7.9
Change in accounting principle................................          7.2
                                                                     ------
Balance at December 31, 2001..................................       $ 12.9
                                                                     ======
Balance at January 1, 2002....................................       $ 12.9
Gross unrealized gains (losses) (net of deferred income tax
   benefit of $12.9 million)..................................         21.4
Reclassification adjustment for gains (losses), realized in
   net income (net of tax benefit of $0.2 million)............         (0.4)
Adjustment to deferred policy acquisition costs and present
   value of future profits (net of deferred income tax benefit
   of $6.7 million)...........................................        (12.5)
                                                                     ------
Net unrealized gains (losses).................................          8.5
                                                                     ------
Balance at December 31, 2002..................................       $ 21.4
                                                                     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 -- Shareholder's Equity -- (continued)

                                                                   Accumulated
                                                                      Other
                                                                  Comprehensive
                                                                 Income (Losses)
                                                                 ---------------
                                                                  (in millions)

Balance at January 1, 2003....................................       $ 21.4
Gross unrealized gains (losses) (net of deferred income tax
   expense of $27.4 million)..................................         52.2
Reclassification adjustment for gains (losses), realized in
   net income (net of tax expense of $10.3 million)...........         19.1
Adjustment to deferred policy acquisition costs and present
   value of future profits (net of deferred income tax benefit
   of $8.2 million)...........................................        (15.1)
                                                                     ------
Net unrealized gains (losses).................................         56.2
                                                                     ------
Balance at December 31, 2003..................................       $ 77.6
                                                                     ======

Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:

                                                                              2003     2002     2001
                                                                             ------   ------   ------
                                                                                   (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
      Fixed maturities....................................................   $165.4   $ 62.0   $ 20.6
      Equity investments..................................................      2.1      0.8      1.0
      Other...............................................................      1.9     (2.4)     5.2
                                                                             ------   ------   ------
Total.....................................................................    169.4     60.4     26.8
Amounts of unrealized investment (gains) losses attributable to:
   Deferred policy acquisition cost and present value of future profits...    (49.5)   (26.2)    (7.1)
   Deferred federal income taxes..........................................    (42.3)   (12.8)    (6.8)
                                                                             ------   ------   ------
Total.....................................................................    (91.8)   (39.0)   (13.9)
                                                                             ------   ------   ------
Net unrealized investment gains (losses)                                     $ 77.6   $ 21.4   $ 12.9
                                                                             ======   ======   ======

(c)  Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8 -- Shareholder's Equity -- (continued)

The Company received permission from the Division to continue carrying the administrative rating symbol of Z for a selected group of securities at December 31, 2003. As of March 4, 2004, 89% of the outstanding principal balance of these securities have been rated as by the Securities Valuation Office (SVO), and the remaining balance of these securities have a high probability of being rated in the first quarter of 2004. As a result of this permitted practice, the Company's reported capital and surplus increased by less than 2%.

There were no other permitted practices.

Statutory net income and surplus include the accounts of the Company.



                                                         2003     2002     2001
                                                        ------   ------   ------
                                                              (in millions)

Statutory net income.................................   $ 82.1   $ 52.7   $  4.0
Statutory surplus....................................    669.4    589.6    561.0

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 9 -- Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

Asset Gathering Segment. Offers individual fixed and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 -- Segment Information -- (continued)

Amounts reported as segment adjustments in the tables below primarily relate to:
(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; (v) a charge for certain one time costs associated with John Hancock's demutualization process; and (vi) cumulative effect of an accounting change.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income:

                                                                                                     Asset
Year Ended December 31, 2003                                                          Protection   Gathering   Consolidated
----------------------------                                                          ----------   ---------   ------------
                                                                                                 (in millions)
Revenues:
Revenue from external customers ...................................................    $   408.8    $   26.3     $   435.1
Net investment income .............................................................        302.8        13.5         316.3
                                                                                       ---------    --------     ---------
Segment revenues ..................................................................        711.6        39.8         751.4
Net realized investment and other gains (losses) ..................................        (27.0)        2.2         (24.8)
                                                                                       ---------    --------     ---------
Revenues ..........................................................................        684.6        42.0         726.6
                                                                                       =========    ========     =========
Net Income:
Segment after-tax operating income ................................................        128.8         1.5         130.3
Net realized investment and other gains (losses) ..................................        (17.5)        1.4         (16.1)
Cumulative effect of accounting change, net of tax ................................         (6.2)       (0.3)         (6.5)
                                                                                       ---------    --------     ---------
Net income ........................................................................        105.1         2.6         107.7
                                                                                       =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method ..............          8.6         0.2           8.8
Carrying value of investments accounted for by the equity method ..................        103.1         7.4         110.5
Amortization of deferred policy acquisition costs .................................         90.1        14.7         104.8
Income tax expense ................................................................         55.3         0.5          55.8
Segment assets ....................................................................     12,256.6     1,638.8      13,895.4
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses) ..................................        (34.0)        3.8         (30.2)
Less amortization of deferred policy acquisition costs related to net realized
   investment and other gams (losses) .............................................          7.0        (1.6)          5.4
                                                                                       ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization
   of deferred policy acquisition costs -- per consolidated financial statements...        (27.0)        2.2         (24.8)
Less income tax effect ............................................................          9.5        (0.8)          8.7
                                                                                       ---------    --------     ---------
Net realized investment and other gains (losses), net-after-tax adjustment made
   to calculate segment operating income ..........................................    $   (17.5)   $    1.4     $   (16.1)
                                                                                       =========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 -- Segment Information -- (continued)

                                                                                                   Asset
Year Ended December 31, 2002                                                        Protection   Gathering   Consolidated
----------------------------                                                        ----------   ---------   ------------
                                                                                               (in millions)

Revenues:
Revenue from external customers..................................................    $   384.2    $   31.6     $   415.8
Net investment income............................................................        266.8         3.3         270.1
                                                                                     ---------    --------     ---------
Segment revenues.................................................................    $   651.0    $   34.9     $   685.9
Net realized investment and other gains (losses).................................        (20.4)       (0.4)        (20.8)
                                                                                     ---------    --------     ---------
Revenues.........................................................................    $   630.6    $   34.5     $   665.1
                                                                                     =========    ========     =========
Net Income:
Segment after-tax operating income...............................................        140.2        (8.1)        132.1
Net realized investment and other gains (losses).................................        (12.9)       (0.2)        (13.1)
Class action lawsuit.............................................................         (4.5)         --          (4.5)
Restructuring charges............................................................          0.3          --           0.3
                                                                                     ---------    --------     ---------
Net income.......................................................................    $   123.1    $   (8.3)    $   114.8
                                                                                     =========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method.............    $     4.2    $     --     $     4.2
Carrying value of investments accounted for by the equity method.................         50.1         1.7          51.8
Amortization of deferred policy acquisition costs................................         28.8        31.2          60.0
Income tax expense ..............................................................         65.3        (6.9)         58.4
Segment assets...................................................................    $10,325.3    $1,516.2     $11,841.5
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).................................    $   (27.9)   $   (0.4)    $   (28.3)
Less amortization of deferred policy acquisition costs related to net realized...
   investment and other gains (losses)...........................................          7.5          --           7.5
                                                                                     ---------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs -- per consolidated financial
   statements....................................................................        (20.4)       (0.4)        (20.8)
Less income tax effect...........................................................          7.5         0.2           7.7
                                                                                     ---------    --------     ---------
Net realized investment and other gains (losses), net-after-tax adjustment
   made to calculate segment operating income....................................    $   (12.9)   $   (0.2)    $   (13.1)
                                                                                     =========    ========     =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9 -- Segment Information -- (continued)

                                                                                         Asset
Year Ended December 31, 2001                                              Protection   Gathering   Consolidated
----------------------------                                              ----------   ---------   ------------
                                                                                     (in millions)
Revenues:
Revenues from external customers.......................................    $  385.1    $   64.4     $   449.5
Net investment income..................................................       229.2        (2.2)        227.0
                                                                           --------    --------     ---------
Segment revenues.......................................................    $  614.3    $   62.2     $   676.5
Net realized investment and other gains (losses).......................        (9.0)         --          (9.0)
                                                                           --------    --------     ---------
Revenues...............................................................    $  605.3    $   62.2     $   667.5
                                                                           ========    ========     =========
Net Income:
Segment after-tax operating income.....................................    $  130.0    $   22.2     $   152.2
Net realized investment and other gains (losses).......................        (5.6)         --          (5.6)
Surplus tax............................................................         9.1          --           9.1
Class action lawsuit...................................................        (9.2)         --          (9.2)
Cumulative effect of accounting change, net of tax.....................        (1.6)         --          (1.6)
                                                                           --------    --------     ---------
Net income.............................................................    $  122.7    $   22.2     $   144.9
                                                                           ========    ========     =========
Supplemental Information:
Equity in net income of investees accounted for by the equity method...    $    2.7          --     $     2.7
Carrying value of investments accounted for by the equity method.......        27.7          --          27.7
Amortization of deferred policy acquisition costs......................        46.6    $   20.5          67.1
Income tax expense ....................................................        54.8         7.4          62.2
Segment assets.........................................................    $9,995.5    $1,717.7     $11,713.2
Net Realized Investment and Other Gains (Losses) Data:
Net realized investment and other gains (losses).......................    $  (10.5)         --     $   (10.5)
Less amortization of deferred policy acquisition costs related to
   net realized investment and other gains (losses)....................         1.5          --           1.5
                                                                           --------    --------     ---------
Net realized investment and other gains (losses), net of related amortization of deferred policy acquisition costs -- per
   consolidated financial statements...................................        (9.0)         --          (9.0)
Less income tax effect.................................................         3.4          --           3.4
                                                                           --------    --------     ---------
Net realized investment and other gains (losses), net-after-tax
   adjustment made to calculate segment operating income...............    $   (5.6)         --     $    (5.6)
                                                                           ========    ========     =========

The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

Note 10 -- Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

The following methods and assumptions were used by the Company to determine the fair values of its financial instruments:

     The fair value for equity securities is based on quoted market prices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10 -- Fair Value of Financial Instruments -- (continued)

     The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

     The carrying values for policy loans, short-term investments, and cash and cash equivalents approximates their respective fair values.

     The fair value for fixed-rate deferred annuities is the account value adjusted for current market interest rates. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

     The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

     The fair value for commitments approximates the amount of the outstanding commitment.

The following tables present the carrying amounts and fair values of the Company's financial instruments:

                                                               December 31,
                                                 -----------------------------------------
                                                        2003                  2002
                                                 -------------------   -------------------
                                                 Carrying     Fair     Carrying     Fair
                                                   Value     Value      Value      Value
                                                 --------   --------   --------   --------
                                                                (in millions)
Assets:
Fixed maturities:
   Held-to-maturity...........................   $   78.7   $   78.8   $   83.8   $   83.3
   Available-for-sale.........................    3,786.9    3,786.9    3,011.3    3,011.3
Equity securities:
   Available-for-sale.........................       41.7       41.7       11.9       11.9
Mortgage loans on real estate.................      883.0      943.4      668.4      718.8
Policy loans..................................      370.9      370.9      359.4      359.4
Short-term investments........................       10.1       10.1        0.1        0.1
Cash and cash equivalents.....................       67.7       67.7      202.9      202.9
Derivatives:
   Interest rate swap agreements..............        4.4        4.4        3.7        3.7
   Interest rate cap agreements...............        1.1        1.1        1.4        1.4
   Interest rate floor agreements.............       12.6       12.6       14.2       14.2
   Equity collar agreements...................        0.1        0.1        0.3        0.3
Liabilities:
Fixed rate deferred and immediate annuities...   $  276.6   $  281.1   $  203.6   $  186.7
Derivatives:
   Interest rate swap agreements..............       54.8       54.8       59.0       59.0
Commitments...................................         --      229.7         --       93.3

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Value of Business Acquired

The Company's purchased intangible assets include the value of business acquired
(VOBA). The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The following tables set forth certain summarized financial information relating to the Company's VOBA as of the dates and periods indicated.

                                                                 Accumulated
                                             Gross Carrying      Amortization     Net Carrying
                                                 Amount       and Other Changes      Amount
                                             --------------   -----------------   ------------
                                                                (in millions)
December 31, 2003
Amortizable intangible assets:
   VOBA...................................       $25.0             $(22.7)            $2.3
December 31, 2002
Amortizable intangible assets:
   VOBA...................................        25.0              (19.0)             6.0

                                                             For the Years Ended
                                                                 December 31,
                                                             -------------------
                                                             2003   2002    2001
                                                             ----   ----    ----
                                                                (in millions)
Aggregate amortization expense
VOBA amortization, net of tax of $0.3 million,
   $0.4 million and $0.6 million..........................   $0.6   $0.7    $1.0

                                                                                      Tax Effect   Net Expense
                                                                                      ----------   -----------
                                                                                           (in millions)
Estimated future aggregate amortization expense for the years ended December 31,
2004...............................................................................       0.2          0.4
2005...............................................................................       0.2          0.4
2006...............................................................................       0.2          0.4
2007...............................................................................       0.2          0.4
2008...............................................................................       0.2          0.4

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Value of Business Acquired -- (continued)

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                                                                    Asset
                                                                     Protection   Gathering   Consolidated
                                                                     ----------   ---------   ------------
                                                                                 (in millions)
VOBA balance at January 1, 2002...................................     $ 7.2           --        $ 7.2
Amortization and other changes during 2002:                                            --
   Amortization...................................................      (1.1)          --         (1.1)
   Adjustment to unrealized gains on securities
      available-for-sale..........................................      (0.1)          --         (0.1)
                                                                       -----          ---        -----
VOBA balance at December 31, 2002.................................     $ 6.0           --        $ 6.0
                                                                       =====          ===        =====

                                                                                    Asset
                                                                     Protection   Gathering   Consolidated
                                                                     ----------   ---------   ------------
                                                                                (in millions)
VOBA balance at January 1, 2003...................................      $ 6.0         --         $ 6.0
Amortization and other changes during 2003:                                           --
Amortization......................................................       (0.9)        --          (0.9)
Adjustment to unrealized gains on securities
   available-for-sale.............................................       (2.8)        --          (2.8)
                                                                        -----        ---         -----
VOBA balance at December 31, 2003.................................      $ 2.3         --         $ 2.3
                                                                        =====        ===         =====

                          AUDITED FINANCIAL STATEMENTS

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          Year ended December 31, 2003

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Policyholders of
John Hancock Variable Life Account S of
   John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (comprising of, respectively, Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly, Global Balanced), Earnings Growth (formerly, Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly, Large Cap Aggressive Growth), Small Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly, Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP II Overseas (SC), Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series, MFS Investors Growth, MFS Research Series IC, and CSI Equity Subaccounts) as of December 31, 2003, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 2003, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                     /s/ ERNST & YOUNG LLP
                                                     ---------------------------
Boston, Massachusetts
February 6, 2004

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2003

                                                            Large                                    Emerging
                                                            Cap        Fundamental      Active       Markets      Financial
                                                           Growth         Growth         Bond         Equity     Industries
                                                          Subaccout     Subaccount    Subaccount    Subaccount   Subaccount
                                                        ------------   -----------   -----------   -----------   ----------
Assets
Investments in shares of portfolios of:
   John Hancock Variable Series Trust I, at value ...   $105,557,133    $1,450,792   $73,207,501   $18,311,155    $606,579
   Outside Trust, at value ..........................             --            --            --            --          --
                                                        ------------    ----------   -----------   -----------    --------
Total Assets ........................................   $105,557,133    $1,450,792   $73,207,501   $18,311,155    $606,579
                                                        ============    ==========   ===========   ===========    ========
Net Assets:
Contracts in accumulation ...........................   $105,557,133    $1,450,792   $73,207,501   $18,311,155    $606,579
                                                        ------------    ----------   -----------   -----------    --------
Total net assets ....................................   $105,557,133    $1,450,792   $73,207,501   $18,311,155    $606,579
                                                        ============    ==========   ===========   ===========    ========
Units outstanding ...................................      5,149,639       199,811     3,600,381     1,704,956      53,736
                                                        ============    ==========   ===========   ===========    ========
Unit value (in accumulation) ........................   $      20.50    $     7.26   $     20.33   $     10.74    $  11.29
                                                        ============    ==========   ===========   ===========    ========

                                                        International      Small
                                                            Equity          Cap         Health      Overseas      Earnings
                                                            Index          Growth      Sciences      Equity        Growth
                                                          Subaccount     Subaccount   Subaccount   Subaccount    Subaccount
                                                        -------------   -----------   ----------   ----------   -----------
Assets
Investments in shares of portfolios of:
   John Hancock Variable Series Trust I, at value ...    $44,617,711    $31,030,468   $2,296,599   $8,302,993   $35,868,404
   Outside Trust, at value ..........................             --             --           --           --            --
                                                         -----------    -----------   ----------   ----------   -----------
Total Assets ........................................    $44,617,711    $31,030,468   $2,296,599   $8,302,993   $35,868,404
                                                         ===========    ===========   ==========   ==========   ===========
Net Assets:
Contracts in accumulation ...........................    $44,617,711    $31,030,468   $2,296,599   $8,302,993   $35,868,404
                                                         -----------    -----------   ----------   ----------   -----------
Total net assets ....................................    $44,617,711    $31,030,468   $2,296,599   $8,302,993   $35,868,404
                                                         ===========    ===========   ==========   ==========   ===========
Units outstanding ...................................      3,105,455      2,291,067      222,953      563,169     2,917,248
                                                         ===========    ===========   ==========   ==========   ===========
Unit value (in accumulation) ........................    $     14.37    $     13.54   $    10.30   $    14.74   $     12.30
                                                         ===========    ===========   ==========   ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2003

                                                                        Large        Large Cap
                                                          Mid Cap        Cap           Value     Fundamental       Money
                                                           Value        Value          CORE         Value         Market
                                                        Subaccount    Subaccount    Subaccount    Subaccount    Subaccount
                                                        ----------   ------------   ----------   -----------   ------------
Assets
Investments in shares of portfolios of:
   John Hancock Variable Series Trust I, at value ...   $7,826,697   $128,199,074   $5,354,269   $32,279,712   $224,001,666
   Outside Trust, at value ..........................           --             --           --            --             --
                                                        ----------   ------------   ----------   -----------   ------------
Total Assets ........................................   $7,826,697   $128,199,074   $5,354,269   $32,279,712   $224,001,666
                                                        ==========   ============   ==========   ===========   ============
Net Assets:
Contracts in accumulation ...........................   $7,826,697   $128,199,074   $5,354,269   $32,279,712   $224,001,666
                                                        ----------   ------------   ----------   -----------   ------------
Total net assets ....................................   $7,826,697   $128,199,074   $5,354,269   $32,279,712   $224,001,666
                                                        ==========   ============   ==========   ===========   ============
Units outstanding ...................................      572,396      6,515,929      517,429     3,170,458     16,166,195
                                                        ==========   ============   ==========   ===========   ============
Unit value (in accumulation) ........................   $    13.67   $      19.67   $    10.35   $     10.18   $      13.86
                                                        ==========   ============   ==========   ===========   ============

                                                         Small/Mid                     Large
                                                            Cap           Bond          Cap       Small/Mid     Small Cap
                                                          Growth         Index       Growth B      Cap CORE       Value
                                                         Subaccount    Subaccount   Subaccount    Subaccount    Subaccount
                                                        -----------   -----------   ----------   -----------   -----------
Assets
Investments in shares of portfolios of:
   John Hancock Variable Series Trust I, at value ...   $42,973,778   $56,219,259   $3,026,311   $40,754,447   $50,879,705
   Outside Trust, at value ..........................            --            --           --            --            --
                                                        -----------   -----------   ----------   -----------   -----------
Total Assets ........................................   $42,973,778   $56,219,259   $3,026,311   $40,754,447   $50,879,705
                                                        ===========   ===========   ==========   ===========   ===========
Net Assets:
Contracts in accumulation ...........................   $42,973,778   $56,219,259   $3,026,311   $40,754,447   $50,879,705
                                                        -----------   -----------   ----------   -----------   -----------
Total net assets ....................................   $42,973,778   $56,219,259   $3,026,311   $40,754,447   $50,879,705
                                                        ===========   ===========   ==========   ===========   ===========
Units outstanding ...................................     2,167,472     3,959,604      450,211     2,931,984     3,406,357
                                                        ===========   ===========   ==========   ===========   ===========
Unit value (in accumulation) ........................   $     19.83   $     14.20   $     6.72   $     13.90   $     14.94
                                                        ===========   ===========   ==========   ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2003

                                                            Real                                       Total
                                                           Estate       Growth &                      Return     Short-Term
                                                           Equity        Income         Managed        Bond          Bond
                                                         Subaccount    Subaccount     Subaccount    Subaccount    Subaccount
                                                        -----------   ------------   ------------   ----------   -----------
Assets
Investments in shares of portfolios of:
   John Hancock Variable Series Trust I, at value ...   $29,311,734   $137,957,623   $126,981,087   $6,722,197   $57,271,651
   Outside Trust, at value ..........................            --             --             --           --            --
                                                        -----------   ------------   ------------   ----------   -----------
Total Assets ........................................   $29,311,734   $137,957,623   $126,981,087   $6,722,197   $57,271,651
                                                        ===========   ============   ============   ==========   ===========
Net Assets:
Contracts in accumulation ...........................   $29,311,734   $137,957,623   $126,981,087   $6,722,197   $57,271,651
                                                        -----------   ------------   ------------   ----------   -----------
Total net assets ....................................   $29,311,734   $137,957,623   $126,981,087   $6,722,197   $57,271,651
                                                        ===========   ============   ============   ==========   ===========
Units outstanding ...................................     1,034,584      6,073,982      4,069,197      659,225     3,535,438
                                                        ===========   ============   ============   ==========   ===========
Unit value (in accumulation) ........................   $     28.33   $      22.71   $      31.21   $    10.20   $     16.20
                                                        ===========   ============   ============   ==========   ===========

                                                         Small Cap
                                                          Emerging    International      Equity       High Yield      Global
                                                           Growth     Opportunities      Index           Bond          Bond
                                                         Subaccount     Subaccount     Subaccount     Subaccount    Subaccount
                                                        -----------   -------------   ------------   -----------   -----------
Assets
Investments in shares of portfolios of:
   John Hancock Variable Series Trust I, at value ...   $36,514,821    $42,107,038    $296,897,155   $23,623,592   $23,968,123
   Outside Trust, at value ..........................            --             --              --            --            --
                                                        -----------    -----------    ------------   -----------   -----------
Total Assets ........................................   $36,514,821    $42,107,038    $296,897,155   $23,623,592   $23,968,123
                                                        ===========    ===========    ============   ===========   ===========
Net Assets:
Contracts in accumulation ...........................   $36,514,821    $42,107,038    $296,897,155   $23,623,592   $23,968,123
                                                        -----------    -----------    ------------   -----------   -----------
Total net assets ....................................   $36,514,821    $42,107,038    $296,897,155   $23,623,592   $23,968,123
                                                        ===========    ===========    ============   ===========   ===========
Units outstanding ...................................     3,223,829      3,589,916      16,779,865     2,316,918     1,308,518
                                                        ===========    ===========    ============   ===========   ===========
Unit value (in accumulation) ........................   $     11.33    $     11.73    $      17.69   $     10.20   $     18.32
                                                        ===========    ===========    ============   ===========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

                                                           Brandes         Turner       Frontier       Business       AIM V.I.
                                                        International       Core         Capital     Opportunities     Premier
                                                           Equity          Growth     Appreciation       Value         Equity
                                                         Subaccount      Subaccount    Subaccount      Subaccount    Subaccount
                                                        -------------   -----------   ------------   -------------   ----------
Assets
Investments in shares of portfolios of:
   John Hancock Variable Series Trust I, at value ...            --              --             --             --            --
   Outside Trust, at value ..........................    $75,587,991    $31,065,017    $56,964,435     $2,798,736    $2,588,344
                                                         -----------    -----------    -----------     ----------    ----------
Total Assets ........................................    $75,587,991    $31,065,017    $56,964,435     $2,798,736    $2,588,344
                                                         ===========    ===========    ===========     ==========    ==========
Net Assets:
Contracts in accumulation ...........................    $75,587,991    $31,065,017    $56,964,435     $2,798,736    $2,588,344
                                                         -----------    -----------    -----------     ----------    ----------
Total net assets ....................................    $75,587,991    $31,065,017    $56,964,435     $2,798,736    $2,588,344
                                                         ===========    ===========    ===========     ==========    ==========
Units outstanding ...................................      3,927,662      1,783,647      2,323,728        275,273       261,213
                                                         ===========    ===========    ===========     ==========    ==========
Unit value (in accumulation) ........................    $     19.25    $     17.42    $     24.51     $    10.17    $     9.91
                                                         ===========    ===========    ===========     ==========    ==========

                                                          AIM V.I.
                                                          Capital                                                        Janus Aspen
                                                        Development   Fidelity VIP   Fidelity VIP II   Fidelity VIP II      Global
                                                           Series        Growth         Contrafund      Overseas (SC)    Technology
                                                         Subaccount    Subaccount       Subaccount        Subaccount      Subaccount
                                                        -----------   ------------   ---------------   ---------------   -----------
Assets
Investments in shares of portfolios of:
   John Hancock Variable Series Trust I, at value ...           --              --              --                --              --
   Outside Trust, at value ..........................     $358,025     $11,417,097     $26,131,224        $1,053,972      $1,517,422
                                                          --------     -----------     -----------        ----------      ----------
Total Assets ........................................     $358,025     $11,417,097     $26,131,224        $1,053,972      $1,517,422
                                                          ========     ===========     ===========        ==========      ==========
Net Assets:
Contracts in accumulation ...........................     $358,025     $11,417,097     $26,131,224        $1,053,972      $1,517,422
                                                          --------     -----------     -----------        ----------      ----------
Total net assets ....................................     $358,025     $11,417,097     $26,131,224        $1,053,972      $1,517,422
                                                          ========     ===========     ===========        ==========      ==========
Units outstanding ...................................       35,341         776,980       1,807,728            69,065         416,541
                                                          ========     ===========     ===========        ==========      ==========
Unit value (in accumulation) ........................     $  10.13     $     14.69     $     14.46        $    15.26      $     3.64
                                                          ========     ===========     ===========        ==========      ==========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

                                                           Janus
                                                           Aspen       MFS New         MFS          MFS
                                                         Worldwide    Discovery     Investors    Research        CSI
                                                          Growth        Series       Growth      Series IC     Equity
                                                        Subaccount    Subaccount   Subaccount   Subaccount   Subaccount
                                                        ----------   -----------   ----------   ----------   ----------
Assets
Investments in shares of portfolios of:
   John Hancock Variable Series Trust I, at value ...           --            --           --          --           --
   Outside Trust, at value ..........................   $3,226,360   $11,729,814   $2,345,595    $226,244      $80,758
                                                        ----------   -----------   ----------    --------      -------
Total Assets ........................................   $3,226,360   $11,729,814   $2,345,595    $226,244      $80,758
                                                        ==========   ===========   ==========    ========      =======
Net Assets:
Contracts in accumulation ...........................   $3,226,360   $11,729,814   $2,345,595    $226,244      $80,758
                                                        ----------   -----------   ----------    --------      -------
Total net assets ....................................   $3,226,360   $11,729,814   $2,345,595    $226,244      $80,758
                                                        ==========   ===========   ==========    ========      =======
Units outstanding ...................................      546,498     1,237,879      276,080      15,403        6,495
                                                        ==========   ===========   ==========    ========      =======
Unit value (in accumulation) ........................   $     5.90   $      9.48   $     8.50    $  14.69      $ 12.43
                                                        ==========   ===========   ==========    ========      =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                             STATEMENT OF OPERATIONS

                                December 31, 2003

                                                                      Large                                   Emerging
                                                                       Cap       Fundamental      Active       Markets     Financial
                                                                     Growth         Growth         Bond        Equity     Industries
                                                                   Subaccount     Subaccount    Subaccount   Subaccount   Subaccount
                                                                  ------------   -----------   -----------   ----------   ----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio .........................   $    483,479    $     --     $ 3,261,437   $  216,706    $  6,705
                                                                  ------------    --------     -----------   ----------    --------
Total investment income .......................................        483,479          --       3,261,437      216,706       6,705
Expenses:
   Mortality & expense risk ...................................        213,393       2,796         112,318       25,417         898
                                                                  ------------    --------     -----------   ----------    --------
Net investment income (loss)  .................................        270,086      (2,796)      3,149,119      191,289       5,807
Realized gain (loss) on investments:
   Realized gains (losses) on sale of portfolio shares ........    (19,176,158)     44,758         955,602      739,013       7,636
   Distributions received from realized capital gains
      of the underlying portfolio .............................        141,182     118,261       1,816,450      634,949       1,083
                                                                  ------------    --------     -----------   ----------    --------
Realized gains (losses) .......................................    (19,034,976)    163,019       2,772,052    1,373,962       8,719
Change in unrealized appreciation (depreciation)
   during the year ............................................     40,182,443     308,423      (1,419,934)   4,389,813      86,713
                                                                  ------------    --------     -----------   ----------    --------
Net increase in net assets resulting from operations ..........   $ 21,417,553    $468,646     $ 4,501,237   $5,955,064    $101,239
                                                                  ============    ========     ===========   ==========    ========

                                                                International      Small
                                                                   Equity           Cap         Health      Overseas      Earnings
                                                                    Index          Growth      Sciences      Equity        Growth
                                                                  Subaccount     Subaccount   Subaccount   Subaccount    Subaccount
                                                                -------------   -----------   ----------   ----------   -----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio .......................    $   949,642            $--    $  4,732    $  265,114   $    19,824
                                                                 -----------    -----------    --------    ----------   -----------
Total investment income .....................................        949,642             --       4,732       265,114        19,824
Expenses:
   Mortality & expense risk .................................         74,364         64,816       2,956        17,051        79,577
                                                                 -----------    -----------    --------    ----------   -----------
Net investment income (loss) ................................        875,278        (64,816)      1,776       248,063       (59,753)
Realized gain (loss) on investments:
   Realized gains (losses) on sale of portfolio shares ......     (1,009,356)    (2,147,497)    (13,768)      161,939    (6,263,495)
   Distributions received from realized capital gains
      of the underlying portfolio ...........................        275,332        429,866      47,556       187,035       561,908
                                                                 -----------    -----------    --------    ----------   -----------
Realized gains (losses) .....................................       (734,024)    (1,717,631)     33,788       348,974    (5,701,587)
Change in unrealized appreciation (depreciation)
   during the year ..........................................     14,131,864      8,976,914     373,349     1,295,568    13,140,170
                                                                 -----------    -----------    --------    ----------   -----------
Net increase in net assets resulting from operations ........    $14,273,118    $ 7,194,467    $408,913    $1,892,605   $ 7,378,830
                                                                 ===========    ===========    ========    ==========   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

                                                                Mid Cap Value
                                                                  Subaccount                      Large
                                                                 Period from        Large          Cap
                                                                May 1, 2003(*)       Cap          Value     Fundamental      Money
                                                               to December 31,      Value         CORE          Value       Market
                                                                     2003         Subaccount   Subaccount    Subaccount   Subaccount
                                                               ---------------   -----------   ----------   -----------   ----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ......................       $  9,560      $ 2,016,844   $   56,028   $   422,692   $2,593,780
                                                                   --------      -----------   ----------   -----------   ----------
Total investment income ....................................          9,560        2,016,844       56,028       422,692    2,593,780
Expenses:
   Mortality & expense risk ................................            477          151,098        4,609        72,701      276,212
                                                                   --------      -----------   ----------   -----------   ----------
Net investment income ......................................          9,083        1,865,746       51,419       349,991    2,317,568
Realized gain (loss) on investments:
   Realized gains (losses) on sale of portfolio shares .....         31,323       (3,263,559)     (23,957)   (1,429,196)          --
   Distributions received from realized capital gains
      of the underlying portfolio ..........................        241,277        1,775,383      173,542        31,771           --
                                                                   --------      -----------   ----------   -----------   ----------
Realized gains (losses) ....................................        272,600       (1,488,176)     149,585    (1,397,425)          --
Change in unrealized appreciation (depreciation)
   during the year .........................................        546,210       25,249,562      885,494     8,589,623           --
                                                                   --------      -----------   ----------   -----------   ----------
Net increase in net assets resulting from operations .......       $827,893      $25,627,132   $1,086,498   $ 7,542,189   $2,317,568
                                                                   ========      ===========   ==========   ===========   ==========

                                                                Small/Mid        Bond       Large Cap    Small/Mid     Small Cap
                                                                Cap Growth      Index       Growth B      Cap CORE       Value
                                                                Subaccount    Subaccount   Subaccount    Subaccount    Subaccount
                                                               -----------   -----------   ----------   -----------   -----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ......................   $        --   $ 2,756,710         $--    $   136,852   $   252,432
                                                               -----------   -----------   ---------    -----------   -----------
Total investment income ....................................            --     2,756,710          --        136,852       252,432
Expenses:
   Mortality & expense risk ................................        56,087        62,844       2,288         35,468        37,379
                                                               -----------   -----------   ---------    -----------   -----------
Net investment income (loss)  ..............................       (56,087)    2,693,866      (2,288)       101,384       215,053
Realized gain (loss) on investments:
   Realized gains (losses) on sale of portfolio shares .....       (65,884)      725,817    (274,135)        79,845       385,489
   Distributions received from realized capital gains
      of the underlying portfolio ..........................     2,777,295       247,517     392,561      3,351,041     1,904,310
                                                               -----------   -----------   ---------    -----------   -----------
Realized gains .............................................     2,711,411       973,334     118,426      3,430,886     2,289,799
Change in unrealized appreciation (depreciation)
   during the year .........................................    10,132,667    (1,818,040)    515,948      8,521,567     9,889,844
                                                               -----------   -----------   ---------    -----------   -----------
Net increase in net assets resulting from operations .......   $12,787,991   $ 1,849,160   $ 632,086    $12,053,837   $12,394,696
                                                               ===========   ===========   =========    ===========   ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2003

                                                                                                     Total Return Bond
                                                                                                         Subaccount
                                                              Real                                      Period from
                                                             Estate       Growth &                     May 1, 2003(*)    Short-Term
                                                             Equity        Income        Managed      to December 31,       Bond
                                                           Subaccount    Subaccount     Subaccount          2003         Subaccount
                                                           ----------   ------------   -----------   -----------------   ----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ..................   $1,223,849   $  1,228,319   $ 3,996,043        $31,073        $1,857,677
                                                           ----------   ------------   -----------        -------        ----------
Total investment income ................................    1,223,849      1,228,319     3,996,043         31,073         1,857,677
Expenses:
   Mortality & expense risk ............................       43,911        425,394       559,002            461            76,719
                                                           ----------   ------------   -----------        -------        ----------
Net investment income ..................................    1,179,938        802,925     3,437,041         30,612         1,780,958
Realized gain (loss) on investments:
   Realized gains (losses) on sale of
      portfolio shares .................................       10,565    (16,445,257)   (5,363,585)        (2,781)          232,006
   Distributions received from realized capital gains
      of the underlying portfolio ......................      819,953        661,563       531,884         27,871                --
                                                           ----------   ------------   -----------        -------        ----------
Realized gains (losses) ................................      830,518    (15,783,694)   (4,831,701)        25,090           232,006
Change in unrealized appreciation (depreciation)
   during the year .....................................    5,994,959     42,194,328    23,017,640         22,417          (744,427)
                                                           ----------   ------------   -----------        -------        ----------
Net increase in net assets resulting from operations ...   $8,005,415   $ 27,213,559   $21,622,980        $78,119        $1,268,537
                                                           ==========   ============   ===========        =======        ==========

                                                            Small Cap
                                                             Emerging    International      Equity      High Yield     Global
                                                              Growth     Opportunities       Index         Bond         Bond
                                                            Subaccount     Subaccount     Subaccount    Subaccount   Subaccount
                                                           -----------   -------------   ------------   ----------   ----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ..................   $    27,497    $   504,912    $  6,195,035   $1,438,291   $1,195,342
                                                           -----------    -----------    ------------   ----------   ----------
Total investment income ................................        27,497        504,912       6,195,035    1,438,291    1,195,342
Expenses:
   Mortality & expense risk ............................        53,403         82,452         364,573       37,937       43,067
                                                           -----------    -----------    ------------   ----------   ----------
Net investment income (loss)  ..........................       (25,906)       422,460       5,830,462    1,400,354    1,152,275
Realized gain (loss) on investments:
   Realized gains (losses) on sale of
      portfolio shares .................................    (1,245,126)      (852,203)    (16,521,389)      28,942      718,554
   Distributions received from realized capital gains
      of the underlying portfolio ......................     4,894,125             --       1,411,441       60,598      422,730
                                                           -----------    -----------    ------------   ----------   ----------
Realized gains (losses) ................................     3,648,999       (852,203)    (15,109,948)      89,540    1,141,284
Change in unrealized appreciation (depreciation)
   during the year .....................................     8,251,266     10,673,193      72,853,821    1,664,579      755,398
                                                           -----------    -----------    ------------   ----------   ----------
Net increase in net assets resulting from operations ...   $11,874,359    $10,243,450    $ 63,574,335   $3,154,473   $3,048,957
                                                           ===========    ===========    ============   ==========   ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2003

                                                              Brandes         Turner       Frontier        Business      AIM V.I.
                                                           International       Core         Capital     Opportunities     Premier
                                                               Equity         Growth     Appreciation       Value         Equity
                                                             Subaccount     Subaccount    Subaccount      Subaccount    Subaccount
                                                           -------------   -----------   ------------   -------------   ----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ..................    $   686,914    $    60,806   $        --      $ 16,953      $   7,334
                                                            -----------    -----------   -----------      --------      ---------
Total investment income ................................        686,914         60,806            --        16,953          7,334
Expenses:
   Mortality & expense risk ............................         28,692         12,077        19,370           826          4,062
                                                            -----------    -----------   -----------      --------      ---------
Net investment income (loss)  ..........................        658,222         48,729       (19,370)       16,127          3,272
Realized gain (loss) on investments:
   Realized (losses) on sale of portfolio shares .......     (4,001,190)    (4,187,975)   (2,664,720)      (18,989)      (220,006)
   Distributions received from realized capital gains
      of the underlying portfolio ......................             --             --            --            --             --
                                                            -----------    -----------   -----------      --------      ---------
Realized (losses)  .....................................     (4,001,190)    (4,187,975)   (2,664,720)      (18,989)      (220,006)
Change in unrealized appreciation (depreciation)
   during the year .....................................     25,475,792     10,420,662    18,593,925       504,092        763,075
                                                            -----------    -----------   -----------      --------      ---------
Net increase in net assets resulting from operations ...    $22,132,824    $ 6,281,416   $15,909,835      $501,230      $ 546,341
                                                            ===========    ===========   ===========      ========      =========

                                                            AIM V.I.
                                                            Capital                                      Fidelity    Janus Aspen
                                                          Development  Fidelity VIP II  Fidelity VIP      VIP II        Global
                                                             Series       Contrafund       Growth     Overseas (SC)  Technology
                                                           Subaccount     Subaccount      Subaccount    Subaccount   Subaccount
                                                          -----------  ---------------  ------------  -------------  -----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ..................    $    --      $   55,294      $   14,576      $    703    $      --
                                                            -------      ----------      ----------      --------    ---------
Total investment income ................................         --          55,294          14,576           703           --
Expenses:
   Mortality & expense risk ............................        147          20,539           8,308         1,303        2,318
                                                            -------      ----------      ----------      --------    ---------
Net investment income (loss)  ..........................       (147)         34,755           6,268          (600)      (2,318)
Realized gain (loss) on investments:
   Realized gains (losses) on sale
      of portfolio shares ..............................       (740)        (11,434)       (409,481)       98,617     (157,406)
   Distributions received from realized capital gains
      of the underlying portfolio ......................         --              --              --            --           --
                                                            -------      ----------      ----------      --------    ---------
Realized gains (losses) ................................       (740)        (11,434)       (409,481)       98,617     (157,406)
Change in unrealized appreciation (depreciation)
   during the year .....................................     57,475       4,479,688       3,033,463       151,169      583,913
                                                            -------      ----------      ----------      --------    ---------
Net increase in net assets resulting from operations ...    $56,588      $4,503,009      $2,630,250      $249,186    $ 424,189
                                                            =======      ==========      ==========      ========    =========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               December 31, 2003

                                                             Janus Aspen     MFS New        MFS          MFS
                                                              Worldwide     Discovery    Investors    Research        CSI
                                                                Growth       Series       Growth      Series IC     Equity
                                                              Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
                                                             -----------   ----------   ----------   ----------   ----------
Investment Income:
Distributions received from the net investment
   income of the underlying portfolio ....................    $  23,822    $       --    $     --      $ 1,778      $   123
                                                              ---------    ----------    --------      -------      -------
Total investment income ..................................       23,822            --          --        1,778          123
Expenses:
   Mortality & expense risk ..............................        4,499         7,939       1,536          478           --
                                                              ---------    ----------    --------      -------      -------
Net investment income (loss)  ............................       19,323        (7,939)     (1,536)       1,300          123
Realized gain (loss) on investments:
   Realized gains (losses) on sale of portfolio shares ...     (248,485)     (445,340)     (2,347)      (3,377)       1,528
   Distributions received from realized capital gains
      of the underlying portfolio ........................           --            --          --           --          356
                                                              ---------    ----------    --------      -------      -------
Realized gains (losses) ..................................     (248,485)     (445,340)     (2,347)      (3,377)       1,884
Change in unrealized appreciation (depreciation)
   during the year .......................................      856,960     3,314,067     206,518       49,117        9,252
                                                              ---------    ----------    --------      -------      -------
Net increase in net assets resulting from operations .....    $ 627,798    $2,860,788    $202,635      $47,040      $11,259
                                                              =========    ==========    ========      =======      =======

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                       STATEMENT OF CHANGES IN NET ASSETS

                        For the years ended December 31,

                                                                            Large Cap Growth            Fundamental Growth
                                                                               Subaccount                   Subaccount
                                                                      ---------------------------   -------------------------
                                                                          2003           2002           2003         2002
                                                                      ------------   ------------   -----------   -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ...................................   $    270,086   $     83,397   $    (2,796)  $    (2,293)
   Realized gains (losses) ........................................    (19,034,976)   (28,665,386)      163,019      (125,623)
   Change in unrealized appreciation (depreciation)
      during the year .............................................     40,182,443     (2,921,044)      308,423      (245,274)
                                                                      ------------   ------------   -----------   -----------
Net increase (decrease) in net assets resulting from operations ...     21,417,553    (31,503,033)      468,646      (373,190)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     34,288,046     37,876,263     1,606,326     2,165,262
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (30,551,344)   (37,675,151)   (2,208,482)   (1,126,213)
                                                                      ------------   ------------   -----------   -----------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................      3,736,702        201,112      (602,156)    1,039,049
                                                                      ------------   ------------   -----------   -----------
Total increase (decrease) in net assets ...........................     25,154,255    (31,301,921)     (133,510)      665,859
Net assets at the beginning of the year ...........................     80,402,878    111,704,799     1,584,302       918,443
                                                                      ------------   ------------   -----------   -----------
Net assets at the end of the year .................................   $105,557,133   $ 80,402,878   $ 1,450,792   $ 1,584,302
                                                                      ============   ============   ===========   ===========

                                                                              Active Bond             Emerging Markets Equity
                                                                               Subaccount                    Subaccount
                                                                      ---------------------------   ---------------------------
                                                                          2003           2002           2003           2002
                                                                      ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................   $  3,149,119   $  3,407,605   $    191,289   $      4,053
   Realized gains .................................................      2,772,052        681,395      1,373,962        465,979
   Change in unrealized appreciation (depreciation)
      during the year .............................................     (1,419,934)       571,777      4,389,813     (1,366,976)
                                                                      ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...      4,501,237      4,660,777      5,955,064       (896,944)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     55,635,739     39,617,023     40,300,271     41,707,506
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (58,513,353)   (38,963,331)   (36,386,971)   (38,386,989)
                                                                      ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................     (2,877,614)       653,692      3,913,300      3,320,517
                                                                      ------------   ------------   ------------   ------------
Total increase in net assets ......................................      1,623,623      5,314,469      9,868,364      2,423,573
Net assets at the beginning of the year ...........................     71,583,878     66,269,409      8,442,791      6,019,218
                                                                      ------------   ------------   ------------   ------------
Net assets at the end of the year .................................   $ 73,207,501   $ 71,583,878   $ 18,311,155   $  8,442,791
                                                                      ============   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                        Financial Industries     International Equity Index
                                                                           Subaccount,                  Subaccount
                                                                      -----------------------   ---------------------------
                                                                         2003         2002          2003           2002
                                                                      ---------   -----------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ...................................   $   5,807   $     2,062   $    875,278   $    489,153
   Realized gains (losses) ........................................       8,719       (88,357)      (734,024)    (3,024,346)
   Change in unrealized appreciation (depreciation)
      during the year .............................................      86,713       (20,939)    14,131,864     (2,137,219)
                                                                      ---------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...     101,239      (107,234)    14,273,118     (4,672,412)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     732,297     2,052,380     53,194,854     52,080,239
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (478,505)   (1,827,686)   (49,657,614)   (49,462,024)
                                                                      ---------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................     244,792       224,694      3,537,240      2,618,215
                                                                      ---------   -----------   ------------   ------------
Total increase (decrease) in net assets ...........................     346,031       117,460     17,810,358     (2,054,197)
Net assets at the beginning of the year ...........................     260,548       143,088     26,807,353     28,861,550
                                                                      ---------   -----------   ------------   ------------
Net assets at the end of the year .................................   $ 606,579   $   260,548   $ 44,617,711   $ 26,807,353
                                                                      =========   ===========   ============   ============

                                                                            Small Cap Growth             Health Sciences
                                                                               Subaccount                   Subaccount
                                                                      ---------------------------   -------------------------
                                                                          2003           2002           2003          2002
                                                                      ------------   ------------   -----------   -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ...................................   $    (64,816)  $    (67,628)  $     1,776   $      (121)
   Realized gains (losses) ........................................     (1,717,631)    (7,375,528)       33,788      (247,244)
   Change in unrealized appreciation (depreciation)
      during the year .............................................      8,976,914     (3,121,699)      373,349      (146,395)
                                                                      ------------   ------------   -----------   -----------
Net increase (decrease) in net assets resulting from operations ...      7,194,467    (10,564,855)      408,913      (393,760)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     36,717,076     36,888,883     4,016,274     3,298,777
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (37,620,257)   (38,536,363)   (3,131,327)   (3,442,934)
                                                                      ------------   ------------   -----------   -----------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................       (903,181)    (1,647,480)      884,947      (144,157)
                                                                      ------------   ------------   -----------   -----------
Total increase (decrease) in net assets ...........................      6,291,286    (12,212,335)    1,293,860      (537,917)
Net assets at the beginning of the year ...........................     24,739,182     36,951,517     1,002,739     1,540,656
                                                                      ------------   ------------   -----------   -----------
Net assets at the end of the year .................................   $ 31,030,468   $ 24,739,182   $ 2,296,599   $ 1,002,739
                                                                      ============   ============   ===========   ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                            Overseas Equity              Earnings Growth
                                                                              Subaccount                    Subaccount
                                                                      --------------------------   ---------------------------
                                                                          2003           2002          2003          2002
                                                                      ------------   -----------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ...................................   $    248,063   $    34,981   $    (59,753)  $    (83,648)
   Realized gains (losses) ........................................        348,974      (172,452)    (5,701,587)   (25,770,661)
   Change in unrealized appreciation (depreciation)
      during the year .............................................      1,295,568       (72,467)    13,140,170     11,561,491
                                                                      ------------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...      1,892,605      (209,938)     7,378,830    (14,292,818)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     12,037,606     2,259,080     18,717,634     24,299,152
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (10,130,778)   (1,716,808)   (20,794,472)   (23,438,724)
                                                                      ------------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................      1,906,828       542,272     (2,076,838)       860,428
                                                                      ------------   -----------   ------------   ------------
Total increase (decrease) in net assets ...........................      3,799,433       332,334      5,301,992    (13,432,390)
Net assets at the beginning of the year ...........................      4,503,560     4,171,226     30,566,412     43,998,802
                                                                      ------------   -----------   ------------   ------------
Net assets at the end of the year .................................   $  8,302,993   $ 4,503,560   $ 35,868,404   $ 30,566,412
                                                                      ============   ===========   ============   ============

                                                                          Mid Cap Value            Large Cap Value
                                                                        Subaccount Period             Subaccount
                                                                       from May 1, 2003(*)   ---------------------------
                                                                      to December 31, 2003       2003           2002
                                                                      --------------------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................        $     9,083       $  1,865,746   $  1,216,297
   Realized gains (losses) ........................................            272,600         (1,488,176)      (230,566)
   Change in unrealized appreciation (depreciation)
      during the year .............................................            546,210         25,249,562    (12,624,257)
                                                                           -----------       ------------   ------------
Net increase (decrease) in net assets resulting from operations ...            827,893         25,627,132    (11,638,526)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................         10,915,880        101,763,482     57,052,514
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................         (3,917,076)       (82,592,321)   (44,499,260)
                                                                           -----------       ------------   ------------
Net increase in net assets resulting from
   policy transactions ............................................          6,998,804         19,171,161     12,553,254
                                                                           -----------       ------------   ------------
Total increase in net assets ......................................          7,826,697         44,798,293        914,728
Net assets at the beginning of the year ...........................                 --         83,400,781     82,486,053
                                                                           -----------       ------------   ------------
Net assets at the end of the year .................................        $ 7,826,697       $128,199,074   $ 83,400,781
                                                                           ===========       ============   ============

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                         Large Cap Value CORE          Fundamental Value
                                                                              Subaccount                   Subaccount
                                                                      -------------------------   ---------------------------
                                                                          2003          2002          2003           2002
                                                                      -----------   -----------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................   $    51,419   $    33,921   $    349,991   $    380,817
   Realized gains (losses) ........................................       149,585      (204,465)    (1,397,425)    (2,241,603)
   Change in unrealized appreciation (depreciation) during the
      year ........................................................       885,494      (489,473)     8,589,623     (5,879,168)
                                                                      -----------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...     1,086,498      (660,017)     7,542,189     (7,739,954)
Policy transactions:
   Net premiums from policyholders and transfers to policy
      loans .......................................................     4,500,988     4,589,142     23,609,822     28,755,601
   Transfers to policyholders for benefits, terminations and
      policy loans ................................................    (3,634,461)   (2,973,259)   (29,754,228)   (32,019,285)
                                                                      -----------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from policy
   transactions ...................................................       866,527     1,615,883     (6,144,406)    (3,263,684)
                                                                      -----------   -----------   ------------   ------------
Total increase (decrease) in net assets ...........................     1,953,025       955,866      1,397,783    (11,003,638)
Net assets at the beginning of the year ...........................     3,401,244     2,445,378     30,881,929     41,885,567
                                                                      -----------   -----------   ------------   ------------
Net assets at the end of the year .................................   $ 5,354,269   $ 3,401,244   $ 32,279,712   $ 30,881,929
                                                                      ===========   ===========   ============   ============

                                                                               Money Market               Small/Mid Cap Growth
                                                                                Subaccount                     Subaccount
                                                                      -----------------------------   ---------------------------
                                                                           2003            2002           2003           2002
                                                                      -------------   -------------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ...................................   $   2,317,568   $   3,015,486   $    (56,087)  $    (45,236)
   Realized gains (losses) ........................................              --              --      2,711,411       (652,613)
   Change in unrealized appreciation (depreciation)
      during the year .............................................              --              --     10,132,667     (5,141,752)
                                                                      -------------   -------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...       2,317,568       3,015,486     12,787,991     (5,839,601)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     470,866,873     622,926,042     53,573,957     26,500,998
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (545,082,074)   (524,941,640)   (45,599,890)   (25,896,023)
                                                                      -------------   -------------   ------------   ------------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................     (74,215,201)     97,984,402      7,974,067        604,975
                                                                      -------------   -------------   ------------   ------------
Total increase (decrease) in net assets ...........................     (71,897,633)    100,999,888     20,762,058     (5,234,626)
Net assets at the beginning of the year ...........................     295,899,299     194,899,411     22,211,720     27,446,346
                                                                      -------------   -------------   ------------   ------------
Net assets at the end of the year .................................   $ 224,001,666   $ 295,899,299   $ 42,973,778   $ 22,211,720
                                                                      =============   =============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                               Bond Index               Large Cap Growth B
                                                                               Subaccount                   Subaccount
                                                                      ---------------------------   -------------------------
                                                                          2003           2002           2003          2002
                                                                      ------------   ------------   -----------   -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)  ..................................   $  2,693,866   $  2,507,741   $    (2,288)  $    (3,601)
   Realized gains (losses) ........................................        973,334      1,151,547       118,426      (480,738)
   Change in unrealized appreciation (depreciation)
      during the year .............................................     (1,818,040)     1,139,417       515,948      (557,545)
                                                                      ------------   ------------   -----------   -----------
Net increase (decrease) in net assets resulting from operations ...      1,849,160      4,798,705       632,086    (1,041,884)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     99,287,622     80,399,233     3,265,651     4,377,608
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (94,834,398)   (63,484,146)   (2,866,954)   (3,888,337)
                                                                      ------------   ------------   -----------   -----------
Net increase in net assets resulting from policy transactions .....      4,453,224     16,915,087       398,697       489,271
                                                                      ------------   ------------   -----------   -----------
Total increase (decrease) in net assets ...........................      6,302,384     21,713,792     1,030,783      (552,613)
Net assets at the beginning of the year ...........................     49,916,875     28,203,083     1,995,528     2,548,141
                                                                      ------------   ------------   -----------   -----------
Net assets at the end of the year .................................   $ 56,219,259   $ 49,916,875   $ 3,026,311   $ 1,995,528
                                                                      ============   ============   ===========   ===========

                                                                           Small/Mid Cap CORE             Small Cap Value
                                                                               Subaccount                    Subaccount
                                                                      ---------------------------   ---------------------------
                                                                          2003           2002           2003           2002
                                                                      ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................   $    101,384   $     63,156   $    215,053   $    122,331
   Realized gains (losses) ........................................      3,430,886       (308,323)     2,289,799        635,407
   Change in unrealized appreciation (depreciation)
      during the year .............................................      8,521,567     (3,202,266)     9,889,844     (2,727,447)
                                                                      ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...     12,053,837     (3,447,433)    12,394,696     (1,969,709)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     51,293,724     36,033,748     64,341,888     40,409,930
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (41,969,316)   (30,066,959)   (51,449,032)   (25,090,783)
                                                                      ------------   ------------   ------------   ------------
Net increase in net assets resulting from
   policy transactions ............................................      9,324,408      5,966,789     12,892,856     15,319,147
                                                                      ------------   ------------   ------------   ------------
Total increase in net assets ......................................     21,378,245      2,519,356     25,287,552     13,349,438
Net assets at the beginning of the year ...........................     19,376,202     16,856,846     25,592,153     12,242,715
                                                                      ------------   ------------   ------------   ------------
Net assets at the end of the year .................................   $ 40,754,447   $ 19,376,202   $ 50,879,705   $ 25,592,153
                                                                      ============   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                           Real Estate Equity             Growth & Income
                                                                               Subaccount                    Subaccount
                                                                      ---------------------------   ---------------------------
                                                                          2003           2002           2003           2002
                                                                      ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................   $  1,179,938   $  1,384,016   $    802,925   $    470,951
   Realized gains (losses) ........................................        830,518       (148,573)   (15,783,694    (20,620,173)
   Change in unrealized appreciation (depreciation)
      during the year .............................................      5,994,959     (1,559,197)    42,194,328    (12,527,093)
                                                                      ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...      8,005,415       (323,754)    27,213,559    (32,676,315)
Policy transactions:
   Net premiums from policyholders and transfers to policy
      loans .......................................................     31,833,178     37,290,451     45,145,404     32,448,597
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (35,289,899)   (37,766,610)   (46,006,635)   (29,961,195)
                                                                      ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from policy
   transactions ...................................................     (3,456,721)      (476,159)      (861,231)     2,487,402
                                                                      ------------   ------------   ------------   ------------
Total increase (decrease) in net assets ...........................      4,548,694       (799,913)    26,352,328    (30,188,913)
Net assets at the beginning of the year ...........................     24,763,040     25,562,953    111,605,295    141,794,208
                                                                      ------------   ------------   ------------   ------------
Net assets at the end of the year .................................   $ 29,311,734   $ 24,763,040   $137,957,623   $111,605,295
                                                                      ============   ============   ============   ============

                                                                                                      Total Return Bond
                                                                                Managed                  Subaccount
                                                                               Subaccount                Period from
                                                                      ---------------------------      May 1, 2003(*)
                                                                          2003           2002       to December 31, 2003
                                                                      ------------   ------------   --------------------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................   $  3,437,041   $  1,632,444        $   30,612
   Realized gains (losses) ........................................     (4,831,701)    (5,214,161)           25,090
   Change in unrealized appreciation (depreciation) during the
      year ........................................................     23,017,640    (14,642,077)           22,417
                                                                      ------------   ------------        ----------
Net increase (decrease) in net assets resulting from operations ...     21,622,980    (18,223,794)           78,119
Policy transactions:
   Net premiums from policyholders and transfers to policy
      loans .......................................................     17,009,077     26,991,042         7,477,407
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (29,438,305)   (20,990,178)         (833,329)
                                                                      ------------   ------------        ----------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................    (12,429,228)     6,000,864         6,644,078
                                                                      ------------   ------------        ----------
Total increase (decrease) in net assets ...........................      9,193,752    (12,222,930)        6,722,197
Net assets at the beginning of the year ...........................    117,787,335    130,010,265                --
                                                                      ------------   ------------        ----------
Net assets at the end of the year .................................   $126,981,087   $117,787,335        $6,722,197
                                                                      ============   ============        ==========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                            Short-Term Bond          Small Cap Emerging Growth
                                                                               Subaccount                    Subaccount
                                                                      ---------------------------   ---------------------------
                                                                          2003           2002           2003           2002
                                                                      ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)  ..................................   $  1,780,958   $  1,315,066   $    (25,906)  $    (11,292)
   Realized gains (losses) ........................................        232,006        124,668      3,648,999     (3,197,140)
   Change in unrealized appreciation (depreciation)
      during the year .............................................       (744,427)       336,180      8,251,266     (2,650,422)
                                                                      ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...      1,268,537      1,775,914     11,874,359     (5,858,854)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     54,405,518     47,343,670     34,150,763     32,771,648
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (45,262,489)   (19,861,486)   (26,448,637)   (35,471,871)
                                                                      ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................      9,143,029     27,482,184      7,702,126     (2,700,223)
                                                                      ------------   ------------   ------------   ------------
Total increase (decrease) in net assets ...........................     10,411,566     29,258,098     19,576,485     (8,559,077)
Net assets at the beginning of the year ...........................     46,860,085     17,601,987     16,938,336     25,497,413
                                                                      ------------   ------------   ------------   ------------
Net assets at the end of the year .................................   $ 57,271,651   $ 46,860,085   $ 36,514,821   $ 16,938,336
                                                                      ============   ============   ============   ============

                                                                      International Opportunities           Equity Index
                                                                               Subaccount                    Subaccount
                                                                      ---------------------------   ---------------------------
                                                                          2003           2002           2003           2002
                                                                      ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................   $    422,460   $    160,245   $  5,830,462   $  2,368,859
   Realized gains (losses) ........................................       (852,203)    (4,374,098)   (15,109,948)   (26,127,393)
   Change in unrealized appreciation (depreciation)
      during the year .............................................     10,673,193     (3,202,672)    72,853,821    (26,397,068)
                                                                      ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...     10,243,450     (7,416,525)    63,574,335    (50,155,602)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     45,958,954     69,682,177    131,492,733    140,749,405
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (41,761,717)   (70,825,832)   (94,941,983)   (81,159,243)
                                                                      ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................      4,197,237     (1,143,655)    36,550,750     59,590,162
                                                                      ------------   ------------   ------------   ------------
Total increase (decrease) in net assets ...........................     14,440,687     (8,560,180)   100,125,085      9,434,560
Net assets at the beginning of the year ...........................     27,666,351     36,226,531    196,772,070    187,337,510
                                                                      ------------   ------------   ------------   ------------
Net assets at the end of the year .................................   $ 42,107,038   $ 27,666,351   $296,897,155   $196,772,070
                                                                      ============   ============   ============   ============

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                             High Yield Bond                 Global Bond
                                                                               Subaccount                     Subaccount
                                                                      ----------------------------   ---------------------------
                                                                           2003           2002           2003           2002
                                                                      -------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................   $   1,400,354   $  1,559,443   $  1,152,275   $    554,381
   Realized gains (losses) ........................................          89,540     (1,388,367)     1,141,284        608,464
   Change in unrealized appreciation (depreciation)
      during the year .............................................       1,664,579       (775,067)       755,398      1,309,345
                                                                      -------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ...       3,154,473       (603,991)     3,048,957      2,472,190
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     108,946,619     61,038,950     33,309,394     21,345,134
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (105,994,858)   (53,858,143)   (28,530,267)   (20,374,987)
                                                                      -------------   ------------   ------------   ------------
Net increase in net assets resulting from
   policy transactions ............................................       2,951,761      7,180,807      4,779,127        970,147
                                                                      -------------   ------------   ------------   ------------
Total increase in net assets ......................................       6,106,234      6,576,816      7,828,084      3,442,337
Net assets at the beginning of the year ...........................      17,517,358     10,940,542     16,140,039     12,697,702
                                                                      -------------   ------------   ------------   ------------
Net assets at the end of the year .................................   $  23,623,592   $ 17,517,358   $ 23,968,123   $ 16,140,039
                                                                      =============   ============   ============   ============

                                                                      Brandes International Equity       Turner Core Growth
                                                                               Subaccount                     Subaccount
                                                                      ----------------------------   --------------------------
                                                                          2003           2002            2003           2002
                                                                      ------------   -------------   ------------   -----------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................   $    658,222   $    631,529    $     48,729   $    37,717
   Realized (losses)  .............................................     (4,001,190)    (3,005,405)     (4,187,975)   (3,926,299)
   Change in unrealized appreciation (depreciation)
      during the year .............................................     25,475,792     (5,765,305)     10,420,662    (2,303,152)
                                                                      ------------   -------------   ------------   -----------
Net increase (decrease) in net assets resulting from operations ...     22,132,824     (8,139,181)      6,281,416    (6,191,734)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     62,761,778     36,972,167      20,060,733    10,365,878
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (56,890,071)   (29,301,027)    (14,067,510)   (7,264,247)
                                                                      ------------   -------------   ------------   -----------
Net increase in net assets resulting from
   policy transactions ............................................      5,871,707      7,671,140       5,993,223     3,101,631
                                                                      ------------   -------------   ------------   -----------
Total increase (decrease) in net assets ...........................     28,004,531       (468,041)     12,274,639    (3,090,103)
Net assets at the beginning of the year ...........................     47,583,460     48,051,501      18,790,378    21,880,481
                                                                      ------------   -------------   ------------   -----------
Net assets at the end of the year .................................   $ 75,587,991   $ 47,583,460    $ 31,065,017   $18,790,378
                                                                      ============   =============   ============   ===========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                            Frontier Capital                   Business
                                                                              Appreciation               Opportunities Value
                                                                               Subaccount                     Subaccount
                                                                      ---------------------------   ------------------------------
                                                                                                                    Period from
                                                                                                                   May 3, 2002(*)
                                                                          2003           2002           2003      to Dec. 31, 2002
                                                                      ------------   ------------   -----------   ----------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)  ..................................   $    (19,370)  $    (18,241)  $    16,127       $  4,548
   Realized (losses)  .............................................     (2,664,720)    (4,373,502)      (18,989)        (2,492)
   Change in unrealized appreciation (depreciation)
      during the year .............................................     18,593,925     (4,993,417)      504,092        (89,852)
                                                                      ------------   ------------   -----------       --------
Net increase (decrease) in net assets resulting from operations ...     15,909,835     (9,385,160)      501,230        (87,796)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     37,438,160     22,057,385     3,628,408        880,705
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (26,071,820)   (15,648,234)   (2,078,354)       (45,457)
                                                                      ------------   ------------   -----------       --------
Net increase in net assets resulting from
   policy transactions ............................................     11,366,340      6,409,151     1,550,054        835,248
                                                                      ------------   ------------   -----------       --------
Total increase (decrease) in net assets ...........................     27,276,175     (2,976,009)    2,051,284        747,452
Net assets at the beginning of the year ...........................     29,688,260     32,664,269       747,452             --
                                                                      ------------   ------------   -----------       --------
Net assets at the end of the year .................................   $ 56,964,435   $ 29,688,260   $ 2,798,736       $747,452
                                                                      ============   ============   ===========       ========

                                                                               AIM V.I.                 AIM V.I. Capital
                                                                            Premier Equity             Development Series
                                                                              Subaccount                   Subaccount
                                                                      -------------------------   ----------------------------
                                                                                                                 Period from
                                                                                                              July 18, 2002(*)
                                                                          2003          2002         2003     to Dec. 31, 2002
                                                                      -----------   -----------   ---------   ----------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)  ..................................   $     3,272   $     4,811   $    (147)       $    (2)
   Realized gains (losses) ........................................      (220,006)     (163,108)       (740)             2
   Change in unrealized appreciation (depreciation)
      during the year .............................................       763,075      (743,761)     57,475          2,134
                                                                      -----------   -----------   ---------        -------
Net increase (decrease) in net assets resulting from operations ...       546,341      (902,058)     56,588          2,134
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     2,631,649     3,024,700     414,179         85,712
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (2,606,886)   (2,684,355)   (200,420)          (168)
                                                                      -----------   -----------   ---------        -------
Net increase in net assets resulting from
   policy transactions ............................................        24,763       340,345     213,759         85,544
                                                                      -----------   -----------   ---------        -------
Total increase (decrease) in net assets ...........................       571,104      (561,713)    270,347         87,678
Net assets at the beginning of the year ...........................     2,017,240     2,578,953      87,678             --
                                                                      -----------   -----------   ---------        -------
Net assets at the end of the year .................................   $ 2,588,344   $ 2,017,240   $ 358,025        $87,678
                                                                      ===========   ===========   =========        =======

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                      Fidelity VIP II Contrafund      Fidelity VIP Growth
                                                                             Subaccount                   Subaccount
                                                                      --------------------------   -------------------------
                                                                          2003           2002          2003          2002
                                                                      ------------   -----------   -----------   -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ...................................   $     34,755   $    33,360   $     6,268   $      (488)
   Realized (losses) ..............................................        (11,434)     (216,612)     (409,481)     (577,070)
   Change in unrealized appreciation (depreciation)
      during the year .............................................      4,479,688      (666,116)    3,033,463    (1,412,909)
                                                                      ------------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting from operations ...      4,503,009      (849,368)    2,630,250    (1,990,467)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     20,754,776    11,666,620     7,647,310     6,021,543
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (12,409,687)   (2,775,791)   (5,002,385)   (2,078,066)
                                                                      ------------   -----------   -----------   -----------
Net increase in net assets resulting from
   policy transactions ............................................      8,345,089     8,890,829     2,644,925     3,943,477
                                                                      ------------   -----------   -----------   -----------
Total increase in net assets ......................................     12,848,098     8,041,461     5,275,175     1,953,010
Net assets at the beginning of the year ...........................     13,283,126     5,241,665     6,141,922     4,188,912
                                                                      ------------   -----------   -----------   -----------
Net assets at the end of the year .................................   $ 26,131,224   $13,283,126   $11,417,097   $ 6,141,922
                                                                      ============   ===========   ===========   ===========

                                                                              Fidelity VIP II                  Janus Aspen
                                                                               Overseas (SC)                Global Technology
                                                                                 Subaccount                     Subaccount
                                                                      -------------------------------   -------------------------
                                                                                       Period from
                                                                                     July 10, 2002(*)
                                                                          2003       to Dec. 31, 2002       2003          2002
                                                                      ------------   ----------------   -----------   -----------
Increase (decrease) in net assets from operations:
   Net investment (loss) ..........................................   $       (600)      $     (5)      $    (2,318)  $    (2,146)
   Realized gains (losses) ........................................         98,617           (403)         (157,406)     (902,648)
   Change in unrealized appreciation (depreciation)
      during the year .............................................        151,169         (2,366)          583,913      (314,041)
                                                                      ------------       --------       -----------   -----------
Net increase (decrease) in net assets resulting from operations ...        249,186         (2,774)          424,189    (1,218,835)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     23,669,738         78,633         3,195,824     2,214,702
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (22,929,794)       (11,017)       (2,956,100)   (2,927,474)
                                                                      ------------       --------       -----------   -----------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................        739,944         67,616           239,724      (712,772)
                                                                      ------------       --------       -----------   -----------
Total increase (decrease) in net assets ...........................        989,130         64,842           663,913    (1,931,607)
Net assets at the beginning of the year ...........................         64,842             --           853,509     2,785,116
                                                                      ------------       --------       -----------   -----------
Net assets at the end of the year .................................   $  1,053,972       $ 64,842       $ 1,517,422   $   853,509
                                                                      ============       ========       ===========   ===========

(*) Commencement of Operations.

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                              Janus Aspen               MFS Investors
                                                                           Worldwide Growth                Growth
                                                                              Subaccount                 Subaccount
                                                                      --------------------------   ----------------------
                                                                          2003           2002          2003        2002
                                                                      ------------   -----------   -----------   --------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ...................................   $    19,323    $   12,238    $   (1,536)   $   (423)
   Realized (losses) ..............................................      (248,485)     (290,276)       (2,347)    (14,397)
   Change in unrealized appreciation (depreciation)
      during the year .............................................       856,960      (534,281)      206,518     (64,477)
                                                                      -----------    ----------    ----------    --------
Net increase (decrease) in net assets resulting from operations ...       627,798      (812,319)      202,635     (79,297)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     2,041,150     2,122,783     1,998,924     493,771
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (2,047,720)     (859,180)     (374,615)    (49,036)
                                                                      -----------    ----------    ----------    --------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................        (6,570)    1,263,603     1,624,309     444,735
                                                                      -----------    ----------    ----------    --------
Total increase in net assets ......................................       621,228       451,284     1,826,944     365,438
Net assets at the beginning of the year ...........................     2,605,132     2,153,848       518,651     153,213
                                                                      -----------    ----------    ----------    --------
Net assets at the end of the year .................................   $ 3,226,360    $2,605,132    $2,345,595    $518,651
                                                                      ===========    ==========    ==========    ========

                                                                       MFS New Discovery Series    MFS Research Series IC
                                                                              Subaccount                Subaccount
                                                                      --------------------------   ----------------------
                                                                          2003           2002          2003       2002
                                                                      ------------   -----------     --------   --------
Increase (decrease) in net assets from operations:
   Net investment income (loss) ...................................   $    (7,939)   $    (7,393)    $  1,300   $    275
   Realized (losses) ..............................................      (445,340)      (679,836)      (3,377)    (2,909)
   Change in unrealized appreciation (depreciation)
      during the year .............................................     3,314,067     (1,914,660)      49,117    (41,286)
                                                                      -----------    -----------     --------   --------
Net increase (decrease) in net assets resulting from operations ...     2,860,788     (2,601,889)      47,040    (43,920)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     8,878,337      4,118,421      549,448    201,920
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (5,320,643)    (5,001,516)     596,149)   (13,762)
                                                                      -----------    -----------     --------   --------
Net increase (decrease) in net assets resulting from
   policy transactions ............................................     3,557,694       (883,095)     (46,701)   188,158
                                                                      -----------    -----------     --------   --------
Total increase (decrease) in net assets ...........................     6,418,482     (3,484,984)         339    144,238
Net assets at the beginning of the year ...........................     5,311,332      8,796,316      225,905     81,667
                                                                      -----------    -----------     --------   --------
Net assets at the end of the year .................................   $11,729,814    $ 5,311,332     $226,244   $225,905
                                                                      ===========    ===========     ========   ========

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                        For the years ended December 31,

                                                                              CSI Equity
                                                                              Subaccount
        `                                                             ----------------------------
                                                                                    Period from
                                                                                 Sept. 16, 2002(*)
                                                                        2003     to Dec. 31, 2002
                                                                      --------   -----------------
Increase (decrease) in net assets from operations:
   Net investment income ..........................................   $    123        $    --
   Realized gains .................................................      1,884             13
   Change in unrealized appreciation (depreciation)
      during the year .............................................      9,252           (193)
                                                                      --------        -------
Net increase (decrease) in net assets resulting from operations ...     11,259           (180)
Policy transactions:
   Net premiums from policyholders and transfers
      to policy loans .............................................     60,837         31,930
   Transfers to policyholders for benefits, terminations
      and policy loans ............................................    (18,707)        (4,381)
                                                                      --------        -------
Net increase in net assets resulting from
   policy transactions ............................................     42,130         27,549
                                                                      --------        -------
Total increase in net assets ......................................     53,389         27,369
Net assets at the beginning of the year ...........................     27,369             --
                                                                      --------        -------
Net assets at the end of the year .................................   $  80,75        $27,369
                                                                      ========        =======

(*) Commencement of Operations.

See accompanying notes.

s

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2003

1. Organization

John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. Currently, the Account funds Majestic Variable Master Plan Plus, Majestic Variable Universal Life, Majestic Variable Universal Life 98, Majestic Variable Estate Protection, Majestic Variable Estate Protection 98, Medallion Executive Variable Life, Medallion Executive Variable Life Edge, Variable Master Plan Plus, Variable Estate Protection, Variable Estate Protection Plus and Variable Estate Protection Edge. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of forty-five sub-accounts. The assets of each sub-account are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of other outside investment trusts (Outside Trusts). New sub-accounts may be added as new Portfolios are added to the Trust or to the Outside Trusts, or as other investment options are developed and made available to policyholders. The forty-five Portfolios of the Trust and the Outside Trusts which are currently available are the Large Cap Growth, Fundamental Growth, Active Bond, Emerging Markets Equity, Financial Industries, International Equity Index, Small Cap Growth, Health Sciences, Overseas Equity (formerly Global Balanced), Earnings Growth (formerly Multi Cap Growth), Mid Cap Value, Large Cap Value, Large Cap Value CORE, Fundamental Value, Money Market, Small/Mid Cap Growth, Bond Index, Large Cap Growth B (formerly Large Cap Aggressive Growth), Small/Mid Cap CORE, Small Cap Value, Real Estate Equity, Growth & Income, Managed, Total Return Bond, Short-Term Bond, Small Cap Emerging Growth (formerly Small Cap Equity), International Opportunities, Equity Index, High Yield Bond, Global Bond, Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Business Opportunities Value, AIM V.I. Premier Equity, AIM V.I. Capital Development Series, Fidelity VIP II Contrafund, Fidelity VIP Growth, Fidelity VIP II Overseas Equity SC, Janus Aspen Worldwide Growth, Janus Aspen Global Technology, MFS Investors Growth Stock Series, MFS New Discovery Series, MFS Research Series IC, and CSI Equity Sub-accounts. Each Portfolio has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

2. Significant Accounting Policies (continued)

Valuation of Investments

Investment in shares of the Trust and of the Outside Trusts are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Portfolios shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .05% to .625%, depending on the type of policy, of net assets (excluding policy loans and policies for which no Mortality and expense risk is charged) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Amounts Receivable/Payable

Receivables/Payables to/from Portfolios/JHVLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Variable Life Insurance Company for the benefit of policyholders.

3. Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO or the Trust.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

4. Details of Investments

The details of the shares owned, cost and value of investments in the Subaccounts of the Trust and of the Outside Trusts at December 31, 2003 were as follows:

Subaccount                            Shares Owned       Cost           Value
----------                            ------------   ------------   ------------
Large Cap Growth ..................      7,562,849   $123,386,538   $105,557,133
Fundamental Growth ................        203,406      1,447,205      1,450,792
Active Bond .......................      7,593,986     73,377,460     73,207,501
Emerging Markets Equity ...........      2,056,419     14,484,922     18,311,155
Financial Industries ..............         42,219        529,880        606,579
International Equity Index ........      3,228,624     35,857,641     44,617,711
Small Cap Growth ..................      2,982,856     28,146,946     31,030,468
Health Sciences ...................        227,966      2,074,579      2,296,599
Overseas Equity ...................        796,585      7,333,197      8,302,993
Earnings Growth ...................      4,391,624     35,982,460     35,868,404
Mid Cap Value .....................        592,656      7,280,487      7,826,697
Large Cap Value ...................      8,864,272    115,045,771    128,199,074
Large Cap Value CORE ..............        548,743      4,955,914      5,354,269
Fundamental Value .................      2,929,075     29,178,624     32,279,712
Money Market ......................    224,001,665    224,001,666    224,001,666
Small/Mid Cap Growth ..............      2,851,671     36,503,395     42,973,778
Bond Index ........................      5,548,108     56,865,502     56,219,259
Large Cap Growth B ................        475,957      2,973,878      3,026,311
Small/Mid Cap CORE ................      3,712,781     35,038,705     40,754,447
Small Cap Value ...................      3,073,285     42,767,253     50,879,705
Real Estate Equity ................      1,807,344     25,293,558     29,311,734
Growth & Income ...................     12,215,767    176,476,003    137,957,623
Managed ...........................      9,923,135    137,335,184    126,981,087
Total Return Bond .................        669,872      6,699,780      6,722,197
Short-Term Bond ...................      5,650,953     57,698,492     57,271,651
Small Cap Emerging Growth .........      4,506,157     33,166,484     36,514,821
International Opportunities .......      4,274,291     37,549,357     42,107,038
Equity Index ......................     20,931,570    285,999,687    296,897,155
High Yield Bond ...................      3,680,652     23,035,477     23,623,592
Global Bond .......................      2,002,724     22,478,000     23,968,123
Brandes International Equity ......      5,191,483     62,496,043     75,587,991
Turner Core Growth ................      2,355,195     29,022,508     31,065,017
Frontier Capital Appreciation......      2,888,663     45,850,179     56,964,435
Business Opportunities Value ......        277,377      2,384,496      2,798,736
AIM V.I. Premier Equity ...........        127,946      2,479,315      2,588,344

                       JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

4. Details of Investments (continued)

Subaccount                               Shares Owned      Cost          Value
----------                               ------------   -----------   -----------
AIM V.I. Capital Development Series...        28,325    $   298,416   $   358,025
Fidelity VIP Growth ..................       369,246      9,961,387    11,417,097
Fidelity VIP II Contrafund ...........     1,133,184     22,293,233    26,131,224
Fidelity VIP II Overseas (SC) ........        67,867        905,169     1,053,972
Janus Aspen Global Technology ........       429,865      1,342,080     1,517,422
Janus Aspen Worldwide Growth .........       125,539      3,038,100     3,226,360
MFS New Discovery Series .............       840,245     10,213,289    11,729,814
MFS Investors Growth .................       269,299      2,204,145     2,345,595
MFS Research Series IC ...............        16,947        215,430       226,244
CSI Equity ...........................         6,534         71,699        80,758

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and of the Outside Trusts during 2003 were as follows:

Subaccount                                             Purchases       Sales
----------                                           ------------   ------------
Large Cap Growth .................................   $ 26,303,950   $ 22,155,980
Fundamental Growth ...............................      1,284,669      1,771,361
Active Bond ......................................     41,348,640     39,260,684
Emerging Markets Equity ..........................     27,267,965     22,528,427
Financial Industries .............................      1,030,754        485,210
International Equity Index........................     45,309,483     40,621,632
Small Cap Growth .................................     26,561,618     27,099,749
Health Sciences ..................................      2,711,046      1,776,767
Overseas Equity ..................................      9,158,117      6,816,191
Earnings Growth ..................................     14,806,738     16,381,422
Mid Cap Value ....................................      9,489,088      2,239,924
Large Cap Value ..................................     67,043,041     44,230,751
Large Cap Value CORE .............................      4,126,510      3,035,021
Fundamental Value ................................     15,815,562     21,578,207
Money Market .....................................    332,859,831    404,757,465
Small/Mid Cap Growth .............................     38,497,650     27,802,375
Bond Index .......................................     55,456,953     48,062,346
Large Cap Growth B ...............................      2,584,759      1,795,789
Small/Mid Cap CORE ...............................     33,889,967     21,113,134
Small Cap Value ..................................     33,574,818     18,562,599
Real Estate Equity ...............................     20,022,931     21,479,761
Growth & Income ..................................     31,679,671     31,076,413

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

4. Details of Investments (continued)

Subaccount                                              Purchases       Sales
----------                                             -----------   -----------
Managed ............................................   $18,487,570   $26,947,873
Total Return Bond ..................................     7,298,273       595,712
Short-Term Bond ....................................    36,782,754    25,858,768
Small Cap Emerging Growth ..........................    31,527,170    18,956,824
International Opportunities ........................    39,601,071    34,981,374
Equity Index .......................................    87,892,331    44,099,678
High Yield Bond ....................................    45,590,270    41,177,556
Global Bond ........................................    23,416,481    17,062,348
Brandes International Equity .......................    21,376,671    14,846,743
Turner Core Growth .................................    12,983,400     6,941,448
Frontier Capital Appreciation ......................    22,480,220    11,133,250
Business Opportunities Value .......................     1,881,683       315,503
AIM V.I. Premier Equity ............................     1,943,704     1,915,668
AIM V.I. Capital Development Series ................       384,944       171,331
Fidelity VIP II Contrafund .........................    15,241,761     6,861,916
Fidelity VIP Growth ................................     5,918,298     3,267,104
Fidelity VIP II Overseas (SC) ......................    19,878,341    19,138,997
Janus Aspen Worldwide Growth .......................     1,805,191     1,792,437
Janus Aspen Global Technology ......................     2,792,596     2,555,190
MFS Investors Growth ...............................     1,837,157       214,383
MFS New Discovery Series ...........................     7,870,075     4,320,321
MFS Research Series IC .............................       540,487       585,888
CSI Equity .........................................        59,405        16,796

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

5. Unit Values

A summary of unit values and Units outstanding for the Variable Life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                        For the years and periods ended
                                              At December 31,                                   December 31,
                                   -------------------------------------   -----------------------------------------------------
                                                   Unit                         Expenses       Investment           Total
                                    Units       Fair Value       Assets          Ratio*          Income           Return***
        Subaccount                 (000s)   Highest to Lowest    (000s)    Highest to Lowest     Ratio**      Highest to Lowest
-------------------------          ------   -----------------   --------   -----------------   ----------   --------------------
Large Cap Growth ........   2003    5,150    $50.04 to $20.47   $105,557      0.625% to 0%       0.52%        25.62% to 24.83%
                            2002    4,989     41.17 to 11.11      80,403       0.625 to 0        0.33        (25.40) to (25.85)
                            2001    5,041     55.19 to 14.90     111,705     0.625 to 0.05       0.25        (17.54) to (18.24)

Fundamental Growth ......   2003      200      9.33 to 6.29        1,451       0.625 to 0            /a/       31.76 to 30.94
                                                                                                   --
                            2002      321      7.32 to 4.36        1,584       0.625 to 0            /a/     (27.94) to (28.43)
                                                                                                   --
                            2001      124     10.16 to 6.14          918     0.625 to 0.05           /a/      1.60 to (32.67)
                                                                                                   --

Active Bond .............   2003    3,600     38.32 to 18.24      73,208       0.625 to 0        4.40           6.48 to 5.81
                            2002    3,869     35.78 to 14.75      71,584       0.625 to 0        5.12           6.62 to 5.97
                            2001    3,557     33.56 to 13.84      66,269     0.625 to 0.05       7.43        235.60 to 6.80/c/

Emerging Markets
   Equity ...............   2003    1,705     10.91 to 10.53      18,311       0.625 to 0        1.80          56.90 to 55.95
                            2002    1,232      7.07 to 6.87       8,443        0.625 to 0        0.29         (5.23) to (5.76)
                            2001      818      7.46 to 7.29       6,019      0.625 to 0.05       0.34       (4.20) to (25.40)/c/

Financial Industries.....   2003       54     15.87 to 9.11          607       0.625 to 0        0.91          26.03 to 25.25
                            2002       30     13.00 to 7.51          261       0.625 to 0        1.57        (16.83) to (17.38)
                            2001       14     15.63 to 9.09          143     0.625 to 0.05       1.60/c/     56.30 to (9.10)/c/

International Equity
   Index ................   2003    3,105     23.06 to 13.55      44,618       0.625 to 0        2.62          41.99 to 41.11
                            2002    2,510     16.51 to 8.51       26,807       0.625 to 0        1.91        (13.75)to (14.31)
                            2001    2,265     19.15 to 9.87       28,862     0.625 to 0.05       2.11       91.50 to (20.79)/c/

Small Cap Growth ........   2003    2,291     13.64 to 13.00      31,030       0.625 to 0            /a/       27.88 to 27.09
                                                                                                   --
                            2002    2,332     12.04 to 10.48      24,739        0.6 to 0             /a/     (28.39) to (28.83)
                                                                                                   --
                            2001    2,437     16.83 to 14.70      36,952     0.625 to 0.05           /a/    52.30 to (13.09)/c/
                                                                                                   --

Health Sciences .........   2003      223     10.35 to 10.17       2,297       0.625 to 0        0.29          31.74 to 30.92
                            2002      128      8.01 to 7.93        1,003        0.6 to 0         0.14        (18.35) to (18.92)
                            2001      157      9.81 to 9.77        1,541     0.625 to 0.05           /a/     (1.90) to (2.30)/c/
                                                                                                   --

Overseas Equity .........   2003      563     15.14 to 14.43       8,303       0.625 to 0        4.88          39.85 to 38.98
                            2002      430     10.94 to 10.29       4,504       0.625 to 0        1.23         (5.32) to (5.92)
                            2001      371     11.56 to 10.88       4,171     0.625 to 0.05       1.61         (6.40) to (7.01)

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

5. Unit Values (continued)

                                                                                        For the years and periods ended
                                              At December 31,                                   December 31,
                                   -------------------------------------   ------------------------------------------------------
                                                   Unit                         Expenses       Investment           Total
                                    Units       Fair Value       Assets          Ratio*          Income           Return***
        Subaccount                 (000s)   Highest to Lowest    (000s)    Highest to Lowest     Ratio**      Highest to Lowest
-------------------------          ------   -----------------   --------   -----------------   ----------   ---------------------
Earnings Growth .........   2003    2,917    $12.42 to $11.84   $ 35,868      0.625% to 0%       0.06%         24.81% to 24.03%
                            2002    3,094     11.21 to 9.87       30,566       0.625 to 0            /a/      (30.05) to (30.51)
                                                                                                   --
                            2001    3,002     16.04 to 14.20      43,999     0.625 to 0.05           /a/     47.10 to (37.33)/c/
                                                                                                   --

Mid Cap Value ...........   2003      572     13.68 to 13.62       7,827       0.625 to 0        0.28c        25.58 to 12.77/c/

Large Cap Value .........   2003    6,516     20.58 to 19.62     128,199       0.625 to 0        1.94           25.50 to 24.73
                            2002    5,310     16.88 to 14.18      83,401       0.625 to 0        1.67         (10.69) to (11.24)
                            2001    4,594     18.90 to 15.58      82,486     0.625 to 0.05       1.83          89.00 to 0.61/c/

Large Cap Value
   CORE .................   2003      517     10.93 to 9.98        5,354       0.625 to 0        1.38          28.85 to 28.06
                            2002      423      8.73 to 8.03        3,401        0.6 to 0         1.23         (15.80) to (16.27)
                            2001      251     10.37 to 9.59        2,445     0.625 to 0.05       0.52/c/      3.70 to (4.10)/c/

Fundamental Value .......   2003    3,170     11.74 to 9.86       32,280       0.625 to 0        1.42           28.71 to 27.91
                            2002    3,885      9.41 to 7.95       30,882       0.625 to 0        1.25         (14.84) to (15.43)
                            2001    4,362     11.05 to 9.40       41,886     0.625 to 0.05       0.15/c/      10.50 to (6.00)/c/

Money Market ............   2003   16,166     14.80 to 14.44     224,002       0.625 to 0        0.95            0.95 to 0.33
                            2002   21,563     14.66 to 12.74     295,899       0.625 to 0        1.41            1.52 to 0.84
                            2001   14,320     19.75 to 12.56     194,899     0.625 to 0.05       4.52          44.40 to 3.26/c/

Small/Mid Cap
   Growth ...............   2003    2,167     26.65 to 25.09      42,974       0.625 to 0            /a/        46.87 to 45.96
                                                                                                   --
                            2002    1,448     18.66 to 11.45      22,212       0.625 to 0            /a/      (18.87) to (19.38)
                                                                                                   --
                            2001    1,541     23.00 to 14.13      27,446     0.625 to 0.05           /a/         2.78 to 2.14
                                                                                                   --

Bond Index ..............   2003    3,960     14.33 to 13.84      56,219       0.625 to 0        4.70            3.60 to 2.96
                            2002    3,637     13.73 to 13.34      49,917       0.625 to 0        5.50            9.14 to 8.46
                            2001    2,263     12.58 to 12.30      28,203     0.625 to 0.05       6.79          25.80 to 7.05/c/

Large Cap
   Growth B .............   2003      450      7.53 to 6.16        3,026       0.625 to 0            /a/       31.72 to 30.91
                                                                                                   --
                            2002      403      5.93 to 4.72        1,996       0.625 to 0            /a/      (28.76) to (29.24)
                                                                                                   --
                            2001      369      8.33 to 6.67        2,548     0.625 to 0.05           /a/    (14.65) to (16.70)/c/
                                                                                                   --

Small/Mid Cap
   CORE .................   2003    2,932     14.08 to 13.59      40,754       0.625 to 0        0.47           45.15 to 44.24
                            2002    2,018      9.93 to 9.64       19,376       0.625 to 0        0.51         (13.16) to (17.96)
                            2001    1,488     11.75 to 11.19      16,857     0.625 to 0.05       0.48          14.40 to 0.35/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

5. Unit Values (continued)

                                                                                    For the years and periods ended
                                           At December 31,                                   December 31,
                                -------------------------------------   ------------------------------------------------------
                                                Unit                         Expenses        Investment           Total
                                 Units       Fair Value       Assets          Ratio*           Income           Return***
      Subaccount                (000s)   Highest to Lowest    (000s)    Highest to Lowest      Ratio**      Highest to Lowest
----------------------          ------   -----------------   --------   -----------------   ------------   -------------------
Small Cap Value ......   2003    3,406    $21.68 to $13.32   $ 50,880     0.625% to 0%         0.70%        37.97% to 37.11%
                         2002    2,446      16.06 to 9.92      25,592      0.625 to 0          0.71         (4.35) to (4.98)
                         2001    1,125     16.79 to 10.44      12,243     0.625 to 0.05        1.03/c/       67.90 to 4.40/c/

Real Estate Equity ...   2003    1,035     44.99 to 27.27      29,312      0.625 to 0          4.80          36.90 to 36.05
                         2002    1,174     33.08 to 13.55      24,763      0.625 to 0          4.64           2.01 to 1.36
                         2001    1,239     32.43 to 13.29      25,563     0.625 to 0.05        5.34         224.30 to 5.07/c/

Growth & Income ......   2003    6,074     57.94 to 21.43     137,958      0.625 to 0          1.00          24.35 to 23.57
                         2002    6,132     48.11 to 11.24     111,605      0.625 to 0          0.74        (19.62) to (20.16)
                         2001    6,069     59.88 to 13.99     141,794     0.625 to 0.05        0.64        (15.45) to (16.00)

Managed ..............   2003    4,069     47.03 to 20.44     126,981      0.625 to 0          3.16          19.00 to 18.26
                         2002    4,653     40.28 to 13.15     117,787      0.625 to 0          1.79        (11.57) to (12.13)
                         2001    4,490     45.55 to 14.88     130,010     0.625 to 0.05        2.69         (2.84) to (3.47)

Total Return Bond ....   2003      659     10.20 to 10.16       6,722      0.625 to 0          0.96/c/      2.29 to (0.06)/c/

Short-Term Bond ......   2003    3,535     17.03 to 16.03      57,272      0.625 to 0          3.66           2.76 to 2.12
                         2002    2,991     16.54 to 14.01      46,860      0.625 to 0          4.44           5.48 to 4.81
                         2001    1,192     15.68 to 13.29      17,602     0.625 to 0.05        6.60         56.80 to 7.40/c/
Small Cap Emerging
   Growth ............   2003    3,224     11.79 to 11.24      36,515      0.625 to 0          0.10          48.82 to 47.90
                         2002    2,199      8.12 to 7.57       16,938      0.625 to 0          0.17        (26.45) to (26.90)
                         2001    2,371     11.04 to 10.30      25,497     0.625 to 0.05        0.07        10.40 to (4.40)/c/

International
   Opportunities .....   2003    3,590     12.10 to 11.53      42,107      0.625 to 0          1.54          32.36 to 31.54
                         2002    3,121      9.28 to 8.73       27,666      0.625 to 0          0.71        (16.94) to (17.52)
                         2001    3,321     11.18 to 10.79      36,227     0.625 to 0.05        1.01        (20.88) to (21.41)

Equity Index .........   2003   16,780     18.82 to 17.94     296,897      0.625 to 0          2.55          28.42 to 27.63
                         2002   14,262     15.15 to 12.69     196,772       0.6 to 0           1.40        (19.71) to (20.23)
                         2001   10,568     18.87 to 15.82     187,338     0.625 to 0.05        1.51        88.70 to (12.54)/c/

High Yield Bond ......   2003    2,317     10.34 to 9.98       23,624      0.625 to 0          6.81          16.50 to 15.78
                         2002    1,997      8.87 to 8.62       17,517      0.625 to 0         10.61         (4.52) to (5.07)
                         2001    1,191      9.29 to 9.08       10,941     0.625 to 0.05       10.95         2.09 to (7.10)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

5. Unit Values (continued)

                                                                                  For the years and periods ended
                                           At December 31,                                  December 31,
                                ------------------------------------   -----------------------------------------------------
                                                Unit                        Expenses       Investment           Total
                                 Units       Fair Value       Assets         Ratio*          Income           Return***
      Subaccount                (000s)   Highest to Lowest    (000s)   Highest to Lowest     Ratio**      Highest to Lowest
----------------------          ------   -----------------   -------   -----------------   ----------   --------------------
Global Bond ..........   2003    1,309    $18.89 to $18.01   $23,968      0.625% to 0%       5.74%       15.90% to 15.18%
                         2002    1,023     16.08 to 14.92     16,140       0.625 to 0        3.75         17.26 to 16.54
                         2001      948     13.72 to 12.73     12,698      0.625 to 0.05      7.05        37.20 to (2.07)/c/

Brandes International
   Equity ............   2003    3,928     19.80 to 18.84     75,588       0.625 to 0        1.26         47.42 to 46.51
                         2002    3,638     13.88 to 12.99     47,583       0 to 0.625        1.34       (13.68) to (14.27)
                         2001    3,104     16.10 to 15.28     48,052      0.625 to 0.05      1.88        58.60 to (13.30)/c/

Turner Core Growth ...   2003    1,784     19.47 to 18.52     31,065       0.625 to 0        0.29         34.59 to 33.74
                         2002    1,432     15.01 to 12.71     18,790       0.625 to 0        0.25       (23.76) to (24.25)
                         2001    1,231     19.69 to 16.67     21,880      0.625 to 0.05      0.15        96.90 to (24.06)/c/

Frontier Capital
   Appreciation ......   2003    2,324     27.82 to 27.55     56,964       0.625 to 0          --/a/      55.89 to 54.92
                         2002    1,862     18.93 to 15.17     29,688       0.625 to 0          --/a/    (23.23) to (23.72)
                         2001    1,548     24.69 to 19.76     32,664      0.625 to 0.05        --/a/     (0.99) to (1.60)

Business Opportunities
   Value .............   2003      275     10.18 to 10.07      2,799       0.625 to 0        1.02         18.73 to 18.15
                         2002       95          8.06             747          0.05           1.29/c/        (19.08)/c/

AIM V.I.
   Premier Equity ....   2003      261      25.93 to 6.31      2,588       0.625 to 0        0.33         25.08 to 24.30
                         2002      249      21.43 to 5.07      2,017       0.625 to 0        0.36       (26.33) to (31.21)
                         2001      251      29.72 to 7.08      2,579      0.625 to 0.05      0.15       (12.56) to (15.30)

AIM V.I. Capital
   Development
   Series ............   2003       35     10.15 to 10.04        358       0.625 to 0          --/a/      35.05 to 34.21
                         2002       12          7.69              88            0              --/a/         (1.79)/c/

Fidelity VIP II
   Contrafund ........   2003    1,808     32.22 to 9.64      26,131       0.625 to 0        0.32         28.35 to 27.56
                         2002    1,418     25.59 to 7.53      13,283       0.625 to 0        0.53       (39.15) to (39.67)
                         2001      512     27.72 to 8.20       5,242      0.625 to 0.05      0.22       (12.36) to (12.97)

Fidelity VIP
   Growth ............   2003      777     65.87 to 6.73      11,417       0.625 to 0        0.16         32.78 to 31.94
                         2002      613     51.31 to 5.07       6,142       0.625 to 0        0.10       (27.77) to (28.29)
                         2001      266     71.07 to 7.07       4,189      0.625 to 0.05        --/a/    610.70 to (18.22)/c/

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

5. Unit Values (continued)

                                                                                   For the years and periods ended
                                           At December 31,                                  December 31,
                                ------------------------------------   ------------------------------------------------------
                                                Unit                        Expenses       Investment           Total
                                 Units       Fair Value       Assets         Ratio*          Income           Return***
      Subaccount                (000s)   Highest to Lowest    (000s)   Highest to Lowest     Ratio**      Highest to Lowest
----------------------          ------   -----------------   -------   -----------------   ----------   ---------------------
Fidelity VIP II
   Overseas (SC)......   2003       69    $27.63 to $11.14   $ 1,054     0.625% to 0%        0.17%       43.21% to 42.31%
                         2002        6      19.65 to 8.00         65       0.05 to 0           --/a/    (2.53) to (14.86)/c/

Janus Aspen Worldwide
   Growth ............   2003      546      5.94 to 5.81       3,226      0.625 to 0         0.85         23.67 to 22.92
                         2002      545      4.90 to 4.82       2,605      0.625 to 0         0.66       (24.15) to (24.69)
                         2001      335      6.46 to 6.40       2,154     0.625 to 0.05       0.40       (22.63) to (23.05)

Janus Aspen Global
   Technology ........   2003      417      3.67 to 3.59       1,517      0.625 to 0           --/a/      46.46 to 45.54
                         2002      342      2.58 to 2.54         854      0.625 to 0           --/a/    (39.15) to (39.67)
                         2001      658      4.24 to 4.20       2,785     0.625 to 0.05       1.15       (37.37) to (57.60)/c/

MFS Investors
   Growth ............   2003      276      8.88 to 7.68       2,346      0.625 to 0           --/a/      23.02 to 22.25
                         2002       79      7.45 to 6.47         519      0.625 to 0           --/a/    (25.28) to (25.80)
                         2001       17      9.97 to 8.72         153     0.625 to 0.05         --/a/    (0.30) to (12.80)/c/

MFS New Discovery
   Series ............   2003    1,238      15.08 to 8.53     11,730      0.625 to 0           --/a/      33.72 to 32.88
                         2002      745      11.49 to 6.27      5,311      0.625 to 0           --/a/    (30.32) to (30.79)

MFS Research
   Series IC .........   2003       15      17.57 to 7.98        226      0.625 to 0         0.70         24.71 to 23.92
                         2002       23      14.49 to 6.62        226      0.625 to 0         0.25       (22.39) to (22.93)
                         2001        5      18.67 to 8.59         82     0.625 to 0.05        ---/a/     86.70 to (14.10)/c/

CSI Equity ...........   2003        6        12.43/b/            81           0             0.23             25.22/b/
                         2002        3          9.93              27           0               --/a/         (0.70)/c/

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the Subaccounts invest.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                                December 31, 2003

5. Unit Values (continued)

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

/a/  Portfolio distributed no dividends during the period.

/b/  For the year ended December 31, 2003, the Subaccount had one share class.

/c/  Inception date of Subaccount operations are as follows:

Subaccount                                      2003        2002          2001
----------                                     ------   ------------   ---------
Health Sciences ............................                            June 4
Large Cap Value CORE .......................                            May 11
Fundamental Value ..........................                             May 2
Small Cap Value ............................                            May 15
MFS Investors Growth .......................                            June 15
MFS Research Series IC .....................                           August 23
AIM V.I. Capital Development Series ........              July 18
CSI Equity .................................            September 16
Fidelity VIP II Overseas ...................              July 10
Business Opportunities Value ...............               May 3
Mid Cap Value ..............................   May 15
Total Return Bond ..........................   May 27

     In addition to this SAI, JHVLICO has filed with the Securities and Exchange Commission (the "SEC") a prospectus which contains vital information about the variable life insurance policy you are considering. The prospectus and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the prospectus and personalized illustrations from your JHVLICO representative. The prospectus may also be obtained by contacting the JHVLICO Servicing Office. You should also contact the JHVLICO Servicing Office to request any other information about your policy or to make any inquiries about its operation.

                               JHVLICO SERVICING OFFICE
                               ------------------------

                      EXPRESS DELIVERY            MAIL DELIVERY
                      ----------------            -------------
                   529 Main Street (X-4)           P.O. Box 111
                   Charlestown, MA 02129         Boston, MA 02117

                           PHONE:                      FAX:
                           ------                      ----
                       1-800-732-5543             1-617-886-3048

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Account are available on the SEC's Internet website at HTTP://WWW.SEC.GOV. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File No. 811-7782

Part C: Other Information

Item 27. Exhibits

     (a) JHVLICO Board Resolution establishing the separate account is incorporated by reference from Post-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 33-79108, filed January 11, 1996.

     (b) Not Applicable

     (c)(i) Form of Distribution and Servicing Agreement by and among Signator Investors, Inc. (previously known as John Hancock Distributors, Inc."), John Hancock Life Insurance (previously known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, is incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

     (ii) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc. and selling broker-dealers, incorporated by reference from Pre-effective Amendment No. 2 to Form S-6 Registration Statement of File No. 333-15075, filed April 23, 1997.

     (iii) Schedule of sales commissions included in Exhibit 27(c)(i) above.

     (d) Form of flexible premium variable life insurance policy, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-55172, filed on June 27, 2001.

     (e) Form of application for policies, incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-55172, filed on June 27, 2001.

     (f)(i) JHVLICO Certificate of Incorporation is incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

     (ii) JHVLICO By-laws are incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of File No. 33-79108, filed January 11, 1996.

     (g)  Not Applicable

     (h)(i) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (ii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (iii) Participation Agreement Among MFS Variable Insurance Trust, John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Massachusetts Financial Services Company, is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (iv) Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and Certain of its Affiliated Insurance Companies, each on behalf of itself and its Separate Accounts, and John Hancock Funds, Inc., is incorporated by reference from Post-Effective Amendment No. 1 to File No. 333-81127, filed May 4, 2000.

     (v) Participation Agreement between Janus Aspen Series, Janus Capital Corp., and John Hancock Variable Life Insurance Company, is incorporated by reference from File 333-425, filed on Form S-6 on November 1, 2001.

     (vi) Participation Agreement by and among the World Insurance Trust, First Dominion Capital Corporation, CSI Capital Management, Inc., and John Hancock Life Insurance Company, incorporated by reference from Post-Effective Amendment No. 4 to File No. 333-52128, filed on September 12, 2002.

     (vii) Participation Agreement among Ayco Series Trust, Mercer Allied Company, L.P. and John Hancock Life Insurance Company is incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-52128, filed on December 23, 2002.

     (i)  Not applicable.

     (j) Powers of Attorney for Michele G. Van Leer, Ronald J. Bocage, Todd G. Engelsen, Barbara L. Luddy, Daniel L. Ouellette, Robert R. Reitano and Paul Strong, are incorporated by reference from Post-Effective Amendment No. 6 to File 33-64945, filed on April 16, 2002. Powers of Attorney for Michael A. Bell and Dec Mullarkey, are incorporated by reference from Post-Effective Amendment No. 5 to File No. 333-76660, filed on October 11, 2002.

     (k) Opinion and consent of counsel as to securities being registered , incorporated by reference from Pre-Effective Amendment No. 1 to this File (File No. 333-425), filed on July 26, 1996.

     (l)  Not applicable.

     (m)  Not applicable.

     (n)  Not applicable.

     (n)(1) Consent of Independent Auditors, filed herewith.

     (o)  Not applicable.

     (p)  Not applicable.

     (q) Memorandum describing John Hancock and JHVLICO's issuance, transfer and redemption procedures for policies pursuant to Rule 6e3(T)(b)(12)(iii), is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76662, filed April 19, 1996.

Item 28. Directors and Officers of the Depositor as of August 2004

Directors
---------
Michele G. Van Leer
Ronald J. Bocage
Barbara L. Luddy
Dec Mullarkey
Daniel L. Ouellette
Robert R. Reitano
Paul J. Strong

Officers
--------
Michele G. Van Leer              Vice Chairman & President
Peter Scavongelli                Secretary
Peter Copestake                  Treasurer
Ronald J. Bocage                 Vice President & Counsel
Dec Mullarkey                    Vice President
Barbara L. Luddy                 Vice President & Actuary
Daniel L. Ouellette              Vice President
Robert R.Reitano                 Vice President - Chief Investment Officer
Paul J. Strong                   Vice President and Illustration Actuary
Rosalie M. Calabraro             Assistant Secretary
Stephen J. Blewitt               Vice President - Investment
George H. Braun                  Vice President - Investment
Diane M. Crisileo                Vice President - Investment
Willma H. Davis                  Vice President - Investment
Mark W. Davis                    Vice President - Investment
Paul F. Hahesy                   Vice President - Investment
Scott S. Hartz                   Vice President - Investment
David Henderson                  Vice President - Investment
E. Kendall Hines, Jr.            Vice President - Investment
William McPadden                 Vice President - Investment
C. Bruce Metzler                 Vice President - Investment
Barry Nectow                     Vice President - Investment
Phillip J. Peters                Vice President - Investment
Steven Mark Ray                  Vice President - Investment
Klaus O. Shigley                 Vice President - Appointed Actuary
Barry E. Welch                   Vice President - Investment
Anthony P. Wood                  Vice President - Investment
Patrick Gill                     Assistant Controller
Paula M. Pashko                  Assistant Controller
Kevin J. McWilliams              Assistant Treasurer
Wayne Zuk                        Assistant Treasurer
Peter S. Mitsopoulos             Assistant Treasurer
Cathy Hopkinson                  Assistant Treasurer
David Hayter                     Assistant Vice President, Securities Operations

----------
     All of the above-named officers and directors can be contacted at the following business address: John Hancock Variable Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable life insurance policies by investing assets allocated to various investment options in shares of John Han-cock Variable Series Trust I (the "Trust"), a mutual fund registered under the Investment Company Act of 1940 as an open-end management investment company of the "series" type.

The Registrant and other separate accounts of John Hancock and its subsidiary, John Hancock Variable Life Insurance Company, ("JHVLICO") own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity contracts and variable life insurance policies, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Trust held by the Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

The Depositor is controlled by John Hancock Financial Services, Inc. ("JHFS"). A list of persons controlled by JHFS is incorporated by reference to Exhibit 21.1 from the Annual Report filed on Form 10-K of File No. 1-15607, filed on March 15, 2004.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation ("MFS"). A list of other persons controlled by MFS as of December 31, 2003 appears below:

                                                        % of     Jurisdiction of
Affiliate                                              Equity     Incorporation
--------------------------------------------------------------------------------

Manulife Financial Corporation                            100   Canada
Jupiter Merger Corporation                                100   Delaware
The Manufacturers Life Insurance Company                  100   Canada
Manulife Bank of Canada                                   100   Canada
Manulife Financial Services Inc.                          100   Canada
Manulife Securities International Ltd.                    100   Canada
Enterprise Capital Management Inc.                         20   Ontario
Cantay Holdings Inc.                                      100   Ontario
FNA Financial Inc.                                        100   Canada
Elliot & Page Limited                                     100   Ontario
NAL Resources Limited                                     100   Alberta
3550435 Canada Inc.                                       100   Canada
MFC Insurance Company Limited                             100   Canada
FCM Holdings Inc.                                         100   Philippines
Manulife Canada Ltd.                                      100   Canada
1293319 Ontario Inc.                                      100   Ontario
3426505 Canada Inc.                                       100   Canada
Canaccord Holdings Ltd.                                 12.82   British Columbia

Manulife International Capital Corporation                100   Ontario
   Limited
Golf Town Canada Inc.                                   43.43   Canada
Regional Power Inc.                                        80   Canada
Addalam Power Corporation/1/                               50   Philippines
Avotus Corp.                                            10.36   Canada
First North American Insurance Company                    100   Canada
JLOC Holding Company                                       30   Cayman Islands
Opportunity Finance Company                                30   Cayman Islands
Resolute Energy Inc.                                    11.62   Alberta
Seamark Asset Management Ltd.                           35.01   Canada
NAL Resources Management Limited                          100   Canada
1050906 Alberta Ltd.                                      100   Alberta
PK Liquidating Company II, LLC                             18   Delaware
PK Liquidating Company I, LLC                           18.66   Delaware
Micro Optics Design Corporation                         17.69   Nevada
Innova LifeSciences Corporation                          15.6   Ontario
2015401 Ontario Inc.                                      100   Ontario
2015500 Ontario Inc.                                      100   Ontario
MFC Global Investment Management (U.S.A.) Limited         100   Canada
Cavalier Cable, Inc./2/                                    78   Delaware
2024385 Ontario Inc.                                      100   Ontario
NALC Holdings Inc./3/                                      50   Ontario
Manulife Holdings (Alberta) Limited                       100   Alberta
Manulife Holdings (Delaware) LLC                          100   Delaware
The Manufacturers Investment Corporation                  100   Michigan
Manulife Reinsurance Limited                              100   Bermuda
Manulife Reinsurance (Bermuda) Limited                    100   Bermuda
The Manufacturers Life Insurance Company (U.S.A.)         100   Michigan
ManuLife Service Corporation                              100   Colorado
Manulife Financial Securities LLC                         100   Delaware

Manufacturers Securities Services, LLC/4/                  60   Delaware
The Manufacturers Life Insurance Company of New           100   New York
   York
The Manufacturers Life Insurance Company of               100   Michigan
   America
Aegis Analytic Corporation                              15.41   Delaware
Manulife Property Management of Washington, D.C.,         100   Wash., D.C.
   Inc.
ESLS Investment Limited, LLC                               25   Ohio
Polymerix Corporation                                    11.4   Delaware
Ennal, Inc.                                               100   Delaware
Avon Long Term Care Leaders LLC                           100   Delaware
TissueInformatics Inc.                                  14.71   Delaware
Ironside Venture Partners I LLC                           100   Delaware
NewRiver Investor Communications Inc.                   11.29   Delaware
Ironside Venture Partners II LLC                          100   Delaware
Flex Holding, LLC                                        27.7   Delaware
Flex Leasing I, LLC                                     99.99   Delaware
Manulife Leasing Co., LLC                                  80   Delaware
Dover Leasing Investments, LLC                             99   Delaware
MCC Asset Management, Inc.                                100   Delaware
MFC Global Fund Management (Europe) Limited               100   England
MFC Global Investment Management (Europe) Limited         100   England
WT (SW) Properties Ltd.                                   100   England
Manulife Europe                                           100   Germany
Ruckversicherungs-Aktiengesellschaft
Manulife International Holdings Limited                   100   Bermuda
Manulife Provident Funds Trust Company Limited            100   Hong Kong
Manulife Asset Management (Asia) Limited                  100   Barbados
P.T. Manulife Aset Manajemen Indonesia                     85   Indonesia
Manulife Asset Management (Hong Kong) Limited             100   Hong Kong
Manulife (International) Limited                          100   Bermuda
Manulife-Sinochem Life Insurance Co. Ltd.                  51   China
The Manufacturers (Pacific Asia) Insurance                100   Hong Kong
   Company Limited
Manulife Consultants Limited                              100   Hong Kong

Manulife Financial Shareholdings Limited                  100   Hong Kong
Manulife Financial Management Limited                     100   Hong Kong
Manulife Financial Group Limited                          100   Hong Kong
Manulife Financial Investment Limited                     100   Hong Kong
Manulife (Vietnam) Limited                                100   Vietnam
The Manufacturers Life Insurance Co. (Phils.),            100   Philippines
   Inc.
FCM Plans, Inc.                                           100   Philippines
Manulife Financial Plans, Inc.                            100   Philippines
P.T. Asuransi Jiwa Manulife Indonesia                      71   Indonesia
P.T. Buanadaya Sarana Informatika                         100   Indonesia
P.T. Asuransi Jiwa Arta Mandiri Prima                     100   Indonesia
P.T. Zurich Life Insurance Company                        100   Indonesia
P.T. ING Life Insurance Indonesia                         100   Indonesia
Manulife (Singapore) Pte. Ltd.                            100   Singapore
Manulife Holdings (Bermuda) Limited                       100   Bermuda
Manulife Management Services Ltd.                         100   Barbados
Manufacturers P&C Limited                                 100   Barbados
Manufacturers Life Reinsurance Limited                    100   Barbados
Manulife European Holdings 2003 (Alberta) Limited         100   Alberta
Manulife European Investments (Alberta) Limited           100   Alberta
Manulife Hungary Holdings Limited/5/                       99   Hungary
MLI Resources Inc.                                        100   Alberta
Manulife Life Insurance Company/6/                         35   Japan
Manulife Century Investments (Bermuda) Limited            100   Bermuda
Manulife Century Investments (Luxembourg) S.A.            100   Luxembourg
Manulife Century Investments (Netherlands) B.V.           100   Netherlands
Daihyaku Manulife Holdings (Bermuda) Limited              100   Bermuda
Manulife Century Holdings (Netherlands) B.V.              100   Netherlands
Kyoritsu Confirm Co., Ltd./7/                            90.9   Japan
Manulife Premium Collection Co., Ltd./8/                   57   Japan

Y.K. Manulife Properties Japan                            100   Japan
Manulife Holdings (Hong Kong) Limited                     100   Hong Kong
Manulife (Malaysia) SDN. BHD.                             100   Malaysia
Manulife Financial Systems (Hong Kong) Limited            100   Hong Kong
Manulife Data Services Inc.                               100   Barbados

/1./ Inactive subsidiaries are noted in italics.
/2./ 22% of Cavalier Cable, Inc. is owned by The Manufacturers Life Insurance
     Company (U.S.A.).
/3./ 50% of NALC Holdings Inc. is owned by 2015500 Ontario Inc.
/4./ 40% of Manufacturers Securities Services, LLC is owned by The Manufacturers
     Life Insurance Company of New York.
/5./ 1% of Manulife Hungary Holdings Limited is owned by MLI Resources Inc.
/6./ 32.6% of Manulife Life Insurance Company is owned by Manulife Century
     Investments (Netherlands) B.V. and 32.4% is owned by Manulife Century Holdings (Netherlands) B.V.
/7./ 9.1% of Kyoritsu Confirm Co., Ltd. is owned by Manulife Life Insurance
     Company.
/8./ 33% of Manulife Premium Collection Co., Ltd. is owned by Manulife Century
     Holdings (Netherlands) B.V. and 10% by Manulife Life Insurance Company.

Item 30. Indemnification

     Pursuant to Section X of JHVLICO's Bylaws and Chapter 156B, Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication ofsuch issue.

Item 31. Principal Underwriters

     (a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V and H, John Hancock Variable Life Accounts S, U, V, and UV.

     (b) OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC. as of May 2004

Name                    Title
----                    -----
William H. Palmer       Chairman, CEO and Director
Wendy A. Benson         President, COO and Director
Jude A. Curtis          Executive Vice President Director
Katherine P. Klingler   Vice President
Peter Copestake         Vice President and Treasurer
Wayne Zuk               Vice President, Treasury and Assistant Treasurer

Name                    Title
----                    -----
Cathy Hopkinson         Assistant Vice President, Treasury and Assistant
                        Treasurer
David Hayter            Assistant Vice President, Securities Operations
Richard A. Brown        Assistant Treasurer
Grant D. Ward           Secretary/Clerk
Daniel L. Ouellette     Director
Wayne A. Budd           Director
Francis J. Taft         Director
Ronald J. McHugh        Director

----------
     All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

     (c)(1) Signator Investors, Inc.

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item
31. (c)(2-5).

Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

     All management services contracts are discussed in Part A or Part B.

Item 34. Fee Representation

     John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 20th day of August, 2004.
                                     --

                                On behalf of the
                 Registrant John Hancock Variable Life Account S
                                  (Registrant)

                By: John Hancock Variable Life Insurance Company


                           By: /s/ Michele G. Van Leer
                           ---------------------------
                               Michele G. Van Leer
                           President and Vice Chairman


                  John Hancock Variable Life Insurance Company
                                   (Depositor)


                           By: /s/ Michele G. Van Leer
                           ---------------------------
                               Michele G. Van Leer
                           President and Vice Chairman


Attest: /s/ Peter Scavongelli
        -----------------------------------
        Peter Scavongelli
        Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.


/s/ PATRICK GILL                                August 20, 2004
-------------------------------------------            --
Patrick Gill
Controller
   (Principal Accounting Officer)


/s/ PETER COPESTAKE                             August 20, 2004
-------------------------------------------            --
Peter Copestake
Treasurer
   (Principal Financial Officer)


/s/ MICHELE G. VAN LEER                         August 20, 2004
-------------------------------------------            --
Michele G. Van Leer
Vice Chairman of the Board and President
   (Acting Principal Executive Officer)

Signing for herself and as Attorney-In-Fact for:

Ronald J. Bocage                                Director
Barbara L. Luddy                                Director
Dec Mullarkey                                   Director
Daniel L. Ouellette                             Director
Robert R. Reitano                               Director
Paul Strong                                     Director